UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
GETAROUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

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[     ], 2024
To Our Stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of Getaround, Inc., which will be held virtually on [     ], [     ], 2024, at [     ] a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting, conducted only via live webcast on the internet at www.virtualshareholdermeeting.com/GETR2024. There will be no physical location for the Annual Meeting. You will be able to attend and participate in the Annual Meeting online, submit questions during the meeting and vote your shares electronically. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website at getaround.com.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, the proxy statement, our annual report and the proxy card, each of which is enclosed.
Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. The proxy materials, including the accompanying notice, proxy statement and form of proxy are first being distributed and made available to the Company’s stockholders on or around [     ], 2024. Only stockholders of record at the close of business on June 27, 2024, may vote at the Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to participate in the Annual Meeting and any postponements or adjournments of the meeting. However, to ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, or by mailing the proxy card in the postage-paid envelope provided, as instructed in the proxy card. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares for the matters acted upon at the meeting.
Your vote is important. Whether or not you expect to attend and participate in the Annual Meeting, we encourage you to vote in advance of the Annual Meeting by submitting your proxy electronically via the internet or by telephone or by completing, signing and dating the proxy card and returning it in the postage-paid envelope provided.
Sincerely,

Eduardo Iniguez
Chief Executive Officer

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GETAROUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

[      ], 2024
Date and Time:	[ ], [ ], 2024, at [ ] a.m., Pacific Time

Place:	Via live webcast on the internet at www.virtualshareholdermeeting.com/GETR2024.

Items of Business:	1.
Elect (i) the two Class I directors named as nominees in the Proxy Statement, each to serve until the annual meeting of stockholders to be held in respect of our fiscal year ending December 31, 2025, and (ii) the two Class II directors named as nominees in the Proxy Statement, each to serve until the annual meeting of stockholders to be held in respect of our fiscal year ending December 31, 2026, and, as to each, until their respective successors are elected and qualified, or their earlier death, resignation, disqualification or removal.

	2.	Ratify the appointment of dbbmckennon as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

3.
Approve an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of not less than 1-for-10 and not greater than 1-for-50, with the exact ratio and effective time of the reverse stock split, if any, to be determined in the sole discretion of the Board of Directors.

4.
Approve, for purposes of the rules of the New York Stock Exchange, the potential issuance of more than 19.99% of our outstanding common stock upon the conversion of our outstanding convertible notes following an adjustment to the conversion rate of the convertible notes.

5.
Approve, for purposes of the rules of the New York Stock Exchange, the potential issuance of more than 19.99% of our outstanding common stock upon the exercise of certain outstanding inducement grants.

6.
Approve the amendment and restatement of the Getaround, Inc. 2022 Equity Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares and increase the annual evergreen percentage increase to the number of shares of common stock reserved for issuance thereunder.

7.
Authorize and approve a repricing of certain stock options issued under the Getaround, Inc. Amended and Restated 2010 Stock Plan and 2022 Equity Incentive Plan that are held by eligible service providers.

	8.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Record Date:	Only stockholders of record at the close of business on June 27, 2024, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:	Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us through the Investor Relations section of our website at getaround.com or, if you are a registered holder, contact our transfer agent, Continental Stock Transfer & Trust Company, through its website at www.continentalstock.com or by phone at (800) 509-5586.

By Order of the Board of Directors,

Spencer Jackson General Counsel and Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON [      ], 2024: THIS NOTICE, THE PROXY STATEMENT, FORM OF PROXY AND ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

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GETAROUND, INC.
P.O. Box 24173
Oakland, California 94623
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [     ], 2024
This proxy statement (this “Proxy Statement”) and related proxy materials are being furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors (the “Board”) of Getaround, Inc. (“Getaround” or the “Company”) for use at our Annual Meeting of Stockholders, to be held via live webcast on the internet at www.virtualshareholdermeeting.com/GETR2024 on [     ], [     ], 2024, at [     ] a.m., Pacific Time, or at such other time and place to which the meeting may be adjourned or postponed. Stockholders of record as of June 27, 2024 (the “Record Date”), are invited to attend the Annual Meeting and are entitled to vote on the proposals described in this Proxy Statement. References in this Proxy Statement to the “Annual Meeting” also refer to any adjournments, postponements, or changes in location of the Annual Meeting, to the extent applicable.
The proxy materials, including this Proxy Statement and our annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”), are first being distributed and made available on or about [     ], 2024, to all stockholders entitled to vote at the Annual Meeting.
As used in this Proxy Statement, references to “we,” “us,” “our,” “Getaround” and the “Company” refer to Getaround, Inc. and our consolidated subsidiaries. Information contained on, or that can be accessed through, our website, including the investor relations section of our website at investor.getaround.com and our blog at blog.getaround.com, is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
PROXY SUMMARY
This summary highlights information that is described in more detail elsewhere in this Proxy Statement. This summary does not contain all the information you should consider before you vote, and you should read the entire Proxy Statement carefully before voting.
General Information
Annual Meeting of Stockholders
Date and Time:	[ ], [ ], 2024, at [ ] a.m., Pacific Time.

Place:
Via live webcast on the internet at www.virtualshareholdermeeting.com/GETR2024. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on any additional voting instructions that accompanied your proxy materials.

Record Date:	You are entitled to notice of, and to vote at, the Annual Meeting only if you were a Getaround stockholder as of the close of business on [ ], 2024 (the “Record Date”).

Voting:
Each share of common stock that you own represents one vote. You may vote via the internet, by telephone or by mail. For specific instructions on how to vote your shares, refer to the section entitled “General Information about the Annual Meeting” of this Proxy Statement, your proxy card or on any additional voting instructions that accompanied your proxy materials.

Voting Matters and Board Recommendations
Proposal	Description	Board Vote Recommendation	Page Reference (For More Information)
1	Elect (i) the two Class I directors named as nominees in this Proxy Statement, each to serve until the annual meeting of stockholders to be held in respect of our fiscal year ending December 31, 2025, and (ii) the two Class II directors named as nominees in this Proxy Statement, each to serve until the annual meeting of stockholders to be held in respect of our fiscal year ending December 31, 2026, and, as to each, until their respective successors are elected and qualified, or their earlier death, resignation, disqualification or removal.	FOR EACH NOMINEE	19

2	Ratify the appointment of dbbmckennon as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR	20

3	Approve an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of not less than 1-for-10 and not greater than 1-for-50, with the exact ratio and effective time of the reverse stock split, if any, to be determined in the sole discretion of the Board of Directors.	FOR	23

4	Approve, for purposes of the rules of the New York Stock Exchange, the potential issuance of more than 19.99% of our outstanding common stock upon the conversion of our outstanding convertible notes following an adjustment to the conversion rate of the convertible notes.	FOR	33

5	Approve, for purposes of the rules of the New York Stock Exchange, the potential issuance of more than 19.99% of our outstanding common stock upon the exercise of certain outstanding inducement grants.	FOR	36

6	Approve the amendment and restatement of the Getaround, Inc. 2022 Equity Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares and increase the annual evergreen percentage increase to the number of shares of common stock reserved for issuance thereunder.	FOR	38

7	Authorize and approve a repricing of certain stock options issued under the Getaround, Inc. Amended and Restated 2010 Stock Plan and 2022 Equity Incentive Plan that are held by eligible service providers.	FOR	48
We will also transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

i

ABOUT GETAROUND
Getaround is a global carsharing marketplace, powered by proprietary technology designed to make sharing cars simple, digital, on-demand, and automated. We reimagined the traditional car ownership model by empowering consumers, whom we refer to as our guests, to instantly and conveniently access safe, affordable and desirable cars they need while providing earnings potential to car owners who supply them, whom we refer to as our hosts. Our marketplace is designed to allow for a fully digital and contactless experience, without guests needing to wait in line at a car rental facility, manually fill out any paperwork, or meet anyone in person to exchange keys. Since launching in 2011, we have been focused on building and innovating our digital carsharing marketplace in the United States and internationally. As of March 31, 2024, our platform supports approximately 2.1 million unique guests and has approximately 75,000 active cars in more than 1,000 cities across 8 countries worldwide, including in the United States and across Europe.
We were incorporated in Delaware in September 2020 and formed as a special purpose acquisition company known as InterPrivate II Acquisition Corp. (“InterPrivate II”) for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. Legacy Getaround (as defined below) was incorporated in Delaware in 2009 and commenced operations in 2011. On December 8, 2022 (the “Closing Date”), we completed the acquisition of Legacy Getaround pursuant to an Agreement and Plan of Merger, dated as of May 11, 2022 (as amended, the “Merger Agreement”), by and among us, TMPST Merger Sub I Inc., a Delaware corporation and a wholly owned direct subsidiary of InterPrivate II, TMPST Merger Sub II LLC, a Delaware limited liability company and wholly owned direct subsidiary of InterPrivate II, and Getaround, Inc., a Delaware corporation (“Legacy Getaround”). We collectively refer to the transactions contemplated by the Merger Agreement as the “Business Combination.” In connection with the consummation of the Business Combination (the “Closing”), we changed our name from “InterPrivate II Acquisition Corp.” to “Getaround, Inc.”

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this Proxy Statement. Please read the entire Proxy Statement carefully before voting your shares.
Why did I receive these proxy materials?
Getaround is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at the Annual Meeting, which will be held on [     ], 2024. Stockholders are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.
All stockholders will have the ability to access the proxy materials via the internet, including this Proxy Statement and the Annual Report, as filed with the Securities and Exchange Commission (the “SEC”), beginning on [     ], 2024. This Proxy Statement and the Annual Report will be made available at www.proxyvote.com.
How do I attend the Annual Meeting?
The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via live audio webcast. You are entitled to participate in the Annual Meeting only if you were a holder of our common stock as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.
You will be able to attend the Annual Meeting and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GETR2024. You also will be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the control number included on your proxy card or on any additional voting instructions that accompanied your proxy materials. The live audio webcast will begin promptly at [     ] a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at [     ] a.m., Pacific Time, and you should allow ample time for the check-in procedures.
How can I get help if I have trouble checking in or listening to the Annual Meeting online?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.
Why a virtual-only online meeting?
Conducting the Annual Meeting virtually allows for remote participation and increases the opportunity for all stockholders to participate and communicate their views to a much wider audience. Stockholder rights are not affected. Additionally, the virtual meeting website uses software that verifies the identity of each participating stockholder and ensures during the question-and-answer portion of the meeting that they are granted the same rights they would have at an in-person meeting.
Our virtual Annual Meeting allows stockholders to submit questions and comments before and during the Annual Meeting by following the instructions that will be available on the virtual meeting website. Only questions pertinent to meeting matters or the Company and submitted in accordance with the rules of conduct for the Annual Meeting will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. The rules of conduct for the Annual Meeting will be available on the virtual meeting website.

What proposals are scheduled to be voted on at the Annual Meeting and how does the Board recommend that I vote?
Proposal	Description	Vote Required	Board Vote Recommendation
1
Elect (i) the two Class I directors named as nominees in this Proxy Statement, each to serve until the annual meeting of stockholders to be held in respect of our fiscal year ending December 31, 2025, and (ii) the two Class II directors named as nominees in this Proxy Statement, each to serve until the annual meeting of stockholders to be held in respect of our fiscal year ending December 31, 2026, and, as to each, until their respective successors are elected and qualified, or their earlier death, resignation, disqualification or removal.
		Plurality of Votes Cast for each Director Nominee	FOR EACH NOMINEE

2	Ratify the appointment of dbbmckennon as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	Majority of Votes Cast	FOR

3
Approve an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of not less than 1-for-10 and not greater than 1-for-50, with the exact ratio and effective time of the reverse stock split, if any, to be determined in the sole discretion of the Board of Directors, or the Reverse Stock Split Proposal.
		Majority of Votes Cast	FOR

4
Approve, for purposes of the rules of the New York Stock Exchange, the potential issuance of more than 19.99% of our outstanding common stock upon the conversion of our outstanding convertible notes following an adjustment to the conversion rate of the convertible notes, or the Convertible Note Share Issuance Proposal.
		Majority of Votes Cast	FOR

5
Approve, for purposes of the rules of the New York Stock Exchange, the potential issuance of more than 19.99% of our outstanding common stock upon the exercise of certain outstanding inducement grants, or the Inducement Grant Share Issuance Proposal.
		Majority of Votes Cast	FOR

6
Approve the amendment and restatement of the Getaround, Inc. 2022 Equity Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares and increase the annual evergreen percentage increase to the number of shares of common stock reserved for issuance thereunder.
		Majority of Votes Cast	FOR

7
Authorize and approve a repricing of certain stock options issued under the Getaround, Inc. Amended and Restated 2010 Stock Plan and 2022 Equity Incentive Plan that are held by eligible service providers, or the Stock Option Repricing Proposal.
		Majority of Votes Cast	FOR

We will also transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Could matters other than the proposals described in this Proxy Statement be decided at the meeting?
Our Amended and Restated Bylaws (the “Bylaws”) require that we receive advance notice of any proposal to be brought before the meeting by stockholders, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by the Board will have the discretion to vote on those matters for you.
Who can vote at the Annual Meeting?
Holders of our common stock at the close of business on June 27, 2024, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were [     ] shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most Getaround stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially, which may affect how you can vote your shares.
Stockholder of Record (Shares Registered in Your Name). If, at the close of business on the Record Date, your shares were registered directly in your name with Continental Stock Transfer & Trust Company, our transfer agent, then you are considered the stockholder of record with respect to those shares, and this Proxy Statement was sent directly to you by Getaround. As the stockholder of record, you have the right to grant your voting proxy directly to Getaround as described in this Proxy Statement or to vote directly at the Annual Meeting.
Beneficial Owner (Shares Registered in the Name of a Broker or Other Nominee). If, at the close of business on the Record Date, your shares were held in a brokerage account, by a trustee or another nominee on your behalf, then you are considered the beneficial owner of shares held in “street name,” and this Proxy Statement was forwarded to you by your broker or nominee. As the beneficial owner of shares held in street name, you have the right to direct your broker, trustee or other nominee on how to vote the shares held in your account. Because a beneficial owner is not the stockholder of record, your broker, trustee or nominee has provided voting instructions or a voting instruction card to you to use in directing the broker, trustee or nominee on how to vote your shares. If you do not provide your broker, trustee or nominee with instructions on how to vote your shares, such broker, trustee, or nominee will be able to vote your shares only with respect to (i) the proposal related to the ratification of the appointment of dbbmckennon as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and (ii) the Reverse Stock Split Proposal. For additional information, see “Will my shares be voted if I do not vote or instruct my nominee how to vote?” below.
How can I vote my shares at the Annual Meeting?
You may directly vote shares held in your name as the stockholder of record at the Annual Meeting. You may directly vote shares held beneficially in street name at the Annual Meeting only if you obtain a legal proxy and control number from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, you should also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the Annual Meeting?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy by any of the methods specified below. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, in the voting instructions provided by your broker, trustee or nominee.
•
Vote by Internet. Stockholders of record with internet access may vote at www.proxyvote.com by following the instructions at that site. The website address for internet voting is also provided on your proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on [     ], 2024, to be counted. If you vote via the internet, you do not need to return a proxy card by mail. If you hold your shares beneficially in street name, please check the voting instruction card provided by your broker, trustee or nominee for internet voting availability and instructions.

•
Vote by Telephone. Stockholders of record may vote by telephone by dialing 1-800-690-6903 (the call is toll-free in the United States and Canada; toll charges apply to calls from other countries) and following the recorded instructions. You will be asked to provide the control number from your proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on [     ], 2024, to be counted. If you vote by telephone, you do not need to return a proxy card by mail. If you hold your shares in street name, please check the voting instructions provided by your broker, trustee or nominee for telephone voting availability and instructions.

•
Vote by Mail. Stockholders of record who receive proxy materials by mail may submit proxies by completing, signing and dating their proxy cards and returning them promptly in the pre-addressed envelope provided so that it is received no later than [     ], 2024. Stockholders who hold shares beneficially in street name and who receive voting materials by mail from their brokers, trustees, or nominees may vote by mail by completing, signing, and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
Can I change my vote or otherwise revoke my proxy?
You may change your vote at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy by telephone, over the internet or by submitting a properly signed proxy card bearing a later date (which automatically revokes the earlier proxy). You may also revoke your proxy by providing a written notice of revocation to our Corporate Secretary at Getaround, Inc., Attn: Corporate Secretary, P.O. Box 24173, Oakland, California 94623 prior to your shares being voted, or by voting at the Annual Meeting. Attendance at the Annual Meeting without any other action will not cause your previously granted proxy to be revoked. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by voting at the Annual Meeting.
How many shares must be present or represented to conduct business at the Annual Meeting?
In order for business to be conducted at the Annual Meeting, a quorum must be present. The presence in person or by proxy of the holders of a majority of shares of common stock issued and outstanding and entitled to vote as of the Record Date will constitute a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, trustee or nominee) or if you attend the Annual Meeting through the live webcast and vote at the Annual Meeting. Both abstentions and broker non-votes will be counted for the purpose of determining the presence of a quorum. If there is no quorum, the holders of a majority of shares present virtually during the meeting or represented by proxy may adjourn the meeting to another date.
Will my shares be voted if I do not vote or instruct my nominee how to vote?
Stockholder of Record. If you do not submit a proxy or vote at the Annual Meeting, your shares will not be voted. If you indicate that you wish to vote as recommended by the Board or if you sign, date and return a proxy card but do not give specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement (i.e., “FOR” for each of Proposals 1 (each director) through 7) and in their discretion regarding any other matters properly presented for a vote at the Annual Meeting. As of the date of this proxy statement, we did not know of any proposals or matters to be raised at the Annual Meeting other than those presented in this proxy statement.
Beneficial Owner. If your shares are held in street name and you do not submit instructions to your broker, trustee or nominee on how to vote your shares, your broker, trustee or nominee may, under certain circumstances, vote your shares. A broker has discretionary authority to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. The proposal related to the ratification of the appointment of dbbmckennon as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Reverse Stock Split Proposal are considered “routine” matters. None of the other proposals are considered “routine” matters, and therefore your broker will not be able to vote on these proposals without your instructions.
What are broker non-votes?
A “broker non-vote” occurs when your broker, trustee or nominee has not received specific voting instructions from you with respect to shares held in street name and the broker, trustee or nominee does not have discretionary voting authority with respect to a proposal. Broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting. However, broker non-votes are not counted for purposes of all proposals and therefore have no effect on the outcome of these proposals, assuming that quorum is obtained.
How are abstentions treated?
Abstentions (i.e., shares present at the Annual Meeting and marked “abstain”) are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.
Who will tabulate the votes?
A representative of Broadridge Financial Solutions, Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.
How may I access an electronic list of stockholders of record entitled to vote at the Annual Meeting?
We will make available an electronic list of stockholders of record as of the Record Date for inspection by stockholders for the ten (10) days prior to the meeting. To access the electronic list during this period, please send your request, along with proof of share ownership, by email to investors@getaround.com. You will receive confirmation of your request and instructions on how to view the electronic list. The list will also be available to stockholders at www.virtualshareholdermeeting.com/GETR2024 during the live webcast of the Annual Meeting.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards to ensure that all of your shares are voted.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies online, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose final voting results in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting.

What if I have questions about my shares or need to change my mailing address on my stockholder account?
If you are a stockholder of record, you may contact our transfer agent, Continental Stock Transfer & Trust Company, by telephone at (800) 509-5586, through its website at www.continentalstock.com or by U.S. mail at 1 State Street, 30th Floor, New York, New York 10004, if you have questions about your Getaround shares or need to change your mailing address on your stockholder account.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”
Brokers with account holders who are Getaround stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Getaround that you no longer wish to participate in householding.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Getaround, Inc., Attn: Corporate Secretary, P.O. Box 24173, Oakland, California 94623 or (3) contact our Investor Relations department by telephone at (415) 295-5725 or by email to investors@getaround.com . Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
What are the requirements to propose actions to be included in our proxy materials for our next annual meeting of stockholders, or for consideration at our next annual meeting?
Requirements for stockholder proposals to be considered for inclusion in our proxy materials for our next annual meeting:
Our Bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Corporate Secretary at our principal executive office. Our current principal executive office is located at P.O. Box 24173, Oakland, California 94623. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in our proxy materials for our next annual meeting, stockholder proposals must be received by our Corporate Secretary no later than [     ], 2024, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.
Requirements for stockholder nomination of director candidates and stockholder proposals to be presented at our next annual meeting:
Our Bylaws provide that stockholders may nominate persons for election to the Board and present proposals to be considered at an annual meeting by providing timely notice to our Corporate Secretary at the address of our principal executive office set forth above. To be timely for our next annual meeting, our Corporate Secretary must receive the written notice at our principal executive office:
•	not earlier than the close of business on [ ], 2025, and
•	not later than the close of business on [ ], 2025.

If we hold our next annual meeting of stockholders more than 30 days before or more than 60 days after [     ], 2025 (the one-year anniversary date of the Annual Meeting), then notice of a nomination or stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive office:
•	not earlier than the close of business on the 120th day prior to such annual meeting, and
•
not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made.

A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by the Bylaws. If a stockholder who has notified Getaround of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Getaround does not need to present the proposal for vote at such meeting.
In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b).

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Board Composition
Our business and affairs are managed under the direction of the Board. The Board currently consists of eight members. The Chairperson of the Board is Jason Mudrick and our Board has determined that five of our directors are independent within the meaning of the independence requirements of the New York Stock Exchange (“NYSE”). In accordance with our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), the Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. Our directors are currently divided among the three classes as follows: the Class I director is Bruno Bowden; the Class II directors are Eduardo Iniguez and Ravi Narula; and the Class III directors are Jason Mudrick, Nikul Patel, Neil Salvage, Qais Sharif and Sam Zaid.
Messrs. Bowden and Narula, whose terms as Class I and II directors, respectively, end at the Annual Meeting, have been nominated to serve as Class I directors for a three-year term expiring at our annual meeting of stockholders to be held in respect of our fiscal year ending December 31, 2025. Mr. Iniguez, whose term as a Class II director expires at the Annual Meeting, and Mr. Mudrick, who has conditionally agreed to resign as a Class III director prior to the opening of the polls at the Annual Meeting, have been nominated to serve as Class II directors for a three-year term expiring at our annual meeting of stockholders to be held in respect of our fiscal year ending December 31, 2026. Messrs. Patel, Salvage, Sharif and Zaid currently serve as Class III directors, and their terms will expire at our annual meeting of stockholders to be held in respect of our fiscal year ending December 31, 2024.
In connection with the closing of the Third A&R Note in January 2024, as described below under the heading “Certain Relationships and Related Party Transactions — Investments by Mudrick Capital Management,” we agreed, pursuant to the A&R Incremental Subscription Agreement, to appoint Mr. Mudrick as a Class III director. In addition, in connection with the closing of the Fifth A&R Note in April 2024, we agreed, pursuant to the Second A&R Incremental Subscription Agreement, that Mudrick Capital Management would be entitled to identify and recommend to the Board three independent director candidates, and, assuming each such candidate (i) is reasonably acceptable to a majority of the other directors and (ii) meets the independence requirements of the New York Stock Exchange (each, an “Independent Director Candidate”), the Board will appoint each such Independent Director Candidate to the Board as a Class III director and at least two of such Independent Director Candidates to the compensation committee and the nominating and corporate governance committee of the Board. Effective May 6, 2024, the Board appointed Messrs. Patel, Salvage and Sharif as Class III directors. We further agreed that, following the appointment of the Independent Director Candidates as Class III directors, Mr. Mudrick would serve as a Class II director. See “Certain Relationships and Related Party Transactions — Investments by Mudrick Capital Management” for additional information.
The following table sets forth certain information, including ages as of June 1, 2024, with respect to our directors who we expect to continue in office after the Annual Meeting, including the four nominees for election at the Annual Meeting:
Name	Age	Director Since	Independent	Audit	Compensation	Nominating and Corporate Governance
Class I Directors – Nominees for Election at the Annual Meeting
Bruno Bowden	45	December 2022	X	X	Chair
Ravi Narula	54	December 2022	X	Chair
Class II Directors – Nominees for Election at the Annual Meeting
Eduardo Iniguez	37	February 2024
Jason Mudrick*	49	January 2024
Class III Directors – Continuing in Office
Nikul Patel	49	May 2024	X	X		X
Neil Salvage	46	May 2024	X		X	Chair
Qais Sharif	56	May 2024	X		X	X
Sam Zaid	45	December 2022
*	Currently a Class III director.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.
Class I Director Nominees
Bruno Bowden. Mr. Bowden has served as a member of the Board since the Closing. Since December 2020, Mr. Bowden has served as a Managing Partner and co-founder of Grep VC, a venture capital firm investing in new technologies in AI and robotics. Prior to Grep VC, he served as an Engineering Manager at Aurora Innovation, a self-driving vehicle technology company, from May 2017 to September 2018 and as an Equity Partner at Data Collective, a venture capital firm investing in entrepreneurs building Big Data companies, from 2012 to 2017. Prior to that, he served as Engineering Manager at Google, Inc. for over seven years. Mr. Bowden holds a B.A. in Computer Science from the University of Cambridge. We believe that Mr. Bruno is qualified to serve as a member of the Board because of his extensive experience in the venture capital and technology industries.
Ravi Narula. Mr. Narula has served as a member of the Board since the Closing. Mr. Narula has served as the Chief Financial Officer of Certinia Inc., a provider of customer-centric business applications across finance, services, and customer success teams, from June 2021 through October 2023. He previously served as Chief Financial Officer of Ooma, Inc., a smart communications platform for businesses and consumers, from December 2014 to June 2021. Mr. Narula also served as a director of Ooma, Inc. from January 2021 to June 2021. Prior to joining Ooma, he served in different finance roles at Gigamon Inc., a network traffic management software provider, including the role of Chief Accounting Officer from April 2013 to November 2014, and Vice President and Corporate Controller from April 2012 to November 2014. Mr. Narula worked at BigBand Networks, Inc., a digital video networking company, from July 2005 to January 2012, and served as its Chief Financial Officer from May 2010 to January 2012. Prior to joining BigBand, Mr. Narula served as the Director of Financial Governance at Borland Software Corporation, a software company, and was a Senior Manager at Deloitte & Touche, an international accounting firm. Mr. Narula holds a Bachelor of Commerce degree from the University of Garhwal, India and is a licensed CPA (inactive) in the state of California and in Canada. We believe Mr. Narula is qualified to serve as a member of the Board because of his financial expertise, including his several years of experience as chief financial officer and comparable financial roles of publicly traded and privately held companies, and his financial and accounting knowledge.
Class II Director Nominees
Eduardo Iniguez. Mr. Iniguez has served as our Chief Executive Officer and as a member of the Board since February 2024. He previously served our Vice President of Risk & Strategy from May 2023, when we acquired certain assets from HyreCar, Inc., his former employer, to November 2023. Prior to rejoining Getaround, Mr. Iniguez served as the Chief Financial Officer of Silvus Technologies, a developer of advanced multiple-input, multiple-output communication systems, from November 2023 to February 2024. Prior to that, Mr. Iniguez served in various capacities at HyreCar, Inc. from May 2022 to May 2023, including serving as its interim Chief Executive Officer from December 2022 to May 2023. From September 2018 to May 2022, Mr. Iniguez was the Vice President of Corporate Finance at AllClear Aerospace & Defense, an aerospace distribution company, in which role Mr. Iniguez served as the Chief Financial Officer for one of the company’s joint ventures while overseeing the company’s finance and accounting functions. Mr. Iniguez received his Master of Business Administration and Bachelor of Science from the University of Southern California. We believe Mr. Iniguez is qualified to serve as a member of the Board because of his knowledge of the Company, HyreCar and the carsharing industry and his extensive experience in operational and financial management at other technology companies.
Jason Mudrick. Mr. Mudrick has served as a member of the Board since January 2024 and was appointed Chairman of the Board in February 2024. Mr. Mudrick is the founder and Chief Investment Officer of Mudrick Capital, an investment firm that specializes in long and short investments in distressed credit. Mudrick Capital was founded in 2009. Before founding Mudrick Capital, Mr. Mudrick served as Managing Director and Portfolio Manager of the Contrarian Equity Fund, a fund specializing in post-restructured equities. Mr. Mudrick has previously served on multiple creditors’ committees and boards of directors for several public and privately held companies. Mr. Mudrick holds his Bachelor of Arts degree in Political Science from the University of Chicago and his Juris Doctorate from Harvard Law School. We believe Mr. Mudrick is qualified to serve as a member of the Board because of his financial sophistication, capital market expertise, and extensive experience serving as a director of, or investing in, a number of privately and publicly held companies.

Continuing Directors
Nikul Patel. Mr. Patel has served as a member of the Board since May 2024. Mr. Patel is the Founder and CEO of LoanGlide, Inc., an embedded financing platform for personal loans. Prior to LoanGlide, Mr. Patel held several senior management positions at LendingTree, Inc., including Chief Strategy Officer, Chief Operating Officer, and Chief Product Officer. Prior to joining LendingTree, Mr. Patel held various leadership positions at Bills.com, Inc. and Intel Corporation. Mr. Patel serves as a director of Data Axle, Inc., and Skyline Champion Corporation. He holds an MBA from the Wharton School of the University of Pennsylvania, an MS in Computer Engineering from Florida Atlantic University, and a BS in Electronics and Communication Engineering from Gujarat University. We believe Mr. Patel is qualified to serve as a member of the Board because of his extensive senior leadership and executive experience in the technology industries.
Neil Salvage. Mr. Salvage has served as a member of the Board since May 2024. Mr. Salvage previously served as Chief Revenue Officer and then President and Chief Operating Officer of LendingTree where he was responsible for overall company revenue and then management of the company’s day -to-day operations. Prior to LendingTree, he held senior roles at CBS Corporation, CityGrid Media, LLC, and YellowPages.com. He holds an MA in Computer Resources and Information Management from Webster University and a BS in Business Management from the University of South Carolina. We believe Mr. Salvage is qualified to serve as a member of the Board because of his management experience with knowledge and perspective on the Company’s daily operating challenges gained from experience as an operating executive in the financial and information technology industries.
Qais Sharif. Mr. Sharif has served as a member of the Board since May 2024. Mr. Sharif has held various global management positions at Visteon Corporation, where he currently serves as Senior Vice President and General Manager of the Americas and Energy Storage Solutions. Prior to Visteon, he was Vice President, IT & Mobile USA Sales and Marketing, for LG Electronics Inc.’s consumer and automotive display markets. Previous to that, he held global senior leadership roles at TE Connectivity, Sharp Microelectronics and Toshiba. He holds a BS in Electrical Engineering from Southern Illinois University. We believe Mr. Sharif is qualified to serve as a member of the Board because of his experience in leadership positions at global companies in the consumer and business products industries.
Sam Zaid. Mr. Zaid is a co-founder of Getaround and has served as a member of the Board since the Closing, and previously served as our Chief Executive Officer and as Chairman of the Board from the Closing until February 2024. Prior to the Closing, Mr. Zaid served as the Chief Executive Officer of Legacy Getaround from January 2022 until the Closing and from 2010 until December 2020, and as Executive Chairman of Legacy Getaround from December 2020 until December 2021. Before Getaround, Mr. Zaid founded and served as Chief Executive Officer of 360pi, a price intelligence platform for online retailers that was acquired by MarketTrack in 2017. Mr. Zaid also founded and served as Chief Executive Officer of Apption, an enterprise software consultancy specializing in big data analytics and Artificial Intelligence that he founded in 2004. Mr. Zaid has been named an E&Y Entrepreneur of the Year, a Microsoft Code Award winner, and was a Google Scholarship recipient. Mr. Zaid studied Engineering Physics at Queen’s University in Canada, graduating with First-class honors, and Artificial Intelligence & Robotics through the Singularity University Graduate Studies Program.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Getaround is strongly committed to good corporate governance practices. These practices provide an important framework within which the Board and our management can pursue our strategic objectives for the benefit of our stockholders.
Our Corporate Governance Guidelines set forth our policies and procedures related to corporate governance and cover topics including director qualifications and responsibilities, board composition and management, and succession planning. Our Corporate Governance Guidelines are available without charge on the investor relations portion of our website at getaround.com.
We have adopted a written code of business conduct and ethics that applies to our directors and officers, employees, independent contractors and consultants, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on the investor relations portion of our website at getaround.com. In addition, we intend to post on our website all disclosures that are required by law or the NYSE listing standards concerning any amendments to, or waivers from, any provision of the code.

Board Leadership Structure
Our Corporate Governance Guidelines provide that the Board may select a Chairperson in the manner and on the criteria that the Board determines appropriate at the time of selection. In the event that our Chairperson is not independent, the independent directors of the Board, upon the recommendation of the nominating and corporate governance committee, will designate a lead independent director by a majority vote of the independent directors, which lead independent director shall have the responsibilities set forth in our Corporate Governance Guidelines. The independent members of the Board also meet in executive session without management, which we believe enhances the benefit of having the perspective of independent directors. The independent directors may choose a presiding director for such executive sessions by majority vote for each session.
The Board is currently led by its Chairperson, Jason Mudrick. We currently separate the roles of Chief Executive Officer and Chairperson of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for Getaround and the day-to-day leadership and performance of the Company, while the Chairperson provides guidance to the Chief Executive Officer and presides over meetings of the full Board. We believe this separation of responsibilities provides a balanced approach to managing the Board and overseeing the Company.
Although we currently do not have a lead independent director, the Board has concluded that our current leadership structure is appropriate at this time. However, the Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Board Role in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. Although the Board does not have a standing risk management committee, it administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, regulatory, cybersecurity, privacy, compliance and reputational risks. The risk oversight responsibility of the Board and its committees is supported by our management reporting processes, which are designed to provide visibility to the Board and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.
Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including its investment policies and its guidelines and policies with respect to risk assessment and risk management. The audit committee also monitors compliance with legal and regulatory requirements and assists the Board in fulfilling its oversight responsibilities with respect to risk management. The nominating and corporate governance committee assesses risks related to our overall corporate governance practices, including board and committee composition, board size and structure and the independence of the Board, as well as succession planning, and monitors the effectiveness of our governance guidelines. The compensation committee reviews with management our major compensation-related risk exposures and the steps management has taken to monitor and control such exposures, and assesses whether any of our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.
We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.
Director Independence
Our common stock is listed on the NYSE. Under the listing requirements and rules of the NYSE, independent directors must comprise a majority of the Board. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if the Board determines that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Compensation committee members must not have a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member. Additionally, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.
The Board has undertaken a review of its composition, the composition of its committees, and the independence of each director and considered whether any director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities as required by the rules of the NYSE. Based upon information requested from and provided by each director concerning such director’s background, employment and affiliations, including family relationships, the Board determined that Messrs. Bowden, Narula, Patel, Salvage and Sharif, representing five of our eight directors, are “independent directors” as defined under current rules and regulations of the SEC and the listing standards of the NYSE. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our securities by each non-employee director and the transactions involving them described under “Certain Relationships and Related Party Transactions” below.
Committees of the Board
The Board has three standing committees — an audit committee, a compensation committee and a nominating and corporate governance committee — each of which have the composition and the responsibilities described below. Each of these committees operates under a written charter that satisfies the applicable listing standards of the NYSE, copies of which are available on the investor relations portion of our website at getaround.com. Members serve on these committees until their resignation or until otherwise determined by the Board. The Board may establish other committees as it deems necessary or appropriate from time to time. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this prospectus.
Audit Committee
Our audit committee consists of Messrs. Bowden, Narula and Patel, with Mr. Narula serving as chair. Rule 10A-3 of the Exchange Act and the NYSE listing standards require that our audit committee be composed entirely of independent members. The Board has determined that each of Messrs. Bowden, Narula and Patel meets the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 of the Exchange Act and the NYSE listing standards and also meets the financial literacy requirements of the NYSE listing standards. In addition, the Board has determined that Mr. Narula qualifies as an “audit committee financial expert” within the meaning of the SEC regulations.
The primary purpose of the audit committee is to discharge the responsibilities of the Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits and to oversee our independent registered public accounting firm. The principal functions of the audit committee include, among other things:
•	helping the Board oversee our corporate accounting and financial reporting processes;
•	managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•
reviewing and discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•
obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law;

•	establishing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	overseeing our policies on risk assessment and risk management;
•	overseeing compliance with our code of business conduct and ethics;

•	reviewing related person transactions; and
•	approving or, as required, pre-approving audit and permissible non-audit services to be performed by the independent registered public accounting firm.
Compensation Committee
Our compensation committee consists of Messrs. Bowden, Salvage and Sharif, with Mr. Bowden serving as chair. The Board has determined that each of Messrs. Bowden, Salvage and Sharif meets the definition of “independent director” for purposes of serving on the compensation committee under the NYSE listing standards, including the heightened independence standards for members of a compensation committee.
The primary purpose of our compensation committee is to discharge the responsibilities of the Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. The principal functions of the compensation committee include, among other things:
•	reviewing, approving and determining, or making recommendations to the Board regarding, the compensation of our chief executive officer, other executive officers and senior management;
•	reviewing, evaluating and recommending to the Board succession plans for our executive officers;
•	reviewing and recommending to the Board the compensation paid to our non-employee directors;
•	administering our equity incentive plans and other benefit programs;
•
reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management;

•
administering our compensation recovery policy, which allows us to recover incentive-based compensation awarded or paid to applicable officers in the event of a financial restatement or misconduct; and

•	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Messrs. Patel, Salvage and Sharif, with Mr. Salvage serving as chair. The Board has determined that each of Messrs. Patel, Salvage and Sharif meets the definition of an “independent director” under the NYSE listing standards.
Our nominating and corporate governance committee is responsible for, among other things:
•	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the Board;
•	considering and making recommendations to the Board regarding the composition and chairmanship of the committees of the Board;
•	instituting plans or programs for the continuing education of the Board and the orientation of new directors;
•	developing and making recommendations to the Board regarding corporate governance guidelines and matters;
•	overseeing our corporate governance practices;
•	overseeing periodic evaluations of the Board’s performance, including committees of the Board; and
•	contributing to succession planning.
Policy Against Hedging
Under the terms of our insider trading policy, our directors, officers, employees and contractors (and their respective family members and affiliated entities, such as venture capital funds) are prohibited from engaging in hedging or monetization transactions involving our securities, such as prepaid variable forward contracts, equity swaps, collars or exchange funds. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan unless the pledge has been approved by our designated compliance officer.

Board and Committee Meetings and Attendance
The Board and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During the fiscal year ended December 31, 2023, the Board met 15 times; the audit committee met 6 times; the compensation committee met 6 times; and the nominating and corporate governance committee met 2 times.
During the fiscal year ended December 31, 2023, each member of the Board attended at least 75% of the aggregate of all meetings of the Board and of all meetings of committees of the Board on which such member served that were held during the period in which such director served.
While we do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders, each director is encouraged to attend. We did not hold an annual meeting of stockholders in 2023 in respect of our fiscal year ended December 31, 2022, due to the delay in finalizing our financial statements for that fiscal year. See “Proposal 1 – Election of Directors.”
Communications with Directors
Stockholders and other interested parties may communicate with the Board, non-management members of the Board as a group, a committee of the Board or a specific member of the Board (including our Chairperson or lead independent director, if any) by writing to the Board, c/o General Counsel, Getaround, Inc., P.O. Box 24173, Oakland, California 94623. All communications are reviewed by the General Counsel or his designee and, if appropriate, forwarded to the Chairperson of the Board or to the member or members of the Board to whom the communications are addressed.
Director Compensation
Non-Employee Director Compensation Table for Fiscal Year 2023
The following table sets forth information concerning the compensation of our non-employee directors for the year ended December 31, 2023.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Bruno Bowden	44,837	16,667	—	61,504
Ahmed M. Fattouh(4)	—	16,667	—	16,667
Ravi Narula	44,837	66,667	—	111,504
Jeffrey Russakow(5)	—	90,500	486,661(6)	577,161
Neil S. Suslak(7)	—	12,500	—	12,500
(1)	Pursuant to our non-employee director compensation policy, each director (other than Dr. Russakow) was eligible to earn a cash retainer for service during the year ended December 31, 2023.
(2)
The amount reported in this column reflects the aggregate grant date fair value for financial statement reporting purposes of RSUs granted during the fiscal year ended December 31, 2023, as determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). This amount reflects our accounting expense for these RSUs and does not represent the actual economic value that may be realized by the director. There can be no assurance that the amount will ever be realized. For the assumptions used in valuing the award, please see Note 15 – Stock- Based Compensation to our consolidated financial statements included in the Annual Report.

(3)
Each of the directors received an RSU award on August 8, 2023, consisting of: 33,333 RSUs (Mr. Bowden); 33,333 RSUs (Mr. Fattouh); 133,333 RSUs (Mr. Narula); 181,000 RSUs (Dr. Russakow); and 25,000 RSUs (Mr. Suslak). The RSUs granted to Messrs. Bowden, Fattouh and Narula were granted under our non- employee director compensation policy, as further described below, and vested in full on December 9, 2023. The RSUs granted to Dr. Russakow were granted in connection with the service arrangement under his consulting agreement, as further described below, and will vest as follows: one-third of the RSUs vesting on August 15, 2023, and 1/4th of the RSUs vesting on the same day of every third month thereafter, subject to the holder’s continuous service through each vesting date. The RSUs granted to Mr. Suslak, which were granted under our non-employee director compensation policy, did not vest and were forfeited upon his resignation from the Board in October 2023.

Our non-employee directors held the following number of RSUs as of December 31, 2023:
Name	RSUs Outstanding
Bruno Bowden	33,333
Ahmed M. Fattouh	33,333
Ravi Narula	133,333
Jeffrey Russakow	341,126
Neil S. Suslak	—
(4)	Mr. Fattouh resigned from the Board effective as of January 19, 2024.

(5)	Dr. Russakow resigned from the Board effective as of April 28, 2024.
(6)
We entered into a consulting agreement with Dr. Russakow effective as of November 1, 2021, as amended effective as of July 5, 2022, pursuant to which we agreed to pay Dr. Russakow $50,000 per month for services rendered under the consulting agreement, resulting in a total amount of $486,661 paid during fiscal year 2023.

(7)	Mr. Suslak resigned from the Board effective as of October 11, 2023.
Non-Employee Director Compensation Arrangements
The Board has adopted a non-employee director compensation policy designed to attract and retain high quality non-employee directors (“Outside Directors”) by providing competitive compensation and to align their interests with the interests of our stockholders through equity awards. In connection with the appointment of the Independent Director Candidates described above, we expect that our Board will adopt a new non-employee director compensation policy.
Specifically, the current policy provides for the following annual cash retainers, which are payable quarterly in arrears and pro-rated for partial quarters of service:
Annual Board Member Service Retainer
•	All Outside Directors: $35,000
•	Lead Independent Director: $7,500 (in addition to above)
Annual Committee Member Service Retainer
•	Member of the Audit Committee: $10,000
•	Member of the Compensation Committee: $7,500
•	Member of the Nominating and Corporate Governance Committee: $5,000
Annual Committee Chair Service Retainer (in lieu of Annual Committee Member Service Retainer)
•	Chairperson of the Audit Committee: $20,000
•	Chairperson of the Compensation Committee: $15,000
•	Chairperson of the Nominating and Corporate Governance Committee: $10,000
As described below, Outside Directors will also receive equity awards under the 2022 Equity Incentive Plan annually and will receive awards upon their initial appointment to the Board, as follows:
•
Upon initial election or appointment to the Board, a stock option or restricted stock unit award, as determined by the Board, with a grant date value of $300,000, which will vest in three equal annual installments beginning on the first anniversary of the date of grant, subject to such director’s continuous service through each applicable vesting date; and

•
At each annual stockholder meeting following such director’s appointment to the Board and such director’s service on the Board for a minimum of six months, an additional stock option or restricted stock unit award, as determined by the Board, with a grant date value of $150,000, which will vest in full upon the earlier of the first anniversary of the date of grant or the day prior to the next annual stockholder meeting, subject to such director’s continuous service through the applicable vesting date.

Notwithstanding the foregoing, for each Outside Director who remains in continuous service as a member of the Board until immediately prior to the consummation of a “change in control” (as defined in the 2022 Equity Incentive Plan), any unvested portion of an equity award granted in consideration of such director’s service as a member of the Board will vest in full immediately prior to, and contingent upon, the consummation of such change in control.
The Board will also have discretion to grant additional equity awards to certain Outside Directors for services to us that exceed the standard expectations for an Outside Director or for other circumstances determined to be appropriate by the Board. We will also reimburse directors for their reasonable out-of-pocket expenses in connection with attending board and committee meetings.

Director Compensation Agreement
We entered into a consulting agreement with Dr. Russakow effective as of November 1, 2021, as amended effective as of July 5, 2022. Pursuant to the consulting agreement, we agreed to pay Dr. Russakow $50,000 per month for services rendered under the consulting agreement. Further, we granted Dr. Russakow an award of restricted stock units covering 181,000 shares of common stock on August 8, 2023. The consulting agreement may be terminated by either party at any time upon 10 business days’ written notice or, if either party defaults in the performance of the consulting agreement or materially breaches any of its obligations under the consulting agreement, the non-breaching party may terminate the consulting agreement immediately if the breaching party fails to cure the breach within 3 business days of receiving written notice of the breach. Effective April 28, 2024, the consulting agreement was terminated in connection with Dr. Russakow’s resignation from the Board.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Process for Nominations to the Board
The nominating and corporate governance committee is responsible for recommending to the Board nominees for election to the Board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the Board. New candidates may be identified through recommendations from existing directors or members of management, consultants or third-party search firms, discussions with other persons who may know of suitable candidates to serve on the Board, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the nominating and corporate governance committee, interviews with the committee as a whole, one or more members of the committee, or one or more other Board members, and discussions within the committee and the full Board. In the case of incumbent directors whose terms of office are set to expire at the annual meeting of stockholders, the nominating and corporate governance committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The nominating and corporate governance committee then recommends candidates to the full Board, with the full Board selecting the candidates to be nominated for election by the stockholders or to be appointed by the Board to fill a vacancy.
The nominating and corporate governance committee will also consider director candidates proposed by stockholders as well as recommendations from other sources. Any stockholder who wishes to recommend a prospective candidate for the Board for consideration by the nominating and corporate governance committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Getaround, Inc., Attn: Corporate Secretary, P.O. Box 24173, Oakland, California 94623. Any such submission must also describe the experience, qualifications, attributes and skills that make the prospective candidate a suitable nominee for the Board, as well as other information set forth in our Corporate Governance Guidelines. Our Bylaws set forth the requirements for direct nomination by a stockholder of persons for election to the Board.
Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to the Board is set forth above under “General Information about the Annual Meeting.”
Director Qualifications
With the goal of developing an experienced and highly qualified board of directors, with a diverse background and skill set that contributes to the total mix of viewpoints and experience represented on the Board, our nominating and governance committee is responsible for developing and recommending to the Board the desired qualifications, expertise and characteristics of members of the Board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on the Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of the Board to possess.
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the Board from time to time, the Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NYSE listing requirements and the provisions of our Certificate of Incorporation and Bylaws, our Corporate Governance Guidelines and the charters of the committees of the Board. When considering nominees, our nominating and governance committee may take into consideration many factors including, among other things, a candidate’s independence, character, integrity, judgment diversity, professional achievements, skills, financial and other areas of expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of the Board in the context of its existing composition. The Board does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within the Company. Through the nomination process, our nominating and governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the overall effectiveness of the Board. Accordingly, our nominating and governance committee may consider such factors as gender, race, ethnicity, differences in professional background, experience at policy-making levels in business, finance and technology and other areas, education, skill and other individual qualities and attributes. The brief biographical description of each director set forth above under “Board of Directors and Corporate Governance—Board Composition” includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of the Board at this time.

PROPOSAL 1:
ELECTION OF DIRECTORS
The Board currently has eight members and, in accordance with our Certificate of Incorporation, is divided into three classes, with the classes as nearly equal in number as possible, and with each class typically serving staggered three-year terms. One class is elected each year at the annual meeting of stockholders for a term of three years to succeed the same class whose term is then expiring. However, because we did not hold an annual meeting of stockholders in 2023 in respect of our fiscal year ended December 31, 2022, due to the delay in finalizing our financial statements for that fiscal year, the Board has nominated directors for re-election at the Annual Meeting to serve in both Class I and Class II. Each of the nominees listed below has been selected by the Board as a nominee in accordance with the recommendation of the nominating and corporate governance committee. Each nominee, if elected, will hold office until the annual meeting of stockholders at which such director’s term expires and until the election and qualification of such director’s successor, or until such director’s earlier death, resignation, disqualification or removal.
Nominees for Election
The Board has nominated Messrs. Bowden and Narula for election as Class I directors and Messrs. Iniguez and Mudrick for election as Class II directors at the Annual Meeting. If elected, each of Messrs. Bowden and Narula will serve as Class I directors until the annual meeting of stockholders in respect of our fiscal year ending December 31, 2025, and Messrs. Iniguez and Mudrick will serve as Class II directors until the annual meeting of stockholders to be held in respect of our fiscal year ending December 31, 2026, or until their respective successors are elected and qualified, or their earlier death, resignation, disqualification or removal. For information concerning the nominees, see the section titled “Board of Directors and Corporate Governance.”
Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present Board. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on the Board. The Board may fill such vacancy at a later date or reduce the size of the Board. Each of the nominees is a current member of our Board and has consented to serve if elected, and we have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.
Required Vote
Our Bylaws provide that the election of directors requires a plurality of the votes of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Under this voting standard, once a quorum has been established, the nominees who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As described above, the Board has nominated two persons for election as Class I Directors and two persons for election as Class II Directors at the Annual Meeting and, as a result, the two nominees receiving the highest number of votes in each director class being elected at the Annual Meeting will be elected, even if these votes do not constitute a majority of the votes cast. Stockholders cannot vote for a greater number of persons than the four nominees named. Only votes cast “FOR” a nominee will be counted in the election of directors. Votes that are “WITHHELD” with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Broker non-votes will have no effect on this proposal.
Recommendation
THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

PROPOSAL 2:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board has appointed dbbmckennon as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024. Dbbmckennon has audited our financial statements since August 2023. Representatives of dbbmckennon are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
Stockholder ratification of the appointment of dbbmckennon is not required by our Bylaws or other applicable legal requirements. However, the Board is submitting the selection of dbbmckennon to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Independent Registered Public Accounting Firm Fees and Services
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2023 and 2022 by dbbmckennon, our independent registered public accounting firm.
	2023	2022
Audit Fees	$482,000	$411,000
Total	$482,000	$411,000
Audit Fees. This category consists of fees for professional services rendered for the audits of our financial statements which were billed during the respective year, including the audits of our annual financial statements and reviews of our interim quarterly reports, and services provided in connection with SEC filings, including consents and comfort letters.
Pre-Approval Policies and Procedures
Pursuant to its charter, our audit committee is responsible for pre-approving all audit and permissible non-audit services and related engagement fees and terms for services provided to us by our independent registered public accounting firm (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). The audit committee’s charter gives the audit committee the power to delegate to one or more members of the audit committee the authority to pre-approve audit and permissible non-audit services. The audit committee has all of the audit and permissible non-audit services covered by the audit fees.
Required Vote
Approval of this Proposal 2 requires the affirmative vote (i.e., “FOR” votes) of the holders of a majority of the votes cast for or against at the Annual Meeting. Abstentions will have no effect on the outcome of this proposal. Brokers are entitled to vote on this proposal.
Recommendation
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.
Change in Independent Registered Public Accounting Firm
As previously disclosed, on December 8, 2022, the audit committee of the Board approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2022. BDO served as the independent registered public accounting firm of Legacy Getaround prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), InterPrivate II’s independent registered public accounting firm prior to the Business Combination, was informed on December 13, 2022, that it would be replaced by BDO as the Company’s independent registered public accounting firm, effective December 8, 2022.

The report of Marcum on InterPrivate II’s financial statements as of December 31, 2021, and the related statements of operations, changes in stockholders’ deficit and cash flows for the year then ended, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern because the Company’s cash and working capital as of December 31, 2021, were not sufficient to complete its planned activities for a reasonable period of time.
During the period from September 10, 2020 (inception), through December 31, 2021, and subsequent interim periods through December 8, 2022, there were no disagreements between InterPrivate II and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement in connection with its report covering such period.
During the period from September 10, 2020 (inception), through December 31, 2021, and subsequent interim periods through December 8, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act) other than the material weaknesses identified in InterPrivate II’s internal control over financial reporting related to (i) the classification of the private warrants as components of equity instead of as derivative liabilities, as previously disclosed in InterPrivate II’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, (ii) accounting for complex financial instruments, including the classification of Class A Stock subject to redemption, as previously disclosed in InterPrivate II’s Current Report on Form 8-K filed with the SEC on November 17, 2021, and (iii) an adjustment to reflect an accrual as of December 31, 2021, as previously disclosed in InterPrivate II’s Annual Report on Form 10-K for the year ended December 31, 2021. The material weakness related to accounting for complex financial instruments resulted in the restatement of InterPrivate II’s interim financial statements for the quarterly periods ended March 31, 2021, and June 30, 2021, in InterPrivate II’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021.
The Company previously provided Marcum with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from Marcum, dated December 14, 2022, and addressed to the SEC, stating that they agree with the above statements. This letter was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on December 14, 2022.
During the period from September 10, 2020 (inception), through December 8, 2022, the date the audit committee of the Board approved the engagement of BDO as the Company’s independent registered public accounting firm, neither InterPrivate II nor anyone on InterPrivate II’s behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by BDO that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.
In addition, as previously disclosed, effective as of August 10, 2023, BDO was replaced as the Company’s independent registered public accounting firm by dbbmckennon. The dismissal of BDO and appointment of dbbmckennon was made following a selection process conducted by the audit committee to determine a replacement for BDO as the Company’s independent registered public accounting firm. As a result of this process, on August 8, 2023, the audit committee approved the appointment of dbbmckennon as the Company’s independent registered public accounting firm, effective upon the dismissal of BDO, to audit our consolidated financial statements for the fiscal year ended December 31, 2022, and dismissed BDO as the Company’s independent registered public accounting firm as of August 10, 2023.
At the time of their dismissal, BDO had not completed the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2022. BDO had not previously audited the financial statements of the Company for any prior period. The report of BDO on the consolidated financial statements of Legacy Getaround, the Company’s accounting predecessor, for the fiscal year ended December 31, 2021, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph which noted that there was substantial doubt as to the ability of Legacy Getaround to continue as a going concern because Legacy Getaround had suffered recurring losses from operations and had a net capital deficiency. In connection with the audit of Legacy Getaround’s consolidated financial statements for the fiscal year ended December 31, 2021, and the review of Legacy Getaround’s subsequent interim periods for the six months ended June 30, 2022, and the nine months ended September 30, 2022, respectively, there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 31, 2021, or through BDO’s dismissal on August 10, 2023, other than the material weaknesses identified in Legacy Getaround’s internal control over financial reporting. The material weaknesses relate to the lack of proper segregation of duties relating to access controls and risk assessment process and lack of documentation for management review controls, as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on December 14, 2022. From BDO’s engagement by the Company on December 8, 2022, through the date of their dismissal effective August 10, 2023, there has not been any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions).
The Company previously provided BDO with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from BDO, dated August 11, 2023, and addressed to the SEC, stating that they agree with the above statements. This letter was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 11, 2023.
During the Company’s fiscal year ended December 31, 2022, and the subsequent interim period through August 8, 2023, neither the Company nor anyone acting on its behalf consulted with dbbmckennon with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, and neither a written report was provided nor oral advice was provided to the Company that dbbmckennon concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

PROPOSAL 3:
APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL
The Board has approved, subject to stockholder approval, and is recommending to our stockholders for approval, an amendment to our Certificate of Incorporation (the “Reverse Stock Split Amendment”) to effect a reverse stock split at a ratio of not less than 1-for-10 and not greater than 1-for-50 (the “Reverse Stock Split”), with the exact ratio and effective time of the Reverse Stock Split to be determined by the Board at any time on or before December 31, 2024 (such proposal, the “Reverse Stock Split Proposal”). The full text of the proposed Reverse Stock Split Amendment is set forth in Annex A to this Proxy Statement.
If stockholders approve the Reverse Stock Split Proposal, the Board will cause the Reverse Stock Split Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split only if the Board determines that the Reverse Stock Split would be in the best interests of Getaround and its stockholders. The Reverse Stock Split could become effective as soon as the business day immediately following the Annual Meeting. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Stock Split Amendment. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.
As of [     ], 2024, a total of [     ] shares of common stock were issued and outstanding and no shares were held in treasury. Based on such number of shares of common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we will have, depending on the reverse stock split ratio selected by the Board, issued and outstanding shares of common stock as illustrated in the table below under the heading “—Effects of the Reverse Stock Split—Effect on Shares of Common Stock.”
The Reverse Stock Split Amendment will not result in a reduction of the total number of shares of common stock that Getaround is authorized to issue by a corresponding ratio, and, as a result, the number of authorized shares of common stock available for issuance will increase. See “—Effects of the Reverse Stock Split—Effect on Shares of Common Stock” for the number of shares of common stock authorized but not outstanding or reserved that will remain available for issuance immediately following the effectiveness of the Reverse Stock Split.
All holders of our common stock will be affected proportionately by the Reverse Stock Split. No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive cash payments in lieu of such fractional shares. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving cash in lieu of fractional shares. The par value of our common stock will continue to be $0.0001 per share (see “—Effects of the Reverse Stock Split—Reduction in Stated Capital”).
Reasons for the Reverse Stock Split
Reverse Stock Split
The Board has determined that it is in the best interests of Getaround and our stockholders to consider a possible combination of our shares of common stock within a range of 1-for-10 to 1-for-50, as determined by the Board at a later date, in order to reduce the number of shares of common stock outstanding. The Board may authorize the Reverse Stock Split of our common stock with the primary intent of increasing the per share trading price of our common stock in order to meet NYSE’s price criteria for continued listing on that exchange. Our common stock is publicly traded and listed on NYSE under the symbol “GETR.” Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the best interests of Getaround and our stockholders.
On January 30, 2023, we received a written notice from NYSE that, because the average closing price for our common stock had fallen below $1.00 per share for 30 consecutive trading days, we no longer complied with the minimum share price criteria of Section 802.01C of the NYSE Listed Company Manual for continued listing on the NYSE. Under NYSE rules, we could regain compliance at any time within the six-month period following receipt of the NYSE notice if on the last trading day of any calendar month during the cure period we had a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. In the notice, NYSE stated that in the event a $1.00 share price and a $1.00 average share price over the preceding 30 trading days are not attained at the expiration of the six-month cure period, NYSE may commence suspension and delisting procedures. NYSE reserves the right to reevaluate its continued listing determinations relating to companies who are notified of non-compliance like Getaround with respect to NYSE’s qualitative listing standards, including if our common stock trades at sustained levels that are considered to be abnormally low. Separately, if a company like Getaround determines that in order to cure the price condition it is necessary to take an action that requires shareholder approval, that company must inform NYSE and obtain stockholder approval by no later than its next annual meeting, and must implement the action promptly thereafter. In such scenario, the price condition will be deemed cured if the price promptly exceeds $1.00 per share, and the price remains above the level for at least the following 30 trading days. We promptly responded to NYSE with respect to our intent to cure the deficiency by considering available alternatives to regain compliance.
The Board has considered the potential harm to Getaround and our stockholders should NYSE delist our common stock. Delisting may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our common stock. Delisting would also constitute a “Fundamental Change” under the terms of the indenture governing the Convertible Notes, whereupon the noteholders may require us to repurchase for cash all or part of their Convertible Notes at a purchase price equal to the principal amount of the Convertible Notes to be repurchased, plus a make-whole premium and accrued and unpaid interest to, but excluding, the repurchase date. In addition, the occurrence of such “Fundamental Change” under the terms of the indenture governing the Convertible Notes would constitute an “Event of Default” under the terms of the Mudrick Super Priority Note. Delisting also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.
The Board believes that the proposed Reverse Stock Split is a potentially effective means for us to maintain compliance with the NYSE minimum share price criteria and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from NYSE by producing the immediate effect of increasing the per share trading price of our common stock. Although we believe that implementing the Reverse Stock Split is likely to lead to compliance with the NYSE minimum share price criteria, there can be no assurance that the per share trading price after implementation of the Reverse Stock Split will succeed in restoring or maintaining such compliance.
We believe that maintaining listing on NYSE will provide us with a market for our common stock that is more accessible than if our common stock were traded on the over-the-counter markets. Such alternative markets are generally considered to be less efficient than, and not as broad as, NYSE. Further, a NYSE listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our common stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in us more favorably if our common stock continues to be listed on NYSE as compared with the over-the-counter markets.
In addition to the foregoing, we also believe that the Reverse Stock Split may make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current per share trading price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.
The Board also believes that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if our common stock is no longer listed on NYSE. Accordingly, the Board believes that maintaining the NYSE listing for our common stock can help attract, retain, and motivate employees and members of the Board. Additionally, the Reverse Stock Split will have the effect of increasing the number of shares available for issuance under the Certificate of Incorporation such that we will have a sufficient number of shares available to be reserved for issuance under the Convertible Notes if the Convertible Note Share Issuance Proposal, the Inducement Grant Share Issuance Proposal and the Equity Incentive Plan Proposal are each approved by our stockholders at the Annual Meeting.
Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the per share trading price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the per share trading price of our common stock will increase following the Reverse Stock Split or that the per share trading price of our common stock will not decrease in the future.
In light of the factors mentioned above, the Board approved the proposed Reverse Stock Split Amendment to effect the Reverse Stock Split as a potential means of increasing and maintaining the per share trading price of our common stock to above $1.00 per share in compliance with the NYSE continued listing requirements.
Criteria to Be Used for Determining Whether to Implement the Reverse Stock Split
In determining whether to implement the Reverse Stock Split and which reverse stock split ratio to implement, if any, following receipt of stockholder approval of the Reverse Stock Split Proposal, the Board may consider, among other things, various factors, such as:
•	the historical trading price and trading volume of our common stock;
•	the criteria set forth in the NYSE Listed Company Manual for continued listing on NYSE;
•	the then-prevailing trading price and trading volume of our common stock and the expected effect of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;
•
the amount of shares needed to be reserved for issuance if the Convertible Note Share Issuance Proposal, the Inducement Grant Share Issuance Proposal or the Equity Incentive Plan Proposal are approved by our stockholders at the Annual Meeting; and

•	prevailing general market and economic conditions.
Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split
There can be no assurance that the proposed Reverse Stock Split will increase our stock price.
We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of our common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.
Even if our stockholders approve the Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will meet the continued listing standards of NYSE.
One of the purposes for the proposed Reverse Stock Split is to comply with the minimum share price criteria of the NYSE continued listing standards. However, there can be no assurance we will be able to maintain the listing of our common stock on the NYSE through the Reverse Stock Split alone.
As described above, on January 30, 2023, we received a written notice from NYSE that, because the average closing price for our common stock had fallen below $1.00 per share for 30 consecutive trading days, we no longer comply with the minimum share price criteria of Section 802.01C of the NYSE Listed Company Manual for continued listing on the NYSE. On March 27, 2023, we received a written notice from NYSE that we were not in compliance with Section 802.01B of the NYSE Listed Company Manual because our average global market capitalization over a consecutive 30 trading-day period was less than $50 million and, at the same time, our last reported stockholders’ equity was less than $50 million. Under NYSE procedures, we had 45 days from our receipt of the March 2023 notice to submit a plan to the NYSE demonstrating how we intend to regain compliance with the global market capitalization continued listing standard within 18 months, which compliance plan the NYSE accepted on June 27, 2023. On April 18, 2023, we received a written notice from NYSE that we were not in compliance with Section 802.01E of the NYSE Listed Company Manual, which requires timely filing of all required periodic reports with the SEC, because of our failure to timely file our annual report on Form 10-K for the fiscal year ended December 31, 2022. We subsequently regained compliance with Section 802.01E of the NYSE Listed Company Manual by filing our delinquent annual report on Form 10-K and delinquent quarterly reports on Form 10-Q in November and December 2023, respectively. On January 5, 2024, we received a written notice from NYSE that we were not in compliance with Sections 302 and 303A of the NYSE Listed Company Manual because of our failure to hold an annual meeting in respect of our fiscal year ended December 31, 2022, by December 31, 2023. We expect to regain compliance with Section 802.01E of the NYSE Listed Company Manual following the Annual Meeting to which this Proxy Statement relates, which meeting is being held in respect of our fiscal years ended December 31, 2022 and 2023. On February 27, 2024, we received a written notice from NYSE that we were not in compliance with Sections 303A.01 and 303A.07(a) of the NYSE Listed Company Manual, which requires the Board to have a majority of independent directors and our audit committee to have a minimum of three members, respectively, following Mr. Fattouh’s resignation from the Board on January 19, 2024. We have since regained compliance with Section 303A.01 of the NYSE Listed Company Manual upon the appointment of Messrs. Patel, Salvage and Sharif to the Board effective May 6, 2024, each of whom the Board determined is “independent” as that term is defined under the NYSE listing standards, and with Section 303A.07(a) of the NYSE Listed Company Manual upon the appointment of Mr. Patel to the audit committee effective June 5, 2024. See “Board of Directors and Corporate Governance.” If we fail to regain compliance with Sections 302, 303A, 802.01B, or 802.01C of the NYSE Listed Company Manual during the respective cure periods or if we fail to meet material aspects of the compliance plan, the NYSE may commence suspension and delisting procedures.
If the NYSE delists our common stock from trading on its exchange for failure to meet the continued listing standards, we and our securityholders could face significant material adverse consequences including:
•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•
a determination that our common stock is a “penny stock,” which will require brokers trading in our common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our common stock;

•	a limited amount of analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.
In addition, delisting would constitute a “Fundamental Change” under the indenture governing the Convertible Notes, which could result in our being required to repurchase the Convertible Notes, and constitute an “Event of Default” under the Mudrick Super Priority Note.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” If our common stock was not listed on NYSE, such securities would not qualify as covered securities and we would be subject to regulation in each state in which we offer our securities because states are not preempted from regulating the sale of securities that are not covered securities.
The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.
The liquidity of our common stock may be negatively affected by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it is expected to increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

The proposed Reverse Stock Split could make a takeover proposal more difficult.
The Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could have possible anti-takeover effects and could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company). These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of Getaround more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders. For example, without further stockholder approval, the Board could (within the limits imposed by applicable law) strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our then-current Board, or the shares could be available for potential issuance pursuant to a shareholder rights plan. The additional authorized shares could be used to discourage persons from attempting to gain control of us by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Despite these possible anti-takeover effects, this Reverse Stock Split Proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of Getaround by means of a merger, tender offer, solicitation in opposition to management or otherwise (nor is the Board currently aware of any such attempts directed at us). Nevertheless, stockholders should be aware that approval of this Reverse Stock Split Proposal could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.
Effective Time
The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by Getaround, will be the date and time set forth in the Reverse Stock Split Amendment that is filed with the Delaware Secretary of State. Such filing may take place as soon as promptly following the Annual Meeting, assuming the stockholders approve the Reverse Stock Split Amendment and, as a result, the Effective Time could occur as soon as the business day immediately following the Annual Meeting. However, the exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.
If, at any time prior to the filing of the Reverse Stock Split Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in Getaround’s best interests and the best interests of our stockholders to delay the filing of the Reverse Stock Split Amendment or to abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.
Fractional Shares
Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. We expect that the transfer agent will conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of our common stock. After the transfer agent’s completion of such sale, stockholders who would have been entitled to a fractional share will instead receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total proceeds of that sale, net of any brokerage costs incurred by the transfer agent to sell such stock.
Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of our common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold our common stock after the Reverse Stock Split, you may do so by either:
•	purchasing a sufficient number of shares of our common stock; or
•	if you have shares of our common stock in more than one account, consolidating your accounts;
in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.
Effects of the Reverse Stock Split
General
After the Effective Time of the Reverse Stock Split, if implemented by the Board, each stockholder will own a reduced number of shares of our common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by the Board.
Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.
Because the proposed Reverse Stock Split Amendment does not result in a reduction in the total number of shares of common stock that we are authorized to issue, the implementation of the Reverse Stock Split will have the effect of increasing the number of available authorized shares of common stock. The resulting increase in such availability in the authorized number of shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. Because holders of our common stock have no preemptive rights to purchase or subscribe for any of our unissued common stock, the issuance of additional shares of authorized common stock that will become newly available as a result of the implementation of the Reverse Stock Split will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of our common stock.
Effect on Shares of Common Stock
The following table contains approximate information relating to our capital structure based on reverse stock split ratios within the proposed range and assuming that the Reverse Stock Split Proposal is approved and the Reverse Stock Split is implemented, in each case based on share information as of [     ], 2024. The information below gives effect to the conversion rate adjustment to the Convertible Notes discussed below under “Proposal 4 – Approval of the Convertible Note Share Issuance Proposal,” but does not give effect to any other changes to our capital structure, including any issuances of securities after [     ], 2024.
	No Split	1-for-10	1-for-30	1-for-50
Number of authorized shares	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Number of outstanding shares
Number of shares underlying outstanding Convertible Notes(1)

	No Split	1-for-10	1-for-30	1-for-50
Number of shares underlying outstanding warrants
Number of shares underlying outstanding equity awards(2)
Number of shares reserved for future issuance under the Equity Plans(3)
Number of authorized but unissued and unreserved shares(4)
(1)
Consists of shares reserved for issuance upon conversion of the Convertible Notes at an as-adjusted conversion rate of 4,000 shares per $1,000 principal amount on a pre-split basis, based on $[     ] aggregate principal amount of Convertible Notes (including PIK Notes) outstanding as of [     ], 2024.

(2)
Consists of shares reserved for issuance pursuant to outstanding stock options and restricted stock units, including the Inducement Grants discussed below under “Proposal 5 – Approval of the Inducement Grant Share Issuance Proposal.”

(3)
Consists of shares reserved for future issuance under the Equity Plans, including an assumed 4,000,000 additional shares to be reserved under the 2022 Equity Incentive Plan following the amendment and restatement thereof discussed below under “Proposal 6 – Approval of the Equity Incentive Plan Proposal,” but excluding shares issuable under outstanding equity awards.

(4)	Consists of shares authorized but unissued and unreserved for future issuance upon conversion of the Convertible Notes, exercise of the warrants or pursuant to outstanding equity awards.
After the Effective Time of the Reverse Stock Split, if implemented by the Board, our common stock will have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our common stock.
Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, or the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act or the listing of our common stock on the NYSE. Following the Reverse Stock Split, our common stock will continue to be listed on the NYSE under the symbol “GETR,” although it will be considered a new listing with a new CUSIP number.
No Effect on Preferred Stock Authorization
Our Certificate of Incorporation currently authorizes the issuance of 20,000,000 shares of preferred stock, $0.0001 par value per share, none of which is currently issued or outstanding. The proposed Reverse Stock Split would not increase the authorized number of shares of our preferred stock.
No Effect on Par Value
The proposed Reverse Stock Split Amendment will not affect the par value of our common stock, which will remain at $0.0001.
Reduction in Stated Capital
As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.
Effect on Equity Plans
Under the Getaround, Inc. 2022 Equity Incentive Plan (as amended and restated, the “2022 Equity Incentive Plan”), the Getaround, Inc. Amended and Restated 2010 Stock Plan (the “2010 Stock Plan”), and the Getaround, Inc. 2022 Employee Stock Purchase Plan (the “2022 Employee Stock Purchase Plan”) (collectively, the “Equity Plans”), the compensation committee has the power to determine the appropriate adjustment to the awards granted and shares reserved for issuance under the Equity Plans in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is approved and effected, prior to giving effect to the increase in shares reserved for issuance pursuant to the

Equity Incentive Plan Proposal if approved by stockholders at the Annual Meeting, we expect that the compensation committee will proportionately adjust the number of shares available for issuance under the Equity Plans, as well as the number of shares subject to any outstanding award under the Equity Plans, and the exercise, grant price or purchase price relating to any such award or right under the Equity Plans to reflect the Reverse Stock Split. The compensation committee will also determine the treatment of fractional shares subject to stock options and other outstanding awards under the Equity Plans. In addition, pursuant to the authority provided under the Equity Plans, the compensation committee is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to the Equity Plans.
Specifically, it is expected that the number of shares subject to awards under the Equity Plans will be adjusted in each case to equal the product of the number of shares subject to the applicable award immediately prior to the Reverse Stock Split multiplied by the reverse stock split ratio (rounded down to the nearest whole share), that the exercise price of any stock option will be adjusted to equal the quotient of the number of shares subject to the applicable stock option immediately prior to the Reverse Stock Split divided by the reverse stock split ratio (rounded up to the nearest whole cent), and that the stock price goal of any performance-based restricted stock units will be adjusted in each case to equal the product of the applicable price goal in effect immediately prior to the Reverse Stock Split multiplied by the reverse stock split ratio (rounded up to the nearest whole cent).
For more information about the 2022 Equity Incentive Plan, see “Proposal 6 – Approval of the Equity Incentive Plan Proposal.”
Effect on Warrants
If the Reverse Stock Split is approved and effected, our outstanding warrants to purchase shares of our common stock will be proportionately adjusted in accordance with the respective warrant agreements to reflect the Reverse Stock Split, including the number of shares purchasable upon exercise of such warrants and their exercise prices.
Effect on Convertible Notes
If the Reverse Stock Split is approved and effected, the conversion rate of the Convertible Notes will be proportionately adjusted in accordance with the indenture governing the Convertible Notes to reflect the Reverse Stock Split. For more information about the Convertible Notes, see “Proposal 4 – Approval of the Convertible Note Share Issuance Proposal.”
Interests of Certain Persons
When you consider the Board’s recommendation to vote in favor of this Reverse Stock Split Proposal, you should be aware that certain of our directors and executive officers and existing stockholders have an interest in this Reverse Stock Split Proposal as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement. However, we do not believe that our directors and executive officers have interests in this Reverse Stock Split Proposal that are different from or greater than those of any of our other stockholders.
Shares Held in Book-Entry and Through a Broker, Bank, or Other Holder of Record
If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of our common stock for which you received a cash payment.
At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.
U.S. Federal Income Tax Considerations
The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split that are generally expected to be applicable to stockholders that hold their shares of common stock as capital assets within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended, or the Code (generally property held for investment). This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. This summary, except for the discussion under “—Information Reporting and Backup Withholding” below, is limited to stockholders who are U.S. Holders (as defined below).
This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances. For example, and without limitation, this summary does not address the potential application of any alternative minimum tax consequences, nor does it address any consequences arising under special U.S. tax rules applicable to individuals whose stock may meet the requirements for being “qualified small business stock.” The summary also does not apply to any U.S. Holders that may be subject to special tax rules, including, without limitation: (i) banks, insurance companies, or other financial institutions; (ii) tax-exempt organizations; (iii) dealers in securities or commodities; (iv) regulated investment companies or real estate investment trusts; (v) entities which are classified for U.S. tax purposes as partnerships (and their partners or members); (vi) traders in securities that elect to use the mark-to-market method of accounting; (vii) persons whose “functional currency” is not the U.S. dollar; (viii) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (ix) persons who acquired our common stock in connection with employment or the performance of services; (xi) retirement plans; (xii) persons who are not treated as U.S. Holders for U.S. federal income tax purposes; or (xiii) certain former citizens or long-term residents of the United States.
In addition, this summary does not address: (a) the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split; (b) any U.S. federal non-income tax consequences of the Reverse Stock Split, including estate, gift or other tax consequences; (c) any state, local or non-U.S. tax consequences of the Reverse Stock Split; (d) the Medicare contribution tax on net investment income; or (e) tax consequences to holders of options or similar rights to acquire our common stock. No ruling from the Internal Revenue Service (“IRS”), or opinion of counsel, has been or will be requested in connection with the Reverse Stock Split. Stockholders should be aware that the IRS could adopt a position which could be sustained by a court contrary to that set forth in this discussion. Accordingly, each stockholder should consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reverse Stock Split.
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of our common stock that is any of the following:
•	an individual who is a citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;
•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

If an entity which is classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.
EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.
Taxation of U.S. Holders
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, except as described below with respect to cash received in lieu of fractional shares, a U.S. Holder should not recognize gain or loss as a result of the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the U.S. Holder’s aggregate tax basis in the shares of the common stock surrendered, and such U.S. Holder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. U.S. Holders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder who receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split as a result of sales for cash on the open market generally should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s tax basis in the shares of common stock surrendered that is allocated to such fractional share of common stock. Such capital gain or loss generally should be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock surrendered in the Reverse Stock Split exceeds one year at the time of the Reverse Stock Split. Long-term capital gains of non-corporate U.S. Holders are generally subject to preferential tax rates. There are limitations on the deductibility of capital losses under the Code.
Information Reporting and Backup Withholding
Stockholders may be subject to information reporting with respect to any cash received in exchange for a fractional share interest in a new share in the Reverse Stock Split. Stockholders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed IRS Form W-9) may also be subject to backup withholding, at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the required information is properly furnished in a timely manner to the Internal Revenue Service.
No Dissenters’ or Appraisal Rights
Under applicable Delaware law, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed amendment to the Certificate of Incorporation to effect the Reverse Stock Split. We will not independently provide our stockholders with any such right.
Required Vote
Approval of this Proposal 3 requires the affirmative vote (i.e., “FOR” votes) of the holders of a majority of the votes cast for or against at the Annual Meeting. Abstentions will have no effect on the outcome of this proposal. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.
Recommendation
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4:
APPROVAL OF THE CONVERTIBLE NOTE SHARE ISSUANCE PROPOSAL
The Board is asking stockholders to consider and vote upon a proposal to approve, for purposes of complying with Section 312.03 of the NYSE Listed Company Manual, the potential issuance of the shares of common stock issuable upon the conversion of the Convertible Notes after giving effect to the conversion rate adjustment discussed below (such proposal, the “Convertible Note Share Issuance Proposal”).
The Convertible Notes
On December 8, 2022, in connection with the consummation of the Business Combination, we issued $175.0 million aggregate principal amount of senior secured convertible notes (the “Convertible Notes”) pursuant to a convertible note subscription agreement, dated May 11, 2022, as amended December 8, 2022, by and among InterPrivate II and Mudrick Capital Management L.P. (“Mudrick”), on behalf of certain funds, investors, entities or accounts that are managed, sponsored or advised by Mudrick or its affiliates (collectively, “noteholders”). The Convertible Notes accrue interest payable semi-annually in arrears on June 15 and December 15 of each year, at a rate of 8.00% per annum (if paid in cash) or 9.50% per annum (if paid in-kind) (“PIK Interest”). Convertible Notes issuable in respect of any such payment of PIK Interest are hereinafter referred to as “PIK Notes.” Upon the occurrence, and during the continuation, of an event of default, an additional 2.00% will be added to the stated interest rate. The Convertible Notes will mature on December 8, 2027, unless earlier converted, redeemed or repurchased.
The Convertible Notes are convertible at the option of the noteholders at any time until the close of business on the second scheduled trading day immediately before the maturity date. Conversions of the Convertible Notes will be settled in shares of common stock. The initial conversion rate of the Convertible Notes was 86.96 shares of common stock per $1,000 principal amount of Convertible Notes, which is equivalent to an initial conversion price of approximately $11.50 per share. The initial conversion price was subject to a downward adjustment to 115% of the average daily volume-weighted average trading price (“VWAP”) of common stock for the 90 trading days after the closing of the Business Combination, subject to a minimum conversion price of $9.21 per share. Pursuant to the terms of the indenture governing the Convertible Notes, effective as of April 21, 2023, the conversion price for the Convertible Notes was automatically adjusted downward to the minimum conversion price of $9.21 per share, which is equivalent to a conversion rate of approximately 108.58 shares of common stock per $1,000 principal amount of Convertible Notes. The conversion price is subject to further adjustments as provided in the indenture, including downward adjustments in connection with certain issuances of our capital stock or indebtedness convertible into capital stock following the issue date of the Convertible Notes with a weighted-average issue price (or conversion price) per share less than the then-effective conversion price, subject to a minimum conversion price of $6.00 per share.
On September 8, 2023, we entered into certain agreements related to the consolidation and refinancing of certain bridge indebtedness and the borrowing of additional funds pursuant to a subscription agreement, dated September 8, 2023 (the “Subscription Agreement”), entered into with Mudrick, on behalf of certain funds, investors, entities or accounts that are managed, sponsored or advised by it. (For additional information about these transactions, see “Certain Relationships and Related Party Transactions – Investments by Mudrick Capital Management.”) We agreed in the Subscription Agreement to effectuate an adjustment to the conversion rate of the Convertible Notes to 4,000 shares of common stock per $1,000 principal amount of the Convertible Notes, which is equivalent to a conversion price of $0.25 per share. We also agreed in the Subscription Agreement to hold a stockholder meeting as soon as reasonably practicable to obtain stockholder approval for the conversion rate adjustment described above for purposes of complying with the NYSE Listed Company Manual. In connection with the refinancing transaction, and pursuant to the Subscription Agreement, we obtained stockholder voting and support agreements for the approval of any proposal at any stockholder meeting relating to the approval of the conversion rate adjustment for purposes of complying with the NYSE Listed Company Manual from certain stockholders beneficially owning an aggregate of approximately 43.7 million shares of our common stock, or approximately [     ]% of the outstanding shares as of the Record Date, that are entitled to vote at such stockholder meeting (see “—Interests of Certain Persons”).
We expect to effect the conversion rate adjustment by entering into a supplemental indenture to the indenture governing the Convertible Notes as soon as practicable following the receipt of stockholder approval for this Convertible Note Share Issuance Proposal.
Additional information concerning the Convertible Notes and the Subscription Agreement is contained in the Annual Report, which is incorporated by reference herein.

Reason for Seeking Stockholder Approval
Under Section 312.03 of the NYSE Listed Company Manual, stockholder approval is required prior to the issuance of shares of common stock, or of securities convertible into or exercisable for common stock, in certain circumstances, including if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.
At a special meeting held on December 7, 2022, the Company’s stockholders previously approved, for purposes of complying with the applicable listing rules of NYSE, the issuance of shares of common stock upon future conversion of the Convertible Notes in accordance with their terms in effect at the time the Convertible Notes were initially issued because the maximum aggregate number of shares of common stock then-issuable upon future conversion of the Convertible Notes represented greater than 20% of the number of shares of the Company’s common stock outstanding before the Convertible Notes were issued.
After giving effect to the adjustment to the conversion rate of the Convertible Notes to 4,000 shares of common stock per $1,000 principal amount of the Convertible Notes, the additional number of shares of common stock issuable upon future conversion of the Convertible Notes will represent greater than 20% of the number of shares of common stock outstanding before such conversion rate adjustment is effected. The maximum number of additional shares of common stock issuable upon future conversion of the Convertible Notes at the as-adjusted conversion rate cannot be conclusively determined as of the date of this Proxy Statement because this number will be based on, among other things, the aggregate principal amount of Convertible Notes (including PIK Notes) outstanding at the time a noteholder elects to convert their Convertible Notes. Although such number is uncertain, based on $[     ] aggregate principal amount of Convertible Notes (including PIK Notes) outstanding as of [     ], 2024, the conversion rate adjustment would provide for a maximum issuance of [     ] shares of common stock upon conversion at the as-adjusted conversion rate of 4,000 shares of common stock per $1,000 principal amount, as compared to a maximum issuance of [     ] shares of common stock upon conversion at the current conversion rate of 108.58 shares of common stock per $1,000 principal amount, in each case without giving effect to the Reverse Stock Split proposed by the Reverse Stock Split Proposal (see “Proposal 3 – The Reverse Stock Split Proposal”). The additional shares of common stock issuable upon future conversion of the Convertible Notes at the as-adjusted conversion rate exceeds 20% of the [     ] shares of common stock outstanding as of the date of the Subscription Agreement and as of [     ], 2024, and is expected to exceed 20% of the number of shares of common stock outstanding as of the effective date of the supplemental indenture giving effect to the conversion rate adjustment.
Stockholder approval of this Convertible Note Share Issuance Proposal will constitute stockholder approval for purposes of Section 312.03 of the NYSE Listed Company Manual of the potential issuance of the additional shares of common stock issuable upon the conversion of the Convertible Notes after giving effect to the conversion rate adjustment discussed above.
In the event that this Convertible Note Share Issuance Proposal is not approved by our stockholders, we will be obligated under the Subscription Agreement to seek stockholder approval for the conversion rate adjustment again in the future. In addition, in the event this Convertible Note Share Issuance Proposal is not approved by our stockholders, the holders of the Mudrick Super Priority Note issued pursuant to the Subscription Agreement could declare a default under the note, and if the default were to remain uncured, such holders would have the right to exercise their rights as a secured creditor with respect to our assets that secure the note. Further, any such event of default under the secured promissory note would also constitute an event of default under the Convertible Notes. Any such declaration by the holders of the secured promissory note of a default, or any event of default under the Convertible Notes, could significantly harm our business and prospects and could cause the price of our common stock to decline.
Interests of Certain Persons
When you consider the Board’s recommendation to vote in favor of this Convertible Note Share Issuance Proposal, you should be aware that certain of our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders.
In particular, Mudrick, on behalf of the noteholders and the holder of the Mudrick Super Priority Note, and Jason Mudrick, the Chairman of the Board, in his capacity as the sole member of certain of the general partners of the noteholders and the holder of the Mudrick Super Priority Note, have an interest in the approval of this Convertible

Note Share Issuance Proposal. Mr. Mudrick was initially appointed to serve on the Board on January 19, 2024, in connection with the closing of the Third A&R Note pursuant to the A&R Incremental Subscription Agreement. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement for information on Mudrick’s beneficial ownership of our common stock and the section entitled “Certain Relationships and Related Party Transactions – Investments by Mudrick Capital Management” for information on the Mudrick Super Priority Note and Mudrick’s director nomination rights. The terms of the Subscription Agreement and the transactions contemplated thereby, including the conversion rate adjustment, were approved by the Board prior to Mr. Mudrick becoming a member of the Board.
In addition, pursuant to the Subscription Agreement and in connection with the refinancing transaction described above, we obtained stockholder voting and support agreements from certain stockholders beneficially owning an aggregate of approximately 43.7 million shares of our common stock, or approximately [     ]% of the outstanding shares as of the Record Date, pursuant to which each such stockholder agreed to: (i) cause all of its shares of common stock to be voted for the approval of any proposal at any meeting of the stockholders of the Company relating to the approval of the downward adjustment to the conversion price of the Convertible Notes pursuant to the Subscription Agreement and (ii) not transfer any of its shares unless the transferee thereof enters into a joinder to such stockholder voting and support agreement. The stockholder voting and support agreements, and related transfer restrictions on the covered shares of common stock, will automatically terminate upon the effectiveness of the conversion rate adjustment.
Potential Adverse Effects — Dilution
If our stockholders vote to approve this Convertible Note Share Issuance Proposal, the conversion of any of the Convertible Notes at the adjusted conversion rate into shares of common stock will have a dilutive effect on current stockholders other than the noteholders in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such common stock. Issuance of common stock upon the conversion of the Convertible Notes will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.
Effect of Reverse Stock Split
The information set forth in this Convertible Note Share Issuance Proposal does not reflect the potential approval of the Reverse Stock Split Proposal and consummation of a Reverse Stock Split. In the event the Reverse Stock Split becomes effective, the then-effective conversion rate of the Convertible Notes will be proportionately adjusted to reflect the Reverse Stock Split. See “Proposal 3 – Approval of the Reverse Stock Split Proposal – Effects of the Reverse Stock Split” for more information.
Required Vote
Approval of this Proposal 4 requires the affirmative vote (i.e., “FOR” votes) of the holders of a majority of the votes cast for or against at the Annual Meeting. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.
Recommendation
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5:
APPROVAL OF THE INDUCEMENT GRANT SHARE ISSUANCE PROPOSAL
The Board is asking stockholders to consider and vote upon a proposal to approve, for purposes of complying with Section 312.03 of the NYSE Listed Company Manual, the potential issuance of the shares of common stock issuable upon the exercise of the Inducement Grants (as defined below) granted to Mr. Iniguez to incentivize him to leave his previous employment and join Getaround as our Chief Executive Officer in February 2024 (such proposal, the “Inducement Grant Share Issuance Proposal”).
The Inducement Grants
On February 28, 2024, we announced that the Board had appointed Eduardo Iniguez to the position of Chief Executive Officer, effective as of February 26, 2024. In connection with his appointment, we entered into an offer letter dated February 26, 2024, with Mr. Iniguez which provided for, among other compensation, two “inducement grants,” as such term is described in Section 303A.08 of the NYSE Listed Company Manual, offered to Mr. Iniguez to incentivize him to leave his previous employment and join Getaround as our Chief Executive Officer (each, an “Inducement Grant”). The Inducement Grants were granted on February 26, 2024, outside of the 2022 Equity Incentive Plan in the form of stock options to purchase, when vested, shares of common stock at $0.25 per share, which was the closing price of Getaround common stock on the grant date.
The following table provides information regarding the Inducement Grants:
Inducement Grants
Name and Position	Grant Date	Number of Underlying Shares	Exercise Price	Expiration Date
Eduardo Iniguez Chief Executive Officer	02/26/2024	11,100,000	$0.25	02/26/2034
	02/26/2024	76,950,000	$0.25	02/26/2034
The first Inducement Grant is for up to 11,100,000 shares of common stock, representing approximately 10% of the Company’s then-fully diluted capitalization, which shares will vest in four annual 25% installments. The second Inducement Grant is for up to 76,950,000 shares of common stock, representing approximately 10% of the Company’s pro forma fully diluted capitalization, assuming the conversion of all or nearly all of the then-currently outstanding Convertible Notes at an as-adjusted conversion rate of 4,000 shares of common stock per $1,000 principal amount of the Convertible Notes, which is equivalent to a conversion price of $0.25 per share. (See “Proposal 4 – Approval of the Convertible Note Share Issuance Proposal.”) The shares subject to the second Inducement Grant also will vest in four annual 25% installments, provided that the vesting of such shares is contingent upon the exercise of the Convertible Notes and will be delayed, in whole or in part, if necessary, so that at no time will more than the Adjusted Number of Shares (as defined below) be vested. Under the terms of the second Inducement Grant, “Adjusted Number of Shares” means the total number of shares subject to the Inducement Grant multiplied by the quotient obtained by dividing (x) the aggregate number of shares of common stock issued upon the conversion of the Convertible Notes by (y) 769,500,000, provided that in no case will the Adjusted Number of Shares exceed the total number of shares subject to the second Inducement Grant. For illustrative purposes only, in the event that Convertible Notes representing 10% of the outstanding principal amount of the Convertible Notes are converted into shares of common stock, then only 10% of the shares subject to the second Inducement Grant will vest. The Inducement Grants each have a ten-year term, subject to earlier expiration in the event Mr. Iniguez’s service with the Company terminates, and other terms and conditions similar to the terms and conditions of stock options granted under the 2022 Equity Incentive Plan. The Inducement Grants are governed by a stock option agreement in substantially the form of the Company’s Stock Option Notice and Agreement and the terms and provisions of the 2022 Equity Incentive Plan, to the extent applicable, provided that the Inducement Grants were not granted pursuant to the 2022 Equity Incentive Plan.
Additional information relating to the Inducement Grants is contained in the Annual Report, which is incorporated by reference herein.
Reason for Seeking Stockholder Approval
Under Section 312.03 of the NYSE Listed Company Manual, stockholder approval is required prior to the issuance of shares of common stock, or of securities convertible into or exercisable for common stock, in certain circumstances, including if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.
The aggregate number of shares of common stock underlying the Inducement Grants exceeds 20% of the 93,296,015 shares of common stock outstanding as of February 26, 2024, the grant date of the Inducement Grants. However, the vesting terms of the second Inducement Grant limit the exercise and issuance of common stock underlying that Inducement Grant to a percentage of the shares actually issued upon conversion of the Convertible Notes. The maximum number of shares of common stock issuable pursuant to the second Inducement Grant further assumes that the conversion rate adjustment to the Convertible Notes described under “Proposal 4 – Approval of the Convertible Note Share Issuance Proposal” is effected prior to any conversion of the Convertible Notes. Taken together, these vesting terms will effectively limit the aggregate number of shares of common stock issuable pursuant to the Inducement Grants to less than 19.9% of the common stock outstanding as of the date the second Inducement Grant first becomes exercisable. Notwithstanding that the second Inducement Grant is subject to these vesting limitations, in order to comply with the with the NYSE Listed Company Manual, we are seeking the approval of stockholders for the potential issuance of the shares underlying the Inducement Grants.
Stockholder approval of this Inducement Grant Share Issuance Proposal will constitute stockholder approval for purposes of Section 312.03 of the NYSE Listed Company Manual of the potential issuance of the shares of common stock underlying the Inducement Grants.
In the event that this Inducement Grant Share Issuance Proposal is not approved by our stockholders, Mr. Iniguez will be unable to exercise the Inducement Grants upon their vesting to the extent that such exercise would result in the issuance, in the aggregate, of more than 19.99% of the shares of our common stock outstanding.
Interests of Certain Persons
When you consider the Board’s recommendation to vote in favor of this Inducement Grant Share Issuance Proposal, you should be aware that Mr. Iniguez will personally benefit from the adoption of this Inducement Grant Share Issuance Proposal. Nevertheless, the Board believes that approval of the Inducement Grant Share Issuance Proposal is appropriate and in the best interests of the stockholders to allow Getaround and Mr. Iniguez to meet the objectives of the Inducement Grants.
Potential Adverse Effects — Dilution
If our stockholders vote to approve this Inducement Grant Share Issuance Proposal, the exercise of the Inducement Grants into shares of common stock will have a dilutive effect on current stockholders other than Mr. Iniguez in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such common stock. Issuance of such common stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.
Effect of Reverse Stock Split
The information set forth in this Inducement Grant Share Issuance Proposal does not reflect the potential approval of the Reverse Stock Split Proposal and consummation of a Reverse Stock Split. In the event the Reverse Stock Split becomes effective, the number of underlying shares and the exercise price of the Inducement Grants will be proportionately adjusted to reflect the Reverse Stock Split. See “Proposal 3 – Approval of the Reverse Stock Split Proposal – Effects of the Reverse Stock Split” for more information.
Required Vote
Approval of this Proposal 5 requires the affirmative vote (i.e., “FOR” votes) of the holders of a majority of the votes cast for or against at the Annual Meeting. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.
Recommendation
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 5.

PROPOSAL 6:
APPROVAL OF THE EQUITY INCENTIVE PLAN PROPOSAL
Our 2022 Equity Incentive Plan (the “2022 Plan”), was originally adopted by the Board and approved by our stockholders in 2022 in connection with the Business Combination. We are asking our stockholders to approve an amended and restated 2022 Equity Incentive Plan (the “Amended 2022 Plan”) to (1) increase the number of shares of our common stock, par value $0.0001 per share, reserved for issuance thereunder by 4,000,000 shares (prior to giving effect to the reverse stock split, if Proposal 3 is approved by stockholders), (2) amend the annual “evergreen” increase to be equal to the sum of (a) 2% of the total number of shares that are issued and outstanding on the first day of the applicable fiscal year, and (b) an amount of shares equal to 10% of the aggregate number of shares issued upon the conversion of the Convertible Notes during the prior calendar year on the first day of each fiscal year the Convertible Notes are outstanding as of January 1 of that fiscal year, returning to 5% of the outstanding shares on the first day of each year thereafter through and including 2032, provided, if less, the annual “evergreen” increase shall equal the number of shares of our common stock reserved for issuance under the Amended 2022 Plan as of the date of the Annual Meeting if this Proposal 6 is approved by stockholders, or such smaller number of shares determined by the Board, and (3) extend the term of the Amended 2022 Plan for incentive stock option purposes through June 21, 2034, and, for all other purposes eliminate the term of the Amended 2022 Plan, so that we can continue to use it to achieve our goals.
We have historically provided stock options and other types of equity awards as an incentive to our employees, consultants and non-employee directors to promote increased stockholder value. The Board and management believe that stock options and other types of equity awards are one of the primary ways to attract and retain key personnel responsible for the continued development and growth of our business, and to motivate all employees to increase stockholder value. In addition, stock options and other types of equity awards are considered a competitive necessity in the high technology sector in which we compete. Given the highly competitive labor market for employee talent, the Board and management believe that the ability to continue to grant equity awards will be critical to the future success of Getaround.
Moreover, as further described below, the Board and our compensation committee have determined that it is in the best interests of the Company and its stockholders to commence a broad-based equity grant program (the “Refresh Program”) for members of our management team, including each of our executive officers (other than our chief executive officer), in light of the precipitous decline in our stock price since completion of the Business Combination and the potential dilution contemplated by the conversion rate adjustment to the Convertible Notes discussed above under “Proposal 4 – Approval of the Convertible Note Share Issuance Proposal.” However, the Refresh Program cannot be implemented without approval of this Proposal 6 because the shares available for issuance under the 2022 Plan are insufficient to achieve the objectives of the Refresh Program. The Board and our compensation committee believe that approval of the Amended 2022 Plan will enable us to implement the Refresh Program and otherwise continue to use the 2022 Plan to achieve employee performance, recruiting, retention and incentive goals. In particular, the Board and our compensation committee believe that our employees are our most valuable assets and that awards granted under the 2022 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees to achieve our goals.
If our stockholders do not approve this Proposal 6, we will be unable to implement the Refresh Program or otherwise use equity compensation to the full extent we believe is needed to provide competitive compensation to motivate and retain our employees. If this Proposal 6 is not approved at the Annual Meeting, we could be required to increase cash compensation to attract, retain and motivate our employees, which could limit our prospects.
Material Differences from the Existing 2022 Equity Incentive Plan
The following are the material differences between the existing 2022 Plan and the Amended 2022 Plan:
•
The Amended 2022 Plan increases the number of shares of our common stock reserved for issuance thereunder by 4,000,000 shares as of the date of the Annual Meeting (prior to giving effect to the reverse stock split, if Proposal 3 is approved by stockholders),

•
The Amended 2022 Plan amends the “evergreen” annual increase on the first day of each fiscal year the Convertible Notes are outstanding as of January 1 of that fiscal year to an amount of shares equal to the sum of (a) 2% of the total number of shares that are issued and outstanding on the first day of the applicable fiscal year, and (b) an amount of shares equal to 10% of the aggregate number of shares issued upon the conversion of the Convertible Notes during the prior calendar year and provides that the “evergreen” annual increase will continue in an amount of shares equal to 5% of our outstanding share count on the first day of each fiscal year thereafter through and including 2032, provided, if less, the annual “evergreen” increase shall equal the number of shares of our common stock reserved for issuance under the Amended 2022 Plan as of the date of the Annual Meeting if this Proposal 6 is approved by stockholders, or such smaller number of shares determined by the Board, and
•	The Amended 2022 Plan extends the term of the Amended 2022 Plan for incentive stock option purposes through June 21, 2034 and, for all other purposes, eliminates the term of the Amended 2022 Plan.
Refresh Program
Through the end of the first half of 2024, a large number of our outstanding stock options are deeply “out of the money,” providing very limited incentive and retentive value. Our compensation committee and the Board evaluated various alternatives to provide our employees with the opportunity to hold long-term equity awards that represented meaningful value and over time had a greater potential to increase in value than their existing stock options or other equity awards. Following these evaluations, in order to support the goals of incentivizing and retaining our employees critical to execute our new business plan following our chief executive officer transition earlier in 2024, and after taking into account the decline in and persistently low trading price of our common stock since the completion of the Business Combination, our burn rate, management’s recommendations and other factors discussed above, our compensation committee authorized the Refresh Program as described in the next paragraph, provided that we obtain stockholder approval of this Proposal 6, in combination with the one-time repricing of outstanding options to purchase shares of our common stock discussed below under “Proposal 7 – Approval of the Stock Option Repricing Proposal,” which is subject to stockholder approval.
If this Proposal 6 is approved, our compensation committee plans to grant equity awards (“Initial Refresh Grants”) to members of our management team and other service providers, each representing shares that will result in the recipient holding equity awards equal to a specified equity interest in the Company (“Target Ownership Percentage”), with the aggregate amount of all such grants representing approximately 10% of the aggregate number of shares of common stock issuable upon the conversion of the Convertible Notes, less the aggregate number of shares subject to equity awards outstanding under the 2010 Stock Plan and the Amended 2022 Plan held by such recipients, as of the date of grant of the new equity awards, it being understood that if Proposal 7 is not approved by stockholders, our compensation committee may determine to not subtract outstanding stock options that would have been eligible for repricing from the total used to calculate individual or aggregate Target Ownership Percentage(s). Additionally, our compensation committee plans to direct us to enter into commitments (“Letter Commitments”) to grant equity awards to our employees and other service providers on an annual basis in the future in amounts designed to neutralize the dilutive effect on the Initial Refresh Grants of the increasing aggregate number of shares of our common stock issuable upon conversion of the Convertible Notes over time. Pursuant to the Letter Commitments, each year in January, our compensation committee will grant to recipients new equity awards (each such grant, an “Annual Refresh Grant”) for an amount of shares equal to a specified percentage of the aggregate number of shares of our common stock issuable upon the conversion of the Convertible Notes outstanding as of December 31 of the prior year, less the number of shares subject to equity awards outstanding under the 2010 Stock Plan and the Amended 2022 Plan (inclusive of any prior issued Initial or Annual Refresh Grants), so long as the Convertible Notes remain outstanding. The Initial Refresh Grants and Annual Refresh Grants will vest over four years in equal annual installments and, if applicable, have an exercise price equal to the greater of (i) $0.25 per share and (ii) the closing stock price of our common stock on the date of grant.
Summary of the Amended and Restated 2022 Equity Incentive Plan
The following is a summary of the material features of the Amended 2022 Plan. The summary is qualified in its entirety by reference to the Amended 2022 Plan set forth in Annex B of this Proxy Statement.
Types of Stock Awards
The Amended 2022 Plan permits the grant of incentive stock options, nonstatutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) and stock bonus awards (all such types of awards, collectively, “stock awards”).
Share Reserve
Subject to adjustments as set forth in the Amended 2022 Plan, the maximum aggregate number of shares of our common stock that may be issued under the Amended 2022 Plan will be equal to (i) 28,875,598 (prior to adjustment for the reverse split, if Proposal 3 is approved by stockholders) shares of our common stock plus (ii) 4,000,000 shares

(prior to giving effect to the reverse stock split, if Proposal 3 is approved by stockholders). Furthermore, subject to adjustments as set forth in the Amended 2022 Plan, in no event shall the maximum aggregate number of shares that may be issued under the Amended 2022 Plan pursuant to incentive stock options exceed the number set forth above plus, to the extent allowable under Section 422 of the Code and the regulations promulgated thereunder, any shares that become available for issuance pursuant to the Amended 2022 Plan pursuant to the provisions below.
The number of shares available for issuance under the Amended 2022 Plan will be increased on the first day of each fiscal year beginning with the 2025 fiscal year through and including the first day of the 2032 fiscal year, in each case, in an amount equal to the lesser of (a) either (i) for each fiscal year the Convertible Notes are outstanding as of January 1 of that fiscal year, the sum of (x) 2% of the total number of shares that are issued and outstanding on the first day of the applicable fiscal year, and (y) an amount of shares equal to 10% of the aggregate number of shares issued upon the conversion of the Convertible Notes during the prior calendar year or (ii) for each fiscal year in which the Convertible Notes are not outstanding on January 1 of that fiscal year, as applicable and in each case through and including 2032, 5% of the total number of shares that are issued and outstanding on the first day of the applicable fiscal year, (b) the number of shares of our common stock reserved for issuance under the Amended 2022 Plan as of the date of the Annual Meeting if this Proposal 6 is approved by stockholders, and (c) such smaller number of shares determined by the Board.
To the extent a stock award, including stock options or restricted stock granted under the 2010 Stock Plan and assumed by us in the Business Combination, expires or is forfeited or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an “exchange program” (as defined in the Amended 2022 Plan), the unissued shares that were subject thereto shall, unless the Amended 2022 Plan shall have been terminated, be available under the Amended 2022 Plan for issuance pursuant to future stock awards. In addition, any shares which are retained by us upon exercise of a stock award, including stock options or restricted stock units granted under the 2010 Stock Plan and assumed by us in the Business Combination, in order to satisfy the exercise or purchase price for such stock award or any withholding taxes due with respect to such stock award shall be treated as not issued and shall be available under the Amended 2022 Plan for issuance pursuant to future stock awards. Shares issued under the Amended 2022 Plan or the 2010 Stock Plan and later forfeited to us due to the failure to vest or repurchased by us at the original purchase price paid to us for the shares (including without limitation upon forfeiture to or repurchase by us in connection with a participant ceasing to be a service provider) shall be available for future grant under the Amended 2022 Plan. To the extent a stock award under the Amended 2022 Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the Amended 2022 Plan.
Eligibility
Employees, directors and independent contractors are all eligible to participate in the Amended 2022 Plan. As of June 30, 2024, approximately [  ] employees, [  ] consultants and [  ] non-employee directors will be eligible to be granted stock awards under the Amended 2022 Plan.
Administration
The Amended 2022 Plan will be administered by the Board or a committee thereof, which committee will be constituted to satisfy applicable laws (for purposes of this Proposal 6, the “Plan Administrator”). To the extent desirable to qualify transactions under the Amended 2022 Plan as exempt under Rule 16b-3 of the Exchange Act, the transactions contemplated under the Amended 2022 Plan will be structured to satisfy the requirements for exemption under Rule 16b-3.
Subject to the terms of the Amended 2022 Plan, the Plan Administrator has the authority, in its discretion, to (i) determine the fair market value in accordance with the Amended 2022 Plan; (ii) select the service providers to whom stock awards may be granted; (iii) determine the number of shares to be covered by each stock award granted; (iv) approve forms of stock award agreements; (v) determine the terms and conditions, not inconsistent with the terms of the Amended 2022 Plan, of any stock award granted thereunder; (vi) institute and determine the terms and conditions of an exchange program (subject to stockholder approval); (vii) construe and interpret the terms of the Amended 2022 Plan and stock awards granted thereunder; (viii) correct any defect, supply any omission or reconcile any inconsistency in the Amended 2022 Plan, any stock award or any award agreement; (ix) prescribe, amend and rescind rules and regulations relating to the Amended 2022 Plan; (x) modify or amend each stock award (subject to compliance with applicable laws); (xi) adjust performance goals to take into account changes in applicable laws or in accounting or tax rules, or such other extraordinary, unforeseeable, nonrecurring or infrequently occurring events or circumstances as the Plan Administrator deems necessary or appropriate to avoid windfalls or hardships; (xii) allow participants to satisfy tax withholding obligations in such manner as prescribed in the Amended 2022 Plan; (xiii) allow a participant to defer the receipt of the payment of cash or the delivery of shares that would otherwise be due to such participant under a stock award; and (xiv) make all other determinations deemed necessary or advisable for administering the Amended 2022 Plan.
To the extent permitted by applicable law, the Plan Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Amended 2022 Plan to one or more of our directors or officers.
The Plan Administrator will, in its sole discretion, determine the performance goals, if any, applicable to any stock award (including any adjustment(s) thereto that will be applied in determining the achievement of such performance goals) on or prior to the “determination date” (as defined in the Amended 2022 Plan). The performance goals may differ from participant to participant and from stock award to stock award. The Plan Administrator shall determine and approve the extent to which such performance goals have been timely achieved and the extent to which the shares subject to such stock award have thereby been earned. Please refer to the discussion below under “— Performance Goals” for more information.
Stock Options
Each stock option will be designated in the stock award agreement as either an incentive stock option (which is entitled to potentially favorable tax treatment) or a nonstatutory stock option, and except as specified below, the Plan Administrator will determine the terms and conditions of each stock option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year exceeds $100,000, such stock options will be treated as nonstatutory stock options. Incentive stock options may only be granted to employees. The exercise price of options granted under the Amended 2022 Plan must at least be equal to 100% of the fair market value per share of our common stock on the date of grant. The term of a stock option may not exceed ten years. Notwithstanding the foregoing, in the case of an incentive stock option granted to a participant who owns stock representing more than 10% of the total combined voting power of all classes of our (or any parent or subsidiary of ours) outstanding stock, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant and the term of the incentive stock option may not exceed 5 years from the date of grant. At the time a stock option is granted, the Plan Administrator will fix the period within which the stock option may vest and/or be exercised and will determine any conditions that must be satisfied before the stock option may vest and/or be exercised, which may include completion of a specified period of service with us or one of our affiliates and/or based on the achievement of performance goals during a performance period as set out in advance in the participant’s award agreement. Please refer to the discussion below under “—Performance Goals” for information regarding stock options subject to vesting based on achievement of performance goals. The Plan Administrator will also determine the acceptable form of consideration for exercising a stock option, including the method of payment.
In the absence of a specified time in the stock option agreement, the stock option will remain exercisable for 12 months following a termination for death or disability, and 3 months following a termination for any other reason other than “Cause” (as defined in the Amended 2022 Plan), but in no event later than the expiration of the term of such stock option. If a participant ceases to be a service provider for Cause, the participant may exercise his or her stock option within such period of time as is specified in the stock award agreement or, if there is no specified time in the stock option agreement, any outstanding stock option (including any vested portion thereof) held by a participant shall immediately terminate in its entirety upon the participant being first notified of his or her termination for Cause.
Stock Appreciation Rights (SARs)
The Plan Administrator will determine the terms and conditions of each SAR, provided that the exercise price for each SAR will be no less than 100% of the fair market value of the underlying shares of our common stock on the date of grant. A SAR will vest and/or become exercisable at such time, and upon such terms, as are determined by the Plan Administrator, which may include completion of a specified period of service with us or one of our affiliates and/or based on the achievement of performance goals during a performance period as set out in advance in the participant’s award agreement. Please refer to the discussion below under “—Performance Goals” for information regarding SARs subject to vesting based on achievement of performance goals. Upon exercise of a SAR, a participant will receive payment from us in an amount determined by multiplying the difference between the fair market value of a share on the date of exercise over the exercise price by the number of shares with respect to which the SAR is exercised. SARs may be paid in cash or shares of our common stock, as determined by the Plan Administrator. SARs are exercisable at the times and on the terms established by the Plan Administrator.
Restricted Stock and RSUs
Restricted stock awards are grants of shares of our common stock that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Shares of restricted stock will vest and the restrictions on such shares will lapse in accordance with terms and conditions established by the Plan Administrator. Each RSU is a bookkeeping entry representing an amount equal to the fair market value of one share of our common stock. RSUs will vest at such time, and upon such terms, as are determined by the Plan Administrator, which may include upon the completion of a specified period of service with us or one of our affiliates and/or based on the achievement of performance goals during a performance period as set out in advance in the participant’s award agreement.
In determining whether restricted stock or RSUs should be granted, and/or the vesting schedule and other terms applicable to such a stock award, the Plan Administrator may impose whatever conditions as it determines to be appropriate. For example, the Plan Administrator may determine to grant restricted stock or RSUs only if performance goals established by the Plan Administrator are satisfied. Any performance goals may be applied on a company-wide or an individual business unit basis, as determined by the Plan Administrator. Please refer to the discussion below under “— Performance Goals” for information regarding restricted stock and RSUs subject to vesting based on achievement of performance goals.
Unless the Plan Administrator determines otherwise, during the period of restriction, participants holding restricted stock may exercise full voting rights and will be entitled to receive all dividends and other distributions paid, in each case with respect to such shares and, if any such dividends or distributions are paid in shares, the shares will be subject to the same restrictions, including without limitation restrictions on transferability and forfeitability, as the restricted stock with respect to which they were paid.
Participants holding RSUs will hold no voting rights by virtue of such RSUs. The Plan Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of RSUs that may be settled in cash, in shares of equivalent value, or in some combination thereof. Absent a contrary provision in an award agreement, such dividend equivalents shall be subject to the same terms, restrictions and risk of forfeiture as the RSUs with respect to which the dividends accrue and shall not be settled unless and until the related RSUs have vested and been earned.
Stock Bonus Awards
A stock bonus award is an award of shares to an eligible person without a purchase price that is not subject to any restrictions. All stock bonus awards may, but are not required to, be made pursuant to an award agreement. The Plan Administrator will determine the number of shares to be awarded to the participant under a stock bonus award and any other terms applicable to such stock bonus award. Payment of a stock bonus award will be made upon the date(s) determined by the Plan Administrator and set forth in the award agreement. Payment may be made in the form of cash, whole shares, or a combination thereof, based on the fair market value of the shares subject to the stock bonus award on the date of payment, as determined in the sole discretion of the Plan Administrator.
Performance Goals
The Plan Administrator in its discretion may make performance goals applicable to a participant with respect to a stock award, which, depending on the extent to which they are met, may determine whether and the extent to which a stock award will be granted, vested and/or exercisable. In the Plan Administrator’s discretion, one or more of the following performance goals may apply: (i) sales or non-sales revenue; (ii) return on revenues; (iii) operating income; (iv) income or earnings including operating income; (v) income or earnings before or after taxes, interest, depreciation and/or amortization; (vi) income or earnings from continuing operations; (vii) net income; (viii) pre-tax income or after-tax income; (ix) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (x) raising of financing or fundraising; (xi) project financing; (xii) revenue backlog; (xiii) gross margin; (xiv) operating margin or profit margin; (xv) capital expenditures, cost targets, reductions and savings and expense management; (xvi) return on assets, return on investment, return on capital, or return on stockholder equity; (xvii) cash flow, free cash flow, cash flow return on investment, net cash provided by operations, or cash flow in excess of cost of capital; (xviii) performance warranty and/or guarantee claims; (xix) stock price or total stockholder return; (xx) earnings or book value per share; (xxi) economic value created; (xxii) pre-tax profit or after-tax profit; (xxiii) strategic business criteria; (xxiv) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (xxv) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, compliance, headcount, performance management, completion of critical staff training initiatives; (xxvi) objective goals relating to projects; and (xxvii) enterprise resource planning. Stock awards issued to participants may take into account other criteria (including subjective criteria).
Outside Director Limitations
Stock awards granted during a single fiscal year under the Amended 2022 Plan or otherwise, taken together with any cash fees paid during such fiscal year for services on the Board, shall not exceed $750,000 in total value for any non-employee director (“Outside Director”), except with respect to the first year of service in which case any stock awards granted and cash fees paid will not exceed $1,000,000 in total value (calculating the value of any such stock awards, in each case, based on the grant date fair value of such stock awards for financial reporting purposes). Such applicable limit shall include the value of any stock awards that are received in lieu of all or a portion of any annual committee cash retainers or other similar cash-based payments. Stock awards granted to an individual while he or she was serving in the capacity as an employee or while he or she was an independent contractor but not an Outside Director will not count for purposes of these limitations.
Nontransferability of Stock Awards
Unless determined otherwise by the Plan Administrator, a stock award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant. If the Plan Administrator makes a stock award transferable, such stock award will contain such additional terms and conditions as the Plan Administrator deems appropriate; provided, however, that in no event may any stock award be transferred for consideration to a third-party financial institution.
Recoupment Policy
The Plan Administrator may specify in an award agreement that the participant’s rights, payments, and/or benefits with respect to a stock award will be subject to reduction, cancellation, forfeiture, and/or recoupment upon the occurrence of certain specified events, in addition to any applicable vesting, performance or other conditions and restrictions of a stock award. Notwithstanding any provisions to the contrary under the Amended 2022 Plan, stock awards granted under the Amended 2022 Plan are subject to our clawback policy as it may be amended from time to time. The Plan Administrator may require a participant to forfeit or return to and/or reimburse us for all or a portion of the stock award and/or shares issued under the stock award, any amounts paid under, or benefits provided pursuant to, the stock award, and any payments or proceeds paid or provided upon disposition of the shares issued under the stock award, pursuant to the terms of such company policy or as necessary or appropriate to comply with applicable laws.
Adjustment
In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization or reclassification of the shares, subdivision of the shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of our common stock or other securities or other significant corporate transaction, or other change affecting the our common stock occurs, the Plan Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the Amended 2022 Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the Amended 2022 Plan and/or the number, class, kind and price of securities covered by each outstanding stock award; provided that all such adjustment will be made in a manner that does not result in taxation under Section 409A of the Code.
Corporate Transaction
In the event of a corporate transaction, as defined in the Amended 2022 Plan, each outstanding stock award (vested or unvested) will be treated as the Plan Administrator determines.

Change in Control
A stock award may be subject to additional acceleration of vesting, settlement, payment and/or expiration upon or after a “change in control” (as defined in the Amended 2022 Plan) as may be provided in the award agreement for such stock award or as may be provided in any other written agreement between us or any of our affiliates and the participant, but in the absence of such provision, no such acceleration will occur.
Amendment, Termination and Duration of the Amended 2022 Plan
The Amended 2022 Plan will continue in effect indefinitely , unless terminated earlier under the terms of the Amended 2022 Plan. The Plan Administrator may at any time amend, alter, suspend or terminate the Amended 2022 Plan.
U.S. Federal Tax Aspects
A participant who receives a stock option or SAR will not have taxable income upon the grant of the stock option or SAR. For nonstatutory stock options and SARs, the participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price — the appreciation value — on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares generally will be long-term or short-term capital gain or loss, depending on whether the shares are held for more than one year.
The purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition of the shares will be capital gain or loss and/or ordinary income depending upon whether the participant holds the shares transferred upon exercise for a specified period. If the shares are held for the specified period, any gain generally will be taxed at long-term capital-gain rates. If the shares are not held for the specified period, generally any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price will be treated as ordinary income. Any additional gain generally will be taxable at long-term or short-term capital-gain rates, depending on whether the participant held the shares for more than one year after the exercise date.
A participant who receives restricted stock will not have taxable income until vesting unless the participant timely files an election under Section 83(b) of the Code to be taxed at the time of grant. The participant will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any) if no such election is made. Any additional gain or loss recognized upon any later disposition of the shares generally will be long-term or short-term capital gain or loss, depending on whether the shares are held for more than one year. If a participant timely files a Section 83(b) election, the participant will recognize ordinary income equal to the fair market value of the shares at the time of purchase or grant less the amount paid for such shares (if any).
A participant who receives RSUs, performance units or performance shares will not have taxable income upon grant of the stock award; instead, the participant will be taxed upon settlement of the stock award. The participant will recognize ordinary income equal to the fair market value of the shares or the amount of cash received by the participant. In addition, Section 409A of the Code imposes certain restrictions on deferred compensation arrangements. Stock awards that are treated as deferred compensation under Section 409A are intended to meet the requirements of this section of the Code.
The Plan Administrator may, at its discretion and pursuant to such procedures as it may specify from time to time, permit a participant to satisfy such withholding or deduction obligations or any other tax-related items, in whole or in part by (without limitation) paying cash, electing to have us withhold otherwise deliverable cash or shares, or delivering to us already-owned shares; provided that, unless the Plan Administrator permits otherwise, any proceeds derived from a cashless exercise must be an approved broker-assisted cashless exercise or the cash or shares withheld or delivered must be limited to avoid financial accounting charges under applicable accounting guidance or shares must have been previously held for the minimum duration required to avoid financial accounting charges under applicable accounting guidance. The fair market value of the shares to be withheld or delivered will be determined based on such methodology that we deem to be reasonable and in accordance with applicable laws.
We will be entitled to a tax deduction in connection with a stock award under the Amended 2022 Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes the income. Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. While the Plan

Administrator considers the deductibility of compensation as one factor in determining executive compensation, the Plan Administrator retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key employees.
New Plan Benefits
Our named executive officers and non-employee directors have an interest in this proposal as they are eligible to receive equity awards under the Amended 2022 Plan.
The Amended 2022 Plan does not provide for set benefits or amounts of awards and no stock awards have been approved that are conditioned on stockholder approval of the Amended 2022 Plan. However, as discussed in further detail above, our compensation committee and the Board plan to implement the Refresh Program if this Proposal 6 is approved by stockholders. Additionally, in the section entitled “Non-Employee Director Compensation Arrangements,” current non-employee directors who have served on the Board for more than six months will receive on the date of the Annual Meeting an additional stock option or restricted stock unit award, as determined by the Board, with a grant date value of $150,000, which will vest in full upon the earlier of the first anniversary of the date of grant or the day prior to the next annual stockholder meeting, subject to such director’s continuous service through the applicable vesting date, and those who have served on the Board for less than six months will receive [on the date of the Annual Meeting] a stock option or restricted stock unit award, as determined by the Board, with a grant date value of $300,000, which will vest in three equal annual installments beginning on the first anniversary of the date of grant, subject to such director’s continuous service through each applicable vesting date.
The following table summarizes the number of shares that our employees, including our executive officers, will receive initially under the Refresh Program and aggregate value of the shares that our non-employee directors as a group will receive if those that are nominated are elected and remain a director following the Annual Meeting. All other future awards under the Amended 2022 Plan are discretionary and cannot be determined at this time.
As of June 30, 2024, the closing price of our common stock traded on the New York Stock Exchange was $[ ] per share.
Name and Position	Dollar Value ($)	Number of Shares Subject to Stock Awards (#)*†
Sam Zaid, Former Chief Executive Officer	—	—
Tom Alderman, Chief Financial Officer	—	(1)
Kasra Sy Fahimi, Former Chief Operating Officer	—	—
All current executive officers as a group (3 persons)	—	(2)
All current non-employee directors as a group (7 persons)(3)(4)	1,350,000	—
All employees, including all current officers who are not executive officers, as a group	—	(5)
*
In the event Proposal 7 is not approved by stockholders, our compensation committee may determine to not to subtract outstanding stock options that would have been eligible for repricing from the total shares used to calculate the number of shares subject to Initial or Annual Refresh Grants.

†	See description of Annual Refresh Grants above for information about potential additional equity awards under the Refresh Program.
(1)
Pursuant to the Refresh Program, Mr. Alderman is expected to be granted an Initial Refresh Grant of options to purchase a number of shares representing approximately [  ] percent ([  ]%) of the aggregate number of shares of common stock issuable upon the conversion of the Convertible Notes, less the number of shares subject to equity awards he holds under the 2010 Stock Plan or the Amended 2022 Plan as of the date of grant.

(2)
Pursuant to the Refresh Program, this group of executive officers is expected to be granted Initial Refresh Grants of options to purchase, in the aggregate, a number of shares representing approximately [  ] percent ([  ]%) of the aggregate number of shares of common stock issuable upon the conversion of the Convertible Notes, less the number of shares subject to equity awards they collectively hold under the 2010 Stock Plan and the Amended 2022 Plan as of the date of grant.

(3)
The number of shares subject to each non-employee director’s stock award will not be determinable until the grant date under the terms of the Amended 2022 Plan. Assuming each of the four non-employee director nominees are elected at the Annual Meeting, the amount reflects the standard annual equity award of $150,000 granted to each non-employee director under the terms of the Amended 2022 Plan who have served as directors for six months and $300,000 for those who have served as directors for less than six months.

(4)	Mr. Mudrick has unconditionally waived all current and future cash and equity compensation payable to him for his service on our board of directors.

(5)
Pursuant to the Refresh Program, this group of employees is expected to be granted Initial Refresh Grants of options to purchase, in the aggregate, a number of shares representing approximately [  ] percent ([  ]%) of the aggregate number of shares of common stock issuable upon the conversion of the Convertible Notes, less the number of shares subject to equity awards they collectively hold under the 2010 Stock Plan and the Amended 2022 Plan as of the date of grant.

History of Grants under the Equity Incentive Plan
The following table sets forth, with respect to the individuals and groups named below: the aggregate number of shares subject to options granted under the 2022 Plan (whether or not outstanding, vested, or forfeited, as applicable) and the aggregate number of shares subject to awards of restricted stock units (including market based restricted stock units assuming maximum performance) granted under the 2022 Plan (whether or not outstanding, vested, or forfeited, as applicable) as of June [ ], 2024.
Name of Individual or Group(1)	Number of Options Granted (#)	Number of Shares Subject to Stock Awards (#)
Sam Zaid, Former Chief Executive Officer	[ ]	[ ]
Tom Alderman, Chief Financial Officer	[ ]	[ ]
Kasra Sy Fahimi, Former Chief Operating Officer	[ ]	[ ]
All current executive officers as a group (3 persons)	[ ]
All current non-employee directors as a group (7 persons)(2)(3)	[ ]	[ ]
Each associate of any such directors, executive officers or nominees	—	—
All employees, including all current officers who are not executive officers, as a group	[ ]	[ ]
(1)
No awards have been granted under the 2022 Plan to any associate of any of our directors (including nominees) or executive officers, and no person received 5% or more of the total awards granted under the 2022 Plan since its inception.

(2)
All the non-employee directors who are nominees for election as a director are included within this group. The total number of shares that they were granted on an individual basis are as follows: Bruno Bowden [  ] stock options and [  ] RSUs, Ravi Narula [  ] stock options and [  ] RSUs, and Sam Zaid [  ] stock options and [  ] RSUs.

(3)
Neither Mr. Mudrick nor any of the three most recently appointed directors (Messrs. Patel, Salvage and Sharif) has received any equity compensation payable to him for his service on our board of directors. Mr. Mudrick has unconditionally waived all current and future cash and equity compensation payable to him for his service on our board of directors.

Equity Compensation Plan Information
We have three equity compensation plans under which our equity securities are authorized for issuance: the 2022 Equity Incentive Plan, the 2010 Stock Plan and the 2022 Employee Stock Purchase Plan. The following table summarizes equity compensation plan information for such plans as a group as of December 31, 2023:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	13,213,678(2)	$1.78(3)	9,295,388(4)
Equity compensation plans not approved by security holders	—	—	—
Total	13,213,678		9,295,388
(1)
Includes the 2022 Equity Incentive Plan, the 2010 Stock Plan and the 2022 Employee Stock Purchase Plan, each as described in Note 15 – Stock-Based Compensation to our consolidated financial statements included in the Annual Report.

(2)	Represents options to purchase 7,986,196 shares of common stock and RSU awards covering 5,227,482 shares of common stock.
(3)	The weighted average exercise price relates solely to outstanding stock option shares because shares subject to RSUs have no exercise price.
(4)	Includes 6,532,810 shares of common stock that remain available for issuance under the 2022 Equity Incentive Plan and 2,762,578 shares of common stock that remain available for purchase under the 2022 Employee Stock Purchase Plan. The 2022 Equity Incentive Plan is a successor to the 2010 Stock Plan, which we assumed in the Business Combination. All outstanding stock awards granted under the 2010 Stock Plan as in effect immediately prior to the Closing continue to be subject to the terms and conditions as set forth in the agreements evidencing such stock awards and the terms of the 2010 Stock Plan as in effect immediately prior to the Closing. Any shares of common stock that are subject to outstanding awards under the 2010 Stock Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full, or settlement of RSUs that expires without having been settled in full, will become available for future grant and issuance under the 2022 Equity Incentive Plan. In addition, any shares retained upon exercise or settlement of any outstanding award under the 2010 Stock Plan to satisfy the exercise price for such award or any withholding taxes due with respect to such award, and any shares issued pursuant to the 2010 Stock Plan that are later forfeited due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the shares, will become available for future grant and issuance under the 2022 Equity Incentive Plan. Further, the 2022 Equity Incentive Plan provides for an automatic increase in the number of shares reserved for issuance thereunder on the first day of each fiscal year beginning with the 2023 fiscal year through and including the first day of the 2032 fiscal year, in each case, in an amount equal to the lesser of (a) 5% of the total number of shares of common stock that are issued and outstanding on the first day of the applicable fiscal year, (b) the number of shares of common stock initially reserved for issuance under the 2022 Equity Incentive Plan, and (c) such smaller number of shares determined by the Board. On January 1, 2024, the number of shares reserved for issuance under the 2022 Equity Incentive Plan was automatically increased by 4,650,911 shares. The 2022 Employee Stock Purchase Plan also provides for an automatic annual increase in the number of shares reserved for issuance thereunder on the first day of each fiscal year beginning with the 2023 fiscal year through and including the first day of the 2032 fiscal year, in each case, in an amount equal to the lesser of (i) 1% of the total number of shares of common stock issued and outstanding on the first day of applicable fiscal year, and (ii) 1,841,719 shares of common stock, unless the Board determines that there will be no increase in the share reserve or that the increase in the share reserve for the applicable fiscal year will be a lesser number of shares of common stock than would otherwise occur. On January 1, 2024, the number of shares reserved for issuance under the 2022 Employee Stock Purchase Plan was automatically increased by 930,182 shares.
Required Vote
Approval of this Proposal 6 requires the affirmative vote (i.e., “FOR” votes) of the holders of a majority of the votes cast for or against at the Annual Meeting. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.
Recommendation
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 6.

 PROPOSAL 7:
APPROVAL OF THE STOCK OPTION REPRICING PROPOSAL
We are seeking stockholder approval of a one-time repricing (the “Option Repricing”) of stock options covering up to a total of [   ] shares of our common stock granted from [   ], 201[ ] through March 28, 2023, which currently have per share exercise prices ranging from $[ ] and $[ ] per share that are held by service providers of the Company as of the date the Option Repricing is effective and authorization for the Company’s officers to implement the Option Repricing within 12 months of the date of the Annual Meeting. If approved by the stockholders, the Company intends to implement the Option Repricing via a written offer distributed to all eligible participants who will be given at least 20 business days within which to accept the offer to reprice, with the Option Repricing effective as of the first business day following the close of the offer (such date, the “Repricing Date”). Stock options eligible to be repriced would include stock options held by current service providers of the Company or an affiliate thereof, other than (x) any current or former member of our Board, (y) any of our current or former Chief Executive Officers and (z) any former employees or other service providers (“Eligible Participants”) that (i) were issued pursuant to the 2010 Stock Plan or 2022 Equity Incentive Plan, (ii) have a per share exercise price that is at least five percent (5%) greater than the Repriced Exercise Price (as defined below), and (iii) are outstanding and unexercised as of the Repricing Date (the “Eligible Options”). On [   ], 2024, the fair market value closing price of our common stock was $[ ] per share.
On June 21, 2024, the compensation committee recommended and the Board approved, subject to the approval of the stockholders at the Annual Meeting, the repricing of the Eligible Options as of the Repricing Date to the greatest of (x) $0.25, and (y) one hundred and five percent (105%) of the per share closing price of the Company’s common stock as quoted on the New York Stock Exchange on the Repricing Date, rounded up to the nearest penny (the “Repriced Exercise Price”), and the authorization of the Company’s officers to implement the Option Repricing within 12 months of the date of the Annual Meeting. In approving the Option Repricing, the Board considered the impact of the current exercise prices of the stock options on the incentives provided to service providers, the lack of retention value provided by the current stock options, and the impact of such options on the capital structure of the Company. There would be no other changes to our outstanding options under the 2010 Stock Plan or 2022 Equity Incentive Plan. The Board has determined that the Option Repricing is in the best interest of the Company and its stockholders. NONE OF OUR NON-EMPLOYEE DIRECTORS NOR ANY OF OUR CURRENT OR FORMER CHIEF EXECUTIVE OFFICERS WILL PARTICIPATE IN THE OPTION REPRICING. STOCKHOLDER APPROVAL IS NOT REQUIRED TO IMPLEMENT THE OPTION REPRICING UNDER THE 2010 STOCK PLAN. HOWEVER, THE BOARD OF DIRECTORS BELIEVES THAT SUBMITTING THE OPTION REPRICING TO THE STOCKHOLDERS FOR APPROVAL IS GOOD CORPORATE GOVERNANCE. IF STOCKHOLDERS DO NOT APPROVE THE OPTION REPRICING, THEN WE WILL NOT INSTITUTE THE OPTION REPRICING DESCRIBED IN THIS PROPOSAL.
Specifics of the Option Repricing
Under the Option Repricing, on the Repricing Date, the Eligible Options held by individuals who are service providers of the Company or an affiliate thereof as of the Repricing Date and who elect to participate in the Option Repricing will be repriced to the Repriced Exercise Price. If any holder of an Eligible Option ceases to be a service provider of the Company of an affiliate thereof before the Repricing Date, his or her Eligible Options will not be repriced on the Repricing Date. The following table provides information, as of [    ], 2024, regarding the Eligible Options eligible for the Option Repricing:
Position	Exercise Price of Eligible Options		Number of Shares Underlying Eligible Options	Weighted Average Price of Eligible Options	Weighted Average Remaining Term of Eligible Options (Years)
	From:	To:
Staff Employees	$[•]	$[•]	[•]	$[•]	[•]
Senior Management	$[•]	$[•]	[•]	$[•]	[•]
[Consultants]	$[•]	$[•]	[•]	$[•]	[•]
Option Repricing
The Board has determined that adverse changes in the market price of the Company’s common stock since the completion of the Business Combination, in combination with the substantial dilution of stockholders as a result of the Convertible Note Share Issuance Proposal if approved by stockholders at the Annual Meeting, could materially interfere with the Company’s efforts to retain the service of its existing service providers. Therefore, the Board recommends the Option Repricing to encourage an increasing alignment of service provider interests with those of our stockholders and increased service provider stake in the long-term performance and success of the Company. When the market price for the Company’s common stock is significantly below the applicable exercise price of an option (often referred to as “underwater” or “out-of-the-money”), for example, the Board believes that the option holder is not likely to exercise that option and will not have the desired incentive that the option was intended to provide.
Alternatives Considered
The Board considered several alternatives in arriving at this proposal, specifically:
•
We could do nothing. We are concerned that if we do not improve the Eligible Option holders’ prospects of receiving long-term value from their options, we will undermine their long-term commitment to us, which in turn could limit our ability to successfully implement our business plan. We will also forgo an opportunity to better align their interests with those of our stockholders.

•
We could issue additional options or other types of equity awards. However, this would result in increasing our overhang of outstanding equity awards and lowering our shares available for future grant under our 2022 Equity Incentive Plan, and we believe that adjusting already outstanding options would better serve the interests of our stockholders.

•
We considered an exchange of options of less than one for one as a means of offsetting the increase in value resulting from repricing options; however, we determined that the complexity of an exchange would complicate messaging to Eligible Option holders in connection with our wider efforts to put in place programs to retain and incentivize our service providers, including the Refresh Program described under “New Plan Benefits” in Proposal 6.

Eligible Option Holders
The Option Repricing, if approved, would benefit up to [ ]% of our service providers. This amount includes some of our executive officers, other than our Chief Executive Officer. The following table lists, for each of our named executive officers, all of our current executive officers as a group, and all of our current service providers (other than our executive officers) as a group, the following information as of [   ], 2024: (i) the number of shares of our common stock subject to Eligible Options and (ii) the per share exercise prices of the Eligible Options. Each holder of an Eligible Option must continue to be a service provider of the Company or an affiliate thereof through the Repricing Date in order to participate in the Option Repricing, and any such holder that terminates service with the Company and any affiliate thereof before the Repricing Date will not have his or her Eligible Options repriced under the Option Repricing.
Name of Individual or Group	Number of Shares Subject to Eligible Options	Weighted Average Exercise Price of Eligible Options
Eduardo Iniguez, Chief Executive Officer, Chief Operating Officer, and President	0	n/a
Sam Zaid, Former Chief Executive Officer	0	n/a
Tom Alderman, Chief Financial Officer	[•]	$[•]
Kasra Sy Fahimi, Former Chief Operating Officer	0	n/a
Executive Group	[•]	$[•]
Non-Executive Director Group	0	n/a
Non-Executive Officer Employee Group	[•]	$[•]
Accounting Treatment of the Option Repricing
Under Financial Accounting Standards Codification Topic 718, we will recognize any incremental compensation cost associated with the repricing of any Eligible Options pursuant to the Option Repricing. We believe that the incremental compensation cost will be measured on the Repricing Date, if any, of the fair value of the repriced Eligible Options immediately following the Option Repricing over the fair value of the repriced Eligible Options immediately prior to the Option Repricing.

Certain U.S. Federal Income Tax Consequences
The rules concerning the U.S. federal income tax consequences applicable to options granted pursuant to the 2010 Stock Plan or the 2022 Equity Incentive Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences applicable to such options. The following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable to such options and is limited to the U.S. federal income tax consequences applicable to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.
Incentive Stock Options
For purposes of the incentive stock option rules, the repricing of an Eligible Option is treated as a new option granted as of the Repricing Date.
No taxable income is reportable when an incentive stock option is granted or exercised, although the exercise may subject the optionee to the alternative minimum tax or may affect the determination of the optionee’s alternative minimum tax (unless the shares are sold or otherwise disposed of in the same year). If the optionee exercises vested shares subject to the option and then later sells or otherwise disposes of the shares acquired more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the optionee exercises vested shares subject to the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. For purposes of the alternative minimum tax, the difference between the fair market value of the shares on the exercise date and the exercise price of the option is treated as an adjustment item in computing the optionee’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for alternative minimum tax purposes.
Nonstatutory Stock Options
No taxable income is reportable when a nonstatutory stock option with a per share exercise price at least equal to the fair market value of a share of the underlying stock on the date of grant is granted to an optionee. Upon exercise, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss to the optionee.
Tax Effect for the Company
We are generally entitled to a tax deduction in connection with the repriced Eligible Options in an amount equal to the ordinary income realized by the holder at the time the holder recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” within the meaning of Code Section 162(m). Under Code Section 162(m), the annual compensation paid to any of these specified service providers will generally be deductible only to the extent that it does not exceed $1,000,000.
Implementing the Option Repricing
We have not commenced the Option Repricing and will not do so unless our stockholders approve this proposal. The Board approved the Option Repricing on [   ], 2024, and authorized the Company’s officers to implement the Option Repricing within 12 months of the date of the Annual Meeting, subject to stockholder approval. If this proposal is approved, and the Board or compensation committee determines to implement the Option Repricing, the Option Repricing will commence within 12 months of the date of the Annual Meeting.
If stockholders approve this proposal, and the Board or compensation committee determines to commence the Option Repricing, eligible service providers will be offered the opportunity to participate in the Option Repricing pursuant to a written offer that will be distributed to all Eligible Participants. Eligible Participants will be given at least 20 business days in which to accept the offer to amend their Eligible Options to lower the exercise price thereunder to the Repriced Exercise Price. No other terms of the Eligible Options will be adjusted in connection therewith.
Prior to commencement of the Option Repricing, we will file the offer to exchange with the SEC as part of a tender offer statement on Schedule TO. Eligible Participants, as well as stockholders and members of the public, will be able to review the offer to exchange and other related documents filed by us with the SEC free of charge on the SEC's website at www.sec.gov.
Recommendation
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 7.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to us regarding the beneficial ownership of our common stock as of May 31, 2024, for:
•	each person or group of affiliated persons who is the beneficial owner of more than 5% of the outstanding shares of our common stock;
•	each of our named executive officers and directors; and
•	all of our current executive officers and directors, as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.
The beneficial ownership percentages set forth in the table below are based on 95,556,021 shares of common stock issued and outstanding as of May 31, 2024. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options or warrants held by the person that are currently exercisable, or exercisable within 60 days of May 31, 2024, or issuable pursuant to restricted stock units held by the person that are subject to vesting and settlement conditions expected to occur within 60 days of May 31, 2024. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Getaround, Inc., P.O. Box 24173, Oakland, California 94623.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (#)	Percent of Shares Beneficially Owned (%)
Five Percent and Greater Holders:
InterPrivate Acquisition Management II, LLC(1)	11,906,980	12.0
Entities affiliated with SoftBank Vision Fund(2)	21,516,384	22.5
Entities affiliated with Mudrick Capital Management(3)	28,151,976	22.8

Named Executive Officers and Directors
Sam Zaid(4)	7,509,568	7.7
Tom Alderman(5)	571,697	*
Kasra Sy Fahimi(6)	862,310	*
Bruno Bowden(7)	113,043	*
Eduardo Iniguez	—	*
Jason Mudrick(3)	28,151,976	22.8
Ravi Narula(8)	133,333	*
Nikul Patel	—	*
Neil Salvage	—	*
Qais Sharif	—	*
All Current Executive Officers and Directors as a Group (10 persons)(9)	37,068,081	29.2
*	Represents beneficial ownership of less than one percent.
(1)
As reported on a Schedule 13D filed by InterPrivate Acquisition Management II, LLC (the “Sponsor”) on December 19, 2022, as amended on September 15, 2023. Includes (i) 8,056,980 shares and (ii) 3,850,000 shares underlying private placement warrants. InterPrivate Capital LLC is the managing member of the Sponsor, and Ahmed Fattouh is the managing member of InterPrivate Capital LLC. Mr. Fattouh has sole voting and investment discretion with respect to the shares held of record by the Sponsor. Accordingly, all securities held by the Sponsor may ultimately be deemed to be beneficially held by Mr. Fattouh. The business address of the Sponsor is c/o InterPrivate Capital LLC, 1350 Avenue of the Americas, 2nd Floor, New York, New York 10019.

(2)
As reported on a Schedule 13D filed by SB Investment Advisers (UK) Limited (“SBIA UK”) on December 19, 2022, as amended on September 12, 2023. Includes (i) 12,885,948 shares held by SoftBank Vision Fund (AIV M2) L.P. (“SVF AIV”) and (ii) 8,630,436 shares held by SVF Fetch (Cayman) Limited (“SVF Fetch”). SoftBank Vision Fund L.P. (“SVF”) is the managing member of SVF Holdings (UK) LLP, which is the sole owner of SVF Sync Holdings (Cayman) Limited, which in turn is the sole owner of SVF Fetch. SBIA UK has been appointed as alternative investment fund manager (“AIFM”) of SVF. As AIFM, SBIA UK is authorized and regulated by the UK Financial Conduct Authority and is exclusively responsible for making all decisions related to the acquisition, structuring, financing, and disposal of SVF’s and SVF AIV’s investments. Rajeev Misra, Saleh Romeih and Neil Hadley are the directors of SBIA UK. Accordingly, each of the foregoing entities and individuals may be deemed to share beneficial ownership of the securities held of record by SVF AIV and SVF Fetch. Each of them disclaims any such beneficial ownership. The business address for each of SBIA UK and SVF Holdings (UK) LLP is 69 Grosvenor Street, London W1K 3JP, United Kingdom. The business address for SVF is Aztec Group House, 11-15 Seaton Place, St. Helier, Jersey, JE4 0QH. The business address of SVF AIV is 251 Little Falls Drive, Wilmington, Delaware 19808. The business address for each of SVF Sync Holdings (Cayman) Limited and SVF Fetch is c/o Walkers Corp Ltd., 190 Elgin Avenue, George Town, Grand Cayman KY1-9008.
(3)
As reported on a Schedule 13D/A filed by Mudrick Capital Management, L.P. (“MCM”) on May 1, 2024. Represents (i) 66,362 shares, 1,745,280 shares underlying Convertible Notes Warrants and 5,207,373 shares issuable upon conversion of Convertible Notes held by Mudrick Distressed Opportunity Fund Global, L.P. (“Global LP”); (ii) 44,842 shares, 1,179,360 shares underlying Convertible Notes Warrants and 3,518,843 shares issuable upon conversion of Convertible Notes held by Mudrick Distressed Opportunity Drawdown Fund II, L.P. (“Drawdown II”); (iii) 4,386 shares, 115,360 shares underlying Convertible Notes Warrants and 344,198 shares issuable upon conversion of Convertible Notes held by Mudrick Distressed Opportunity Drawdown Fund II SC, L.P. (“Drawdown II SC”); (iv) 11,259 shares, 296,120 shares underlying Convertible Notes Warrants and 883,530 shares issuable upon conversion of Convertible Notes held by Mudrick Distressed Opportunity 2020 Dislocation Fund, L.P. (“DISL”); (v) 9,280 shares, 244,080 shares underlying Convertible Notes Warrants and 728,258 shares issuable upon conversion of Convertible Notes held by Mudrick Distressed Opportunity SIF Master Fund, L.P. (“SIF”); (vi) 24,077 shares, 633,240 shares underlying Convertible Notes Warrants and 1,889,391 shares issuable upon conversion of Convertible Notes held by Mudrick Stressed Credit Master Fund, L.P. (“MSC”); (vii) 7,604 shares, 200,000 shares underlying Convertible Notes Warrants and 596,737 shares issuable upon conversion of Convertible Notes held by Mudrick Opportunity Co-Investment Fund, LP (“Co-Invest”); and (viii) an aggregate of 98,346 shares, 2,586,560 shares underlying Convertible Notes Warrants and 7,717,490 shares issuable upon conversion of Convertible Notes held by certain accounts managed by MCM. The percentage ownership represents a percentage of the total number of shares that would be outstanding following a conversion of all such Convertible Notes. The Convertible Notes are convertible at an as-adjusted conversion price of $9.21 per share, representing a conversion rate of approximately 108.58 shares per $1,000 principal amount of Convertible Notes, which is subject to further adjustment as provided in the indenture governing the Convertible Notes. In addition, if the Convertible Note Share Issuance Proposal is approved, the conversion price will be adjusted to $0.25 per share, which is equivalent to a conversion rate of 4,000 shares of common stock per $1,000 principal amount of Convertible Notes. See “Proposal 4 — Approval of the Convertible Note Share Issuance Proposal.” Mudrick GP, LLC (“Mudrick GP”) is the general partner of Global LP and may be deemed to beneficially own the securities directly held by Global LP. Mudrick Distressed Opportunity Drawdown Fund II GP, LLC (“Drawdown II GP”) is the general partner of Drawdown II and Drawdown II SC and may be deemed to beneficially own the securities directly held by Drawdown II and Drawdown II SC. Mudrick Distressed Opportunity 2020 Dislocation Fund GP, LLC (“DISL GP”) is the general partner of DISL and may be deemed to beneficially own the securities held by DISL. Mudrick Distressed Opportunity SIF GP, LLC (“SIF GP”) is the general partner of SIF and may be deemed to beneficially own the securities directly held by SIF. Mudrick Stressed Credit Fund GP, LLC (“MSC GP”) is the general partner of MSC and may be deemed to beneficially own the securities directly held by MSC. Mudrick Opportunity Co-Investment Fund GP, LLC (“Co-Invest GP”) is the general partner of Co-Invest and may be deemed to beneficially own the securities directly held by Co-Invest. Mudrick Capital Management, LLC (“MCM GP”) is the investment manager to Global LP, Drawdown II, Drawdown II SC, DISL, SIF, MSC, Co-Invest and certain accounts managed by MCM. Jason Mudrick, the Chairman of the Board of Getaround, is the sole member of MCM GP, Mudrick GP, Drawdown II GP, DISL GP, SIF GP, MSC GP and Co-Invest GP. By virtue of these relationships, each of MCM, MCM GP and Mr. Mudrick may be deemed to beneficially own the securities held directly by Global LP, Drawdown II, Drawdown II SC, DISL, SIF, MSC, Co-Invest and certain accounts managed by MCM. The business address of each of the entities affiliated with MCM is c/o Mudrick Capital Management L.P., 527 Madison Avenue, 6th Floor, New York, NY 10022.

(4)
Includes (i) 4,767,475 shares held by Zaid Holdings LLC, over which Mr. Zaid may be deemed to have voting and dispositive power, and (ii) 2,345,708 shares issuable pursuant to RSUs that are subject to vesting and settlement conditions expected to occur within 60 days of May 31, 2024.

(5)
Includes (i) 271,322 shares issuable pursuant to stock options exercisable within 60 days of May 31, 2024, and (ii) 280,875 shares issuable pursuant to RSUs that are subject to vesting and settlement conditions expected to occur within 60 days of May 31, 2024.

(6)	Includes 826,739 shares issuable pursuant to stock options exercisable within 60 days of May 31, 2024.
(7)	Includes 33,333 shares issuable pursuant to RSUs that are subject to vesting and settlement conditions expected to occur within 60 days of May 31, 2024.
(8)	Includes 133,333 shares issuable pursuant to RSUs that are subject to vesting and settlement conditions expected to occur within 60 days of May 31, 2024.
(9)
Includes (i) 5,569,937 shares of common stock beneficially owned by all of the Company’s current executive officers and directors as a group, (ii) 20,885,820 shares underlying Convertible Notes beneficially owned by Mr. Mudrick, (iii) 7,000,000 shares underlying warrants beneficially owned by Mr. Mudrick, (iv) 580,679 shares issuable pursuant to stock options exercisable within 60 days of May 31, 2024, and (v) 3,031,645 shares issuable pursuant to RSUs that are subject to vesting and settlement conditions expected to occur within 60 days of May 31, 2024.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2023, except as set forth below:
•	No Section 16(a) report was filed on behalf of Mr. Fahimi regarding a grant of stock options received on March 28, 2023.
•	No Section 16(a) report was filed on behalf of each of Messrs. Zaid, Alderman, Jackson, Bowden, Fattouh, Narula and Suslak and Dr. Russakow regarding a grant of RSUs received on August 8, 2023.

EXECUTIVE OFFICERS
Our executive officers and their ages, as of June 1, 2024, and positions with Getaround are provided in the following table and in the additional biographical information set forth below.
Name	Age	Position(s)
Eduardo Iniguez	37	Chief Executive Officer and Director
Tom Alderman	41	Chief Financial Officer
Spencer Jackson	62	General Counsel and Secretary
Eduardo Iniguez. For biographical information regarding Mr. Iniguez, please refer to “Board of Directors and Corporate Governance—Board Composition” above.
Tom Alderman. Mr. Alderman has served as our Chief Financial Officer since the Closing and previously held the same position with Legacy Getaround since November 2022. Mr. Alderman previously served as Vice President, Finance of Legacy Getaround from February 2020 to November 2022 and as Senior Director, Finance of Legacy Getaround from October 2017 to February 2020. Prior to joining Legacy Getaround, Mr. Alderman served as Vice President of Investment Banking at Piper Jaffray, an investment banking firm, from early 2017 to October 2017. From 2013 to 2016, Mr. Alderman served as Vice President of Technology Investment Banking at Credit Suisse, a global investment bank and financial services firm. Earlier in his career, Mr. Alderman worked in various investment banking roles at both Piper Jaffray and Credit Suisse. Mr. Alderman received a Dual Bachelor’s degree in Business Administration and Economics from Cal Poly, San Luis Obispo.
Spencer Jackson. Mr. Jackson has served as our General Counsel and Secretary since the Closing, and previously held the same positions with Legacy Getaround since September 2018. Prior to joining Legacy Getaround, Mr. Jackson served as Vice President and General Counsel at Ooma, Inc., a cloud-based provider of communications and connected services, from December 2013 to September 2018, and as its Secretary from January 2014 to September 2018. From March 2005 to December 2013, he was a corporate and intellectual property transactions attorney at Orrick, Herrington & Sutcliffe LLP, an international law firm, and also worked as an attorney for Intel Capital, the venture-investing arm of Intel Corporation, during 2010 while on a secondment from Orrick. Prior to Orrick, Mr. Jackson was an entrepreneur in the music industry and an exploration geophysicist at Unocal Corporation. Mr. Jackson holds a Bachelor’s degree in Geophysics from the University of California, Berkeley, a Master’s degree in Geophysics from Stanford University, and a J.D. from the University of California, Berkeley School of Law. Mr. Jackson is admitted to practice law in the State of California and before the U.S. Patent and Trademark Office as a registered patent attorney.

EXECUTIVE COMPENSATION
The following tables and accompanying narrative set forth information about the compensation provided to our principal executive officer and each of our two other most highly compensated officers for the fiscal year ended December 31, 2023. These individuals, who are collectively referred to in this section as “named executive officers,” and their positions are as follows:
•	Sam Zaid: Former Chief Executive Officer
•	Tom Alderman: Chief Financial Officer
•	Kasra Sy Fahimi: Former Chief Operating Officer
2023 Summary Compensation Table
The following table sets forth information concerning the compensation of the named executive officers for each of the last two fiscal years during which such individuals were determined to be named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Total ($)
Sam Zaid(3) Former Chief Executive Officer	2023	350,000	—	123,500	—	473,500
	2022	293,795	447,915	—	—	741,710
Tom Alderman(4) Chief Financial Officer	2023	304,000	—	63,000	—	367,000
	—	—	—	—	—	—
Kasra Sy Fahimi(5) Former Chief Operating Officer	2023	450,000	—	—	120,600	570,600
	2022	257,812	350,500	—	3,172,500	3,780,812
(1)
Includes the following cash bonuses earned with respect to fiscal year 2022: (i) for Mr. Zaid, a retention and performance bonus of $312,500; and (ii) for Mr. Fahimi, a retention and performance bonus of $187,500 and a signing bonus of $100,000. Also includes payments of $60,000 and $63,000 from the 2022 bonus pool to Messrs. Zaid and Fahimi, respectively.

(2)
The amount reported in this column reflects the aggregate grant date fair value for financial statement reporting purposes of equity awards granted during the applicable fiscal year, as determined in accordance with FASB ASC Topic 718. This amount reflects our accounting expense for these awards and does not represent the actual economic value that may be realized by our named executive officers. There can be no assurance that the amount will ever be realized. For the assumptions used in valuing the applicable type of equity award, please see Note 15 — Stock-Based Compensation to our consolidated financial statements included in the Annual Report.

(3)	Mr. Zaid’s employment as Chief Executive Officer terminated in February 2024. Mr. Zaid continues to serve as a member of the Board.
(4)	Mr. Alderman was not a named executive officer for fiscal year 2022.
(5)	Mr. Fahimi’s employment as Chief Operating Officer terminated in March 2024.
Narrative Disclosure to Summary Compensation Table
For 2023, the compensation program for the named executive officers consisted of base salary, eligibility for a cash bonus, equity awards, and certain standard employee benefits.
2023 Equity Compensation
We have historically granted stock options and RSUs to our employees, including the named executive officers, under our 2022 Equity Incentive Plan and 2010 Stock Plan (each as defined below). With the adoption of our 2022 Equity Incentive Plan, we no longer grant awards under our 2010 Stock Plan.
Messrs. Zaid and Alderman each received an RSU award on August 8, 2023, with one-third of the RSUs vesting on August 15, 2023, and one-fourth of the RSUs vesting on the same day of every third month thereafter, subject to the holder’s continuous service through each vesting date. Mr. Fahimi received a stock option award on March 28, 2023, with 62,813 shares vesting on May 15, 2023, and 1/16th of the shares vesting every three months thereafter, subject to the holder’s continuous service through each vesting date.

The following table sets forth the number of stock options and RSUs granted to the named executive officers during 2023:
Named Executive Officer	2023 Stock Options Granted	2023 RSUs Granted
Sam Zaid	—	247,000
Tom Alderman	—	126,000
Kasra Sy Fahimi	670,000	—
For additional information regarding outstanding equity awards held by the named executive officers as of December 31, 2023, see the “Outstanding Equity Awards at 2023 Fiscal Year-End” table below.
2023 Executive Bonus Pool
The Company established a 2023 bonus pool to incentivize performance of its executive officers. In determining whether any executive officer earned a target bonus, the compensation committee assessed the performance of the executive officers by assessing Get around’s performance relative to its annual operating plan and other factors. None of the named executive officers earned a bonus under the 2023 bonus pool for the year ended December 31, 2023, as the Company did not meet the applicable Company goals.
Potential Payments upon Termination or Change of Control
As of December 31, 2023, each named executive officer is entitled to certain payments and benefits upon a qualifying termination pursuant to their employment agreements or executive change in control and severance agreements, as described below.
Executive Change in Control and Severance Agreements
In November 2023, the compensation committee approved our entry into new executive change in control and severance agreements with certain executive officers, including Messrs. Alderman and Fahimi. Pursuant to the terms of these agreements, we have agreed to provide the following benefits to these executive officers if the executive officer is terminated for any reason other than “cause” (as such term is defined in the agreements) or, in some cases, the executive officer voluntarily resigns for “good reason” (as such term is defined in the agreements):
•
payment of such executive officer’s base salary for six months and target bonus for six months in the event the qualifying termination occurs more than 3 months prior to, or more than 12 months after, a qualifying change of control of the Company or, in the event the qualifying termination occurs within 3 months prior to, or within 12 months after, a qualifying change of control of the Company, (a) such executive officer’s base salary for nine months, (b) 100% of such executive officer’s then-current target bonus pro-rated based on the number of days of the fiscal year served prior to termination, and (c) 37.5% of such executive officer’s then-current target bonus;

•
a lump sum payment for such executive officer’s monthly premiums due under the Consolidated Omnibus Budget Reconciliation Act (COBRA) for 6 months in the event the qualifying termination occurs more than 3 months prior to or more than 12 months after a qualifying change of control of the Company, and for 9 months in the event the qualifying termination occurs within three months prior to or within 12 months after a qualifying change of control of the Company; and

•
acceleration of vesting with respect to 25% of such executive officer’s then-outstanding unvested awards of stock options and restricted stock units in the event the qualifying termination occurs more than 3 months prior to, or more than 12 months after, a qualifying change of control of the Company, and with respect to 100% of such executive officer’s then-outstanding unvested awards of stock options and restricted stock units in the event the qualifying termination occurs within 3 months prior to, or within 12 months after, a qualifying change of control of the Company.

Additionally, in the event of any qualifying change of control of the Company without a qualifying termination, the executive officer will also be entitled to acceleration of vesting with respect to 25% of such executive officer’s then-outstanding unvested awards of stock options and restricted stock units.

Sam Zaid
If we terminate Mr. Zaid without cause or he resigns for good reason, subject to, among other things, his executing a general release of claims in favor of us and complying with the terms of the confidentiality agreement previously entered into with us, Mr. Zaid will be entitled to 12 months of COBRA premium payments.
In addition, Mr. Zaid beneficially owns 631,731 shares of Getaround common stock that were purchased pursuant to the exercise of an option granted to Mr. Zaid on September 24, 2020. Such shares are scheduled to vest with respect to 1/16th of the total shares on each monthly anniversary of September 1, 2020, subject to Mr. Zaid’s continuous service through each such vesting date and also subject to, and contingent upon, the Company achieving a market capitalization equal to or greater than $3 billion following the completion of the Business Combination.
Kasra Sy Fahimi
Mr. Fahimi is entitled to certain severance payments and benefits in connection with certain terminations of employment, as described in more detail below:
•
If we terminate Mr. Fahimi without cause or he resigns for good reason at any time within the period beginning 3 months prior to, and ending 12 months following, a change of control, then 50% of the then-unvested shares subject to the option granted to Mr. Fahimi on May 10, 2022, covering 720,569 shares of Getaround common stock (the “Fahimi Option”) will vest and become exercisable.

•
If we terminate Mr. Fahimi without cause or he resigns for good reason at any time on or before March 21, 2024, then 90,070 of the then-unvested shares subject to the Fahimi Option will vest and become exercisable.

•
If we terminate Mr. Fahimi without cause or he resigns for good reason at any time following March 21, 2024, then 135,105 of the then-unvested shares subject to the Fahimi Option will vest and become exercisable.

•
If we terminate Mr. Fahimi without cause or he resigns for good reason before March 21, 2024, then Mr. Fahimi will receive (i) a lump-sum cash payment equal to (x) 6 months of his then-current base salary plus (y) a pro-rated amount of his target bonus (based upon the pro rata portion of the calendar year that Mr. Fahimi remained in service to the Company as an employee), and (ii) payment for his monthly premiums due under COBRA until the earliest of (A) 6 months following his termination date, (B) the expiration of his continuation coverage under COBRA, and (C) the date he receives substantially equivalent health insurance coverage in connection with new employment or self-employment.

•
If we terminate Mr. Fahimi without cause or he resigns for good reason on or after March 21, 2024, then Mr. Fahimi will receive (i) a lump-sum cash payment equal to (x) 9 months of his then-current base salary plus (y) a pro-rated amount of his target bonus (based upon the pro rata portion of the calendar year that Mr. Fahimi remained in service to the Company as an employee), and (ii) payment for his monthly premiums due under COBRA until the earliest of (A) 9 months following his termination date, (B) the expiration of his continuation coverage under COBRA, and (C) the date he receives substantially equivalent health insurance coverage in connection with new employment or self-employment.

Separation Agreements
In connection with his separation from the Company effective as of March 15, 2024, Mr. Fahimi entered into a separation agreement with us on April 10, 2024, pursuant to which he has received or will receive the following severance benefits in exchange for a customary release of claims against us:
•	a $225,000 base salary severance payment, payable in specified installments, over a six-month period;
•	a $100,000 bonus severance payment;
•	a benefits severance payment equal to six months of COBRA continuation benefits; and
•	an acceleration of vesting of stock options covering 187,944 shares.
In addition, Mr. Fahimi retained his rights to additional severance benefits in the event of a change in control pursuant to the executive change in control and severance agreement previously entered between him and the Company as described above.

Benefits and Perquisites
We provide benefits to the named executive officers on the same basis as provided to all of our employees, including medical, dental, vision, life and AD&D, and short- and long-term disability insurance, flexible spending accounts, vacation and paid holidays. The named executive officers were also eligible to participate in our 401(k) plan.
Outstanding Equity Awards at 2023 Fiscal Year-End
The following table presents, for each of the named executive officers, information regarding outstanding equity awards as of December 31, 2023.
	Option Awards(1)					Stock Awards(1)
Name	Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price(2)	Option Expiration Date	Number of Securities that Have Not Vested	Market Value of Securities that Have Not Vested(3)
Sam Zaid	02/25/2021(4)					631,731(5)	$148,457
	08/08/2023					102,917	$24,185
Tom Alderman	02/26/2021	32,025	—	$2.44	04/10/2028
	02/26/2021	5,444	—	$2.44	09/26/2028
	02/26/2021(6)	26,137	444	$2.44	07/17/2029
	02/26/2021(7)	12,281	3,732	$2.44	03/29/2030
	02/26/2021(8)	33,560	6,712	$2.44	02/25/2031
	03/03/2021(9)	17,325	6,454	$2.44	03/02/2031
	03/03/2021	32,025	—	$2.44	03/02/2031
	12/03/2021(10)	86,397	25,692	$5.34	12/02/2031
	08/08/2023					52,500	$12,338
Kasra Sy Fahimi	05/10/2022(11)	405,321	315,248	$3.93	05/09/2032
	03/28/2023(12)	146,563	523,437	$0.27	03/27/2033
(1)	Except as indicated below, all options listed were granted under the 2010 Stock Plan and all stock awards listed were granted under the 2022 Equity Incentive Plan.
(2)
Represents the fair market value of a share of Getaround common stock on the date of grant, as determined by the Legacy Getaround board of directors, as adjusted by the conversion ratio in the Business Combination, which was 0.32025.

(3)	The closing price of a share of our common stock on December 29, 2023, was $0.235.
(4)	Represents the date the restricted stock was issued pursuant to the early exercise of an option granted on September 24, 2020.
(5)
The restricted stock was issued upon early exercise of an option granted under the 2010 Stock Plan on September 24, 2020. The vesting of the restricted stock is subject to, and contingent upon, the Company achieving a market capitalization equal to or greater than $3 billion following the Business Combination.

(6)
This option covering 26,581 shares is subject to a 5-year vesting schedule, with 1/60th of the total shares vesting on each monthly anniversary of January 1, 2019, subject to the holder’s continuous service through each vesting date.

(7)
This option covering 16,013 shares is subject to a 5-year vesting schedule, with 1/5th of the total shares vesting on the annual anniversary of February 3, 2020, and 1/60th of the total shares vesting on each monthly anniversary thereafter, subject to the holder’s continuous service through each vesting date.

(8)
This option covering 40,272 shares is subject to a 4-year vesting schedule, with 1/48th of the total shares vesting on each monthly anniversary of August 1, 2020, subject to the holder’s continuous service through each vesting date.

(9)
This option covering 23,779 shares is subject to a 4-year vesting schedule, with 1/48th of the total shares vesting on each monthly anniversary of January 1, 2021, subject to the holder’s continuous service through each vesting date.

(10)
This option covering 112,089 shares is subject to a 4-year vesting schedule, with 1/48th of the total shares vesting on each monthly anniversary of November 16, 2021, subject to the holder’s continuous service through each vesting date.

(11)
This option covering 720,569 shares will vest and become exercisable as follows: (a) 270,210 shares vested on March 21, 2023; and (b) 15,011 shares will vest and become exercisable on each monthly anniversary thereafter, subject to the holder’s continuous service through each vesting date. The vesting of the option will accelerate (i) with respect to 50% of the then-unvested shares subject to the option if we terminate Mr. Fahimi without cause or he resigns for good reason at any time within the period beginning 3 months prior to, and ending 12 months following, a change of control; (ii) with respect to 90,070 of the then-unvested shares subject to the option if we terminate Mr. Fahimi without cause or he resigns for good reason at any time on or before March 21, 2024; and (iii) with respect to 135,105 of the then-unvested shares subject to the option if we terminate Mr. Fahimi without cause or he resigns for good reason at any time following

March 21, 2024. Upon the termination of Mr. Fahimi’s employment in March 2024, an additional 67,553 of the then unvested shares subject to the option vested pursuant to the terms of a change in control and severance agreement and a separation agreement.
(12)
This option covering 670,000 shares will vest and become exercisable as follows: (a) 62,813 shares vested on May 15, 2023; and (b) 41,875 shares will vest and become exercisable every three months thereafter, subject to the holder’s continuous service through each vesting date. Upon the termination of Mr. Fahimi’s employment in March 2024, an additional 120,391 of the then-unvested shares subject to the option vested pursuant to the terms of a change in control and severance agreement and a separation agreement.

Compensation Recovery Policy
In December 2023, the Board adopted a compensation recovery policy that is designed to comply with Section 10D of the Exchange Act and conform with the requirements for issuers having securities listed on NYSE. The policy provides a mechanism for the recovery of certain incentive-based compensation from Getaround’s executive officers, should the Company ever be required to restate its financial statements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than compensation arrangements for our directors and executive officers, which are described elsewhere in this Proxy Statement, the following describes transactions since January 1, 2022, and each currently proposed transaction in which:
•	we have been or are to be a participant;
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers, or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Investments by Mudrick Capital Management
On January 19, 2024, the Company and Mudrick Capital Management L.P., on behalf of certain funds, investors, entities or accounts that are managed, sponsored or advised by it (“Mudrick Capital Management”), amended and restated the Second A&R Note to reflect an increased aggregate principal amount of $23,941,032, which is comprised of the original $20,880,922 principal amount under the Second A&R Note, $60,110 in accrued interest as of January 19, 2024, and an additional principal amount of $3,000,000 (the “Third A&R Note”). The Third A&R Note was issued pursuant to an amended and restated incremental subscription agreement dated January 19, 2024 (the “A&R Incremental Subscription Agreement”), by and between Mudrick Capital Management and the Company and certain of the Company’s subsidiary guarantors. The Third A&R Note permitted the Company to request that Mudrick Capital Management purchase up to an additional $15,000,000 in aggregate principal amount under the Third A&R Note, subject to certain conditions. On February 7, 2024, the Company and Mudrick Capital Management amended and restated the Third A&R Note to reflect an increased aggregate principal amount of $40,303,393, which is comprised of the original $23,941,032 principal amount under the Third A&R Note, $189,940 in accrued interest as of February 7, 2024, and an additional principal amount of $16,172,421 (the “Fourth A&R Note”). On April 29, 2024, the Company and Mudrick Capital Management further amended and restated the Fourth A&R Note to reflect an increased aggregate principal amount of $61,677,504.04, which is comprised of the original $40,303,393 principal amount under the Fourth A&R Note, $1,374,110.55 in accrued interest as of April 29, 2024, and an additional principal amount of $20,000,000 (the “Fifth A&R Note”). The Fifth A&R Note was issued pursuant to a second amended and restated incremental subscription agreement dated April 29, 2024 (the “Second A&R Incremental Subscription Agreement”), by and between Mudrick Capital Management and the Company and certain of the Company’s subsidiary guarantors. The Mudrick Super Priority Note accrues interest monthly at a rate of 15.00% per annum, which interest rate, upon the occurrence, and during the continuation, of an Event of Default (as defined in the Mudrick Super Priority Note), will be increased by 2.00%. The Mudrick Super Priority Note will mature on August 7, 2026, at which time 108% of the principal and accrued interest will become due, payable in cash, unless earlier redeemed or repurchased.
In connection with the closing of the Third A&R Note in January 2024, Jason Mudrick, the founder and Chief Investment Officer of Mudrick Capital Management, was appointed to the Board pursuant to the terms of the A&R Incremental Subscription Agreement. In addition, in connection with the closing of the Fifth A&R Note in April 2024, we agreed, pursuant to the Second A&R Incremental Subscription Agreement, that Mudrick Capital Management would be entitled to identify and recommend to the Board three independent director candidates. Effective May 6, 2024, the Board appointed Messrs. Patel, Salvage and Sharif as Class III directors, and, effective June 5, 2024, Messrs. Salvage and Sharif were appointed to the compensation committee and Messrs. Patel, Salvage and Sharif were appointed to the nominating and corporate governance committees. We further agreed that, following the appointment of the independent director candidates as Class III directors, Mr. Mudrick would serve as a Class II director. Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments—Additional Financing” in the Annual Report for additional information about the Mudrick Super Priority Note.
Registration Rights Agreement
In connection with the Closing, we, InterPrivate Acquisition Management II LLC (the “Sponsor”), certain former directors and officers of the Company, and certain former stockholders of Legacy Getaround entered into an Amended and Restated Registration Rights Agreement, dated as of December 8, 2022 (the “Registration Rights

Agreement”). Under the Registration Rights Agreement, we are obligated to file a registration statement to register the resale of approximately 44.4 million shares of common stock and 4.6 million private placement warrants, and the shares of common stock issuable upon the exercise of the private placement warrants. In addition, subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the holders may demand to sell all or any portion of their registrable securities in an underwritten offering. The Registration Rights Agreement also provides “piggy-back” registration rights to such holders, subject to certain requirements and customary conditions.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements provide that we will indemnify each of our directors and executive officers against any and all expenses incurred by that director or executive officer because of his or her status as our director or officer, to the fullest extent permitted by Delaware law, our Certificate of Incorporation and our Bylaws.
Our Certificate of Incorporation contains provisions limiting the liability of directors and our Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. In addition, our Bylaws provide that, to the fullest extent permitted by Delaware law and subject to very limited exceptions, we will advance all expenses incurred by our directors and officers in connection with a legal proceeding involving his or her status as our director or officer.
Pre-Business Combination Related Person Transactions of Legacy Getaround
Bridge Note Financings
In May 2021, Legacy Getaround entered into a subordinated convertible note purchase agreement (the “2021 Bridge Note Purchase Agreement”) with certain investors, including entities affiliated with certain of Legacy Getaround’s former directors, pursuant to which Legacy Getaround was authorized sell up to an aggregate of $50.0 million principal amount of its subordinated convertible promissory notes (the “2021 Bridge Notes”) in one or more closings until October 2021. The 2021 Bridge Notes accrued interest at a rate of 0.12% per annum and were scheduled to mature in November 2023. In connection with the Closing, the 2021 Bridge Notes converted in accordance with their terms into shares of Class A Stock at a conversion price equal to $8.50 per share. As of the Closing, the aggregate principal amount outstanding under the 2021 Bridge Notes was $29.4 million, with $53.0 thousand in accrued but unpaid interest.
In May 2022, Legacy Getaround entered into a subordinated convertible note purchase agreement (the “2022 Bridge Note Purchase Agreement”) with certain investors, including certain of Legacy Getaround’s former directors and entities affiliated with certain of Legacy Getaround’s former directors, pursuant to which Legacy Getaround was authorized sell up to an aggregate of $50.0 million principal amount of its subordinated convertible promissory notes (the “2022 Bridge Notes” and together with the 2021 Bridge Notes, the “Bridge Notes”) in one or more closings. In a series of closings in 2022, Legacy Getaround sold an aggregate of $37.5 million principal amount of 2022 Bridge Notes to the investors, including in principal amounts of $0.5 million to Bruno Bowden, a member of the Board, and $10.0 million to Tariq Zaid, the brother of Sam Zaid, a member of the Board and our former Chief Executive Officer and Chairman of the Board, of which $5.25 million principal amount was issued to Mr. Zaid in June 2022 and $4.75 million principal amount was issued in September 2022 in satisfaction of such amount provided by Mr. Zaid as advance financing in anticipation of the subsequent closing. The 2022 Bridge Notes accrued interest at a rate of 1.85% per annum and were scheduled to mature in May 2024. In connection with the Closing, the 2022 Bridge Notes converted in accordance with their terms into shares of Class A Stock at a conversion price equal to $7.00 per share. As of the Closing, the aggregate principal amount outstanding under the 2022 Bridge Notes was $37.5 million, with $0.3 million in accrued but unpaid interest.
Note Payable
In October 2022, Legacy Getaround issued a $2.0 million subordinated promissory note to Braemar Energy Ventures III, LP, an affiliate of Braemar Energy Ventures, which is affiliated with Neil Suslak, a former member of the Board. The promissory note accrued interest at 10% per annum, compounded annually, and the principal and any accrued but unpaid interest was due and payable upon holder demand at any time on or after October 30, 2023. Legacy Getaround also had the right to prepay all of the outstanding principal and accrued but unpaid interest under the promissory note at any time, subject to a prepayment premium of $0.2 million.

Prior to the Closing, Braemar Energy Ventures III, L.P. elected to exchange its note for a 2022 Bridge Note in like principal amount, plus the $20 thousand in accrued interest through the date of exchange, pursuant to the terms of the 2022 Bridge Note Purchase Agreement. The foregoing exchange qualified as a new equity investment in Legacy Getaround sufficient to meet the closing conditions set forth in a stock transfer agreement dated October 31, 2022, between the Sponsor and Braemar Energy Ventures III, L.P., pursuant to which the Sponsor agreed to transfer 200,000 shares of common stock to Braemar Energy Ventures III, L.P. promptly following the Closing.
Other Investor Agreements
Legacy Getaround previously entered into an investor rights agreement, a voting agreement and a right of first refusal and co-sale agreement, each as amended and restated, with Sam Zaid, a member of the Board and our former Chief Executive Officer and Chairman of the Board, and certain holders of Legacy Getaround’s capital stock, including entities affiliated with certain of Legacy Getaround’s former directors. The investor rights agreement provided these holders with registration rights and certain of these holders with preemptive rights with regard to certain issuances of Legacy Getaround capital stock. The parties to the voting agreement agreed to vote in a certain way on certain matters, including with respect to the election of directors of Legacy Getaround. The voting agreement also provided for certain drag-along rights in connection with a sale of Legacy Getaround. The right of first refusal and co-sale agreement provided for customary rights of first refusal and co-sale in respect of certain sales of Legacy Getaround capital stock. All of these rights and the respective agreements terminated upon the Closing.
Executive Officer Loans
In December 2015 and November 2019, Legacy Getaround entered into loan, pledge and option agreements with Sam Zaid, a member of the Board and our former Chief Executive Officer and Chairman of the Board, in connection with loans to Mr. Zaid. Legacy Getaround received non-recourse promissory notes of $194 thousand and $5.6 million in exchange for the 2015 and 2019 loans, respectively, which were collateralized by pledges of certain shares of Legacy Getaround common stock beneficially owned by Mr. Zaid. In connection with the loans, Legacy Getaround purchased call options from Mr. Zaid for $9,000 and $0.4 million, respectively, which allowed Legacy Getaround to repurchase 125,636 shares and 631,579 shares, respectively, of Legacy Getaround common stock beneficially owned by Mr. Zaid at a purchase price equivalent to the outstanding balance of principal and interest under the 2015 and 2019 promissory notes. The 2015 loan accrued interest at a rate of 1.59% per annum, and had a maturity date of December 2020, subsequent to which it was considered payable on demand. The 2019 loan accrued interest at a rate of 1.59% per annum, and was due and payable upon the earlier (i) of November 2026; (ii) a liquidity event; or (iii) the exercise of the call option.
In February 2021, Legacy Getaround entered into a loan and pledge agreement with Mr. Zaid in connection with a loan to Mr. Zaid related to the early exercise of Legacy Getaround options held by Mr. Zaid. Legacy Getaround received a non-recourse promissory note in the aggregate principal amount of $8.0 million in exchange for the loan, which was collateralized by a pledge of certain shares of Legacy Getaround capital stock beneficially owned by Mr. Zaid. The loan accrued interest at a rate of 0.56% per annum and the promissory note was scheduled to mature in February 2024. The terms of the promissory note further permitted Legacy Getaround, at its option and in its sole discretion, to accelerate the loan and declare the entire unpaid principal balance under the promissory note, together with all accrued but unpaid interest thereon, immediately due and payable upon certain specified events.
On the Closing Date, Legacy Getaround, Mr. Zaid and Zaid Holdings LLC, an entity controlled by Mr. Zaid, entered into a note repayment agreement (the “Note Repayment Agreement”) pursuant to which, subject to the Closing and the concurrent closing of the share repurchase pursuant to the Repurchase Agreement described below under “—Executive Officer Stock Repurchase,” Mr. Zaid agreed to transfer 2,597,286 shares of Legacy Getaround capital stock in full satisfaction of the outstanding balances under the 2015, 2019 and 2021 loans described above. Upon satisfaction of the loans at the Closing, the remaining pledged shares of Legacy Getaround capital stock were released. The aggregate principal amount outstanding under each of the loans, together with accrued interest, at the Closing was (in thousands):
Loans	Principal	Accrued Interest
December 2015	$194	$22
November 2019	$5,590	$272
February 2021	$8,006	$80

Executive Officer Stock Repurchase
On the Closing Date, Legacy Getaround and Zaid Holdings, LLC, an entity controlled by Mr. Zaid, a member of the Board and our former Chief Executive Officer and Chairman of the Board, entered into a stock repurchase agreement (the “Repurchase Agreement”) pursuant to which Legacy Getaround repurchased, subject to the Closing and the concurrent closing of the share transfer pursuant to the Note Repayment Agreement described above under “—Executive Officer Loans,” 2,710,571 shares of Legacy Getaround common stock from Zaid Holdings, LLC at a purchase price of $1.96 per share, which purchase price was based on the most recent valuation of a share of Legacy Getaround common stock as determined by the Legacy Getaround board of directors. The repurchases were funded by Legacy Getaround with available cash on hand at the Closing.
Pre-Business Combination Related Person Transactions of InterPrivate II
Related Party Note
On March 31, 2022, InterPrivate II entered into a convertible promissory note with the Sponsor (the “Sponsor Convertible Promissory Note”), pursuant to which InterPrivate II could borrow up to an aggregate principal amount of $1,500,000 for working capital needs. The Sponsor Convertible Promissory Note was non-interest bearing and due on the earlier of March 9, 2023 and the date on which InterPrivate II consummated its initial business combination. Up to $1,500,000 of the loans were convertible, at the option of the Sponsor, into warrants, at a price of $1.50 per warrant. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. In addition, as InterPrivate II incurred operating expenses, these fees were paid by InterPrivate LLC, an affiliate of the Sponsor, and InterPrivate LLC was subsequently reimbursed by InterPrivate II for the full amount paid. As of the Closing, InterPrivate II had approximately $0.6 million in related party payables outstanding, consisting of working capital loans outstanding under the Sponsor Convertible Promissory Note, which were paid out of the proceeds from InterPrivate II’s trust account released at the Closing.
Administrative Services
InterPrivate II entered into an agreement whereby, commencing on March 4, 2021 through the earlier of the consummation of a business combination and the liquidation of InterPrivate II’s trust account, InterPrivate would pay the Sponsor $10,000 per month for general and administrative services, including office space, utilities and secretarial and administrative support. The agreement terminated upon the Closing. InterPrivate incurred approximately $210,000 in expense through the Closing under this agreement.
InterPrivate II entered into an agreement whereby, commencing on March 4, 2021 through the earlier of the consummation of a business combination and the liquidation of InterPrivate II’s trust account, InterPrivate II would pay James Pipe, InterPrivate II’s Vice President, a $10,000 per month fee for assisting InterPrivate II in negotiating and consummating an initial business combination. The agreement terminated upon the Closing. InterPrivate incurred approximately $210,000 in expense through the Closing under this agreement.
Service Fee to Sponsor Affiliates
On November 25, 2022, the audit committee of InterPrivate II’s board of directors approved a fee up to an aggregate amount of $2,000,000 to certain management members of InterPrivate II and affiliates of the Sponsor for their services in facilitating the consummation of the Business Combination.
Related Person Transactions Policy
We have adopted a written policy for the identification, review and approval or ratification of transactions involving related persons that conforms with the requirements for issuers having securities listed on NYSE. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related person were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, and guarantees of indebtedness. In reviewing and approving any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction, and the extent of the related person’s interest in the transaction.

REPORT OF THE AUDIT COMMITTEE
The information contained in this report is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Exchange Act or the Securities Act unless and only to the extent that the Company specifically incorporates it by reference.
The audit committee has reviewed and discussed with management and the Company’s independent registered public accounting firm, dbbmckennon, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023. The audit committee has also discussed with dbbmckennon the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The audit committee has received and reviewed the written disclosures and the letter from dbbmckennon required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with dbbmckennon its independence from the Company.
Based on the review and discussions referred to above, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.
Submitted by the Audit Committee

Ravi Narula, Chair
Bruno Bowden

ADDITIONAL INFORMATION
We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2023, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Getaround, Inc.
P.O. Box 24173
Oakland, California 94623
Attn: Investor Relations
Our annual report on Form 10-K for the fiscal year ended December 31, 2023, is also available on the website of the SEC at www.sec.gov or through the investor relations section of our website at getaround.com.

OTHER MATTERS
As of the date of this Proxy Statement, the Board does not intend to present, and has not been informed that any other person intends to present, any matter before the Annual Meeting other than those matters specified in the Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will vote in respect thereof in accordance with their best judgment.
By Order of the Board of Directors,

Spencer Jackson
General Counsel and Secretary
Oakland, California
[    ], 2024

Annex A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
GETAROUND, INC.
Getaround, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), pursuant to the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:
1. Pursuant to Section 242 of the General Corporation Law, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation (this “Certificate of Amendment”) amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate”).
2. This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the General Corporation Law.
3. Upon this Certificate of Amendment becoming effective, the Amended and Restated Certificate is hereby amended as follows:
Section 1 of Article IV of the Amended and Restated Certificate is hereby amended by adding the following new subsection 1.3:
“1.3 Effective at [   ] [a.m./pm.], Eastern Time, on [   ], 2024 (the “Effective Time”), each [   ] ([   ]) shares of Common Stock issued and outstanding or held by the Corporation as treasury shares as of the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock without effecting a change to the par value per share of Common Stock (the “Reverse Split”), subject to the treatment of fractional interests as described below. No fractional shares shall be issued at the Effective Time and, in lieu thereof, the Corporation’s transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then-prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share, and after the transfer agent’s completion of such sale, stockholders shall receive a cash payment (without interest or deduction) from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below). Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of whole shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional share interests as described above.
4. This Certificate of Amendment shall become effective at [   ] [a.m./p.m.], Eastern Time, on [   ], 2024.
[Remainder of page intentionally blank]
A-1

IN WITNESS WHEREOF, Getaround, Inc. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this [   ] day of [   ], 2024.

Name:
Title:
[Signature Page to Certificate of Amendment to Amended and Restated Certificate of Incorporation]
A-2

Annex B
GETAROUND, INC.

2022 EQUITY INCENTIVE PLAN

As Amended and Restated as of [DATE], 2024
1. Purposes of the Plan. The purposes of this Plan are (a) to attract and retain the best available personnel to ensure the Company’s success and accomplish the Company’s goals; (b) to incentivize Employees, Directors and Independent Contractors with long-term equity-based compensation to align their interests with the Company’s stockholders; and (c) to promote the success of the Company’s business.
The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights and Stock Bonus Awards.
2. Definitions. As used herein, the following definitions will apply:
(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b) “Affiliate” means a Parent, a Subsidiary or any corporation or other entity that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.
(c) “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, rules and regulations, the rules and regulations of any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are, or will be, granted under the Plan or Participants reside or provide services to the Company or any Affiliate, as such laws, rules, and regulations shall be in effect from time to time.
(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Stock Bonus Awards.
(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(f) “Board” means the Board of Directors of the Company.
(g) “Cause” means, with respect to the termination of a Participant’s status as a Service Provider: (A) any material breach by Participant of any material written agreement between Participant and the Company; (B) any failure by Participant to comply with the Company’s material written policies or rules as they may be in effect from time to time; (C) neglect or persistent unsatisfactory performance of Participant’s duties; (D) Participant’s repeated failure to follow reasonable and lawful instructions from the Board or Chief Executive Officer; (E) Participant’s indictment for, conviction of, or plea of guilty or nolo contendre to, any felony or crime that results in, or is reasonably expected to result in, a material adverse effect on the business or reputation of the Company; (F) Participant’s commission of or participation in an act of fraud against the Company; (G) Participant’s intentional damage to the Company’s business, property or reputation; or (H) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company. For purposes of clarity, a termination without “Cause” does not include any termination that occurs solely as a result of Participant’s death or Disability. The determination as to whether a Participant’s status as a Service Provider for purposes of the Plan has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability (or that of any Affiliate or any successor thereto, as appropriate) to terminate a Participant’s employment or consulting relationship at any time, subject to Applicable Laws.

(h) “Change in Control” except as may otherwise be provided in an Award Agreement or other applicable agreement, means the occurrence of any of the following:
(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or reorganization;
(ii) The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (x) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (y) to a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company or (z) to a continuing or surviving entity described in Section 2(h)(i) in connection with a merger, consolidation or reorganization which does not result in a Change in Control under Section 2(h)(i));
(iii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by two-thirds (2/3) of the members of the Board prior to the date of the appointment or election; or
(iv) The consummation of any transaction as a result of which any Person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Section 2(h), the term “Person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude:
(1) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate;
(2) a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company;
(3) the Company; and
(4) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. In addition, if any Person (as defined above) is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered to cause a Change in Control. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(i) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include (i) such section of the Code, any guidance and regulations promulgated under such section of the Code, including any successor provisions, guidance and regulations thereto, and (ii) any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(j) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.
(k) “Common Stock” means the common stock of the Company.
(l) “Company” means Getaround, Inc., a Delaware corporation, or any successor thereto.

(m) “Determination Date” means any time when the achievement of the Performance Goals associated with the applicable Performance Period remains substantially uncertain; provided, however, that without limiting the foregoing, that if the Determination Date occurs on or before the date on which 25% of the Performance Period has elapsed, the achievement of such Performance Goals shall be deemed to be substantially uncertain.
(n) “Director” means a member of the Board.
(o) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code in the case of Incentive Stock Options, and for all other Awards, means as determined by the Social Security Administration or the long-term disability plan maintained by the Company; provided however, that if the Participant resides outside of the United States, “Disability” shall have such meaning as is required by Applicable Laws. The Administrator in its discretion may determine whether a total and permanent disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(p) “Effective Date” means December 8, 2022.
(q) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s) “Exchange Program” means a program under which outstanding Awards are amended to provide for a lower exercise price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of Award or awards under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii). Notwithstanding the preceding, the term Exchange Program does not include (x) any action described in Section 15 or any action taken in connection with a Change in Control transaction nor (y) any transfer or other disposition permitted under Section 14. For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Administrator in its sole discretion without approval by the Company’s stockholders.
(t) “Existing Plan” means the Amended and Restated 2010 Stock Plan maintained by the Company as of immediately prior to the Effective Date.
(u) “Existing Options” means options issued under the Existing Plan that were assumed by the Company pursuant to the Merger Agreement.
(v) “Existing Restricted Stock” means any Share that was issued in relation to any Share that was issued pursuant to the Existing Plan and that, as of immediately prior to the Effective Time (as defined in the Merger Agreement), was subject to a substantial risk of forfeiture, within the meaning of Section 83(b) of the Code.
(w) “Existing RSUs” means restricted stock units issued under the Existing Plan that were assumed by the Company pursuant to the Merger Agreement.
(x) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in such source as the Administrator deems reliable;
(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in such source as the Administrator deems reliable; or
(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator in compliance with Applicable Laws and regulations and in a manner that complies with Section 409A of the Code.
(y) “Fiscal Year” means the fiscal year of the Company.

(z) “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(aa) “Independent Contractor” means any person, including an advisor, consultant or agent, engaged by the Company or an Affiliate to render services to such entity or who renders, or has rendered, services to the Company, or any Affiliate and is compensated for such services.
(bb) “Insider” means an Officer or Director or any other person whose transactions in Common Stock are subject to Section 16 of the Exchange Act.
(cc) “Merger Agreement” means the Agreement and Plan of Merger made and entered into as of May 11, 2022, by and among InterPrivate II Acquisition Corp., TMPST Merger Sub I Inc., TMPST Merger Sub II LLC, and the Company.
(dd) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(ee) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(ff) “Option” means a stock option granted pursuant to the Plan.
(gg) “Outside Director” means a Director who is not an Employee.
(hh) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
(ii) “Participant” means the holder of an outstanding Award.
(jj) “Performance Goal” means a formula or standard determined by the Administrator with respect to each Performance Period based on one or more of the following criteria and any adjustment(s) thereto established by the Administrator: (1) sales or non-sales revenue; (2) return on revenues; (3) operating income; (4) income or earnings including operating income; (5) income or earnings before or after taxes, interest, depreciation and/or amortization; (6) income or earnings from continuing operations; (7) net income; (8) pre-tax income or after-tax income; (9) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (10) raising of financing or fundraising; (11) project financing; (12) revenue backlog; (13) gross margin; (14) operating margin or profit margin; (15) capital expenditures, cost targets, reductions and savings and expense management; (16) return on assets (gross or net), return on investment, return on capital, or return on stockholder equity; (17) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (18) performance warranty and/or guarantee claims; (19) stock price or total stockholder return; (20) earnings or book value per share (basic or diluted); (21) economic value created; (22) pre-tax profit or after-tax profit; (23) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, completion of strategic agreements such as licenses, joint ventures, acquisitions, and the like, geographic business expansion, objective customer satisfaction or information technology goals, intellectual property asset metrics; (24) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (25) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, compliance, headcount, performance management, completion of critical staff training initiatives; (26) objective goals relating to projects, including project completion, timing and/or achievement of milestones, project budget, technical progress against work plans; and (27) enterprise resource planning. Awards issued to Participants may take into account other criteria (including subjective criteria). Performance Goals may differ from Participant to Participant, Performance Period to Performance Period and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, any increase (or decrease) over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to the Company), (iii) on a per share and/or share per capita basis, (iv) against the performance of the Company as a whole or against any Affiliate(s), or a particular segment(s), a business unit(s) or a product(s) of the Company or individual project company, (v) on a pre-tax or after-tax basis, (vi) on a GAAP or non-GAAP basis, and/or (vii) using an actual foreign exchange rate or on a foreign exchange neutral basis.
(kk) “Performance Period” means the time period during which the Performance Goals or other vesting provisions must be satisfied for Awards. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Administrator.
(ll) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(mm) “Plan” means this Getaround, Inc. 2022 Equity Incentive Plan, as may be amended from time to time.
(nn) “Prior Year PIK Conversion Shares” means Shares issued during the preceding calendar year upon the conversion of the Company’s outstanding 8.00%/9.50% Convertible Senior Secured PIK Toggle Notes due 2027.
(oo) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan.
(pp) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(qq) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(rr) “Section 16(b)” means Section 16(b) of the Exchange Act.
(ss) “Service Provider” means an Employee, Director or Independent Contractor.
(tt) “Share” means a share of Common Stock, as adjusted in accordance with Section 15 of the Plan.
(uu) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.
(vv) “Stock Bonus” or “Stock Bonus Award” means an Award granted pursuant to Section 10 of the Plan.
(ww) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
(xx) “Tax-Related Items” means income tax, social insurance or other social contributions, national insurance, social security, payroll tax, fringe benefits tax, payment on account or other tax-related items.
3. Stock Subject to the Plan.
(a) Stock Subject to the Plan. Subject to the provisions of Sections 3(b) and 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 32,875,598. The Shares may be authorized, but unissued, or reacquired Common Stock. Notwithstanding the foregoing, subject to the provisions of Section 15 below, in no event shall the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options exceed the number set forth in this Section 3(a), plus the number of Shares added to the Plan pursuant to Section 3(b) below, plus, to the extent allowable under Section 422 of the Code and the regulations promulgated thereunder, any Shares that become available for issuance pursuant to Section 3(c).

(b) Automatic Share Reserve Increase. The number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2025 Fiscal Year through and including the first day of the 2032 Fiscal Year, in each case, in an amount equal to the lesser of (i) five percent (5%) of the total number of Shares that are issued and outstanding on the first day of the applicable Fiscal Year for each Fiscal Year in which the Company’s 8.00%/9.50% Convertible Senior Secured PIK Toggle Notes due 2027 were not outstanding on January 1 of that Fiscal Year and, for each other Fiscal Year, the sum of (A) two percent (2%) of the total number of Shares that are issued and outstanding on the first day of the applicable Fiscal Year, and (B) an amount of Shares equal to ten percent (10%) of the Prior Year PIK Conversion Shares, (ii) the number of Shares initially reserved for issuance under the Plan pursuant to the first sentence of Section 3(a) above, and (iii) such smaller number of Shares as may be determined by the Board.
(c) Lapsed Awards. To the extent any Award expires or is forfeited or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Exchange Program, the unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, continue to be available under the Plan for issuance pursuant to future Awards. In addition, any Shares which are retained by the Company upon exercise of an Award in order to satisfy the exercise or purchase price for such Award or any withholding taxes due with respect to such Award shall be treated as not issued and shall continue to be available under the Plan for issuance pursuant to future Awards. Shares issued under the Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the Shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with a Participant ceasing to be a Service Provider) shall again be available for future grant under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.
(d) Existing Plan Lapsed Awards. To the extent any Existing Option or Existing RSU expires or is forfeited or becomes unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Exchange Program, the unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, become available under the Plan for issuance pursuant to future Awards. In addition, any Shares which are retained by the Company upon exercise of any Existing Option or settlement of any Existing RSU in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such award (in each case, as applicable) shall be treated as not issued and become available under the Plan for issuance pursuant to future Awards. Shares issued pursuant to any Existing Option, and any Shares of Existing Restricted Stock, that in either case are later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the Shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with a participant ceasing to be a service provider) shall become available under the Plan for issuance pursuant to future Awards.
(e) Assumption or Substitution of Awards by the Company. The Administrator, from time to time, may determine to substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) assuming such award under this Plan or (b) granting an Award under this Plan in substitution of such other company’s award. Such assumption or substitution will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Administrator elects to assume an award granted by another company, subject to the requirements of Section 409A of the Code, the purchase price or the exercise price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately. In the event the Administrator elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted exercise price. Any awards that are assumed or substituted under this Plan shall not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in any Fiscal Year.
4. Administration of the Plan.
(a) Procedure.
(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.
(b) Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:
(i) to determine the Fair Market Value in accordance with Section 2(t);
(ii) to select the Service Providers to whom Awards may be granted hereunder;
(iii) to determine the number of Shares to be covered by each Award granted hereunder;
(iv) to approve forms of Award Agreements for use under the Plan;
(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder; such terms and conditions may include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on Performance Goals), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi) to institute and determine the terms and conditions of an Exchange Program; provided however, that the Administrator shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of the Company’s stockholders;
(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(viii) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations established for the purpose of satisfying non-U.S. Applicable Laws, for qualifying for favorable tax treatment under non-U.S. Applicable Laws or facilitating compliance with non-U.S. Applicable Laws (sub-plans may be created for any of these purposes);
(x) to modify or amend each Award (subject to Section 22 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards, to accelerate vesting and to extend the maximum term of an Option (subject to the terms and conditions of the Plan and compliance with all Applicable Laws, including, without limitation, Section 6(b) of the Plan regarding Incentive Stock Options and Section 409A of the Code);
(xi) adjust Performance Goals to take into account changes in Applicable Laws or in accounting or tax rules, or such other extraordinary, unforeseeable, nonrecurring or infrequently occurring events or circumstances as the Administrator deems necessary or appropriate to avoid windfalls or hardships;
(xii) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 16 of the Plan;
(xiii) to authorize any person to execute on behalf of the Company any instrument required to give effect to the grant of an Award previously granted by the Administrator;
(xiv) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and
(xv) to make all other determinations deemed necessary or advisable for administering the Plan.
(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant to the Company for review. Any Officer of the Company, including but not limited to Insiders, shall have the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant. Only the Committee shall have the authority to review and resolve disputes with respect to Awards held by Participants who are Insiders, and such resolution shall be final and binding on the Company and the Participant.
(d) Delegation. To the extent permitted by Applicable Laws, the Board or Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or Officers.
(e) Administration of Awards Subject to Performance Goals. The Administrator will, in its sole discretion, determine the Performance Goals, if any, applicable to any Award (including any adjustment(s) thereto that will be applied in determining the achievement of such Performance Goals) on or prior to the Determination Date. The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator shall determine and approve the extent to which such Performance Goals have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned.
(f) Section 16 of the Exchange Act. Awards granted to Participants who are Insiders must be approved by two or more “non-employee directors” of the Board (as defined in the regulations promulgated under Section 16 of the Exchange Act).
5. Award Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Stock Bonus Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6. Stock Options.
(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted.
(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c) Option Exercise Price and Consideration.
(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1) In the case of an Incentive Stock Option
(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii) Exercisability and Vesting. At the time an Option is granted, the Administrator will fix the period within which the Option may vest and/or be exercised and will determine any conditions that must be satisfied before the Option may vest and/or be exercised. An Option will vest and/or become exercisable at such time, and upon such terms, as are determined by the Administrator, which may include completion of a specified period of service with the Company or an Affiliate and/or based on the achievement of Performance Goals during a Performance Period as set out in advance in the Participant’s Award Agreement. If an Option vests and/or becomes exercisable based on the satisfaction of Performance Goals, then the Administrator will: (x) determine the nature, length and starting date of any Performance Period; (y) select the Performance Goals to be used to measure the performance; and (z) determine what additional conditions, if any, should apply.
(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration for both types of Options may consist of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.
(d) Exercise of Option.
(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.
An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with full payment of any applicable taxes or other amounts required to be withheld or deducted with respect to the Option). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.
(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death, Disability or Cause, to the extent the Option is vested, the Participant may exercise his or her vested Option within such period of time as is specified in the Award Agreement or, if there is no specified time in the Award Agreement, the Participant may exercise his or her Option for three (3) months following the Participant’s termination. Notwithstanding the foregoing, in no event may the vested Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement. If the Participant does not exercise his or her vested Option within the specified time, the vested Option will terminate, and the Shares covered by such vested Option will revert to the Plan. Further, unless otherwise provided by the Administrator, the Shares covered by the unvested portion of the Option will revert to the Plan at the end of the time specified for exercise of the Participant’s vested Option.
(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, to the extent the Option is vested, the Participant may exercise his or her vested Option within such period of time as is specified in the Award Agreement or, if there is no specified time in the Award Agreement, the Participant may exercise his or her vested Option for twelve (12) months following the Participant’s termination as a result of Participant’s Disability. Notwithstanding the foregoing, in no event may the vested Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement. If the Participant does not exercise his or her vested Option within the specified time, the vested Option will terminate, and the Shares covered by such vested Option will revert to the Plan. Further, unless otherwise provided by the Administrator, the Shares covered by the unvested portion of the Option will revert to the Plan at the end of the time specified for exercise of the Participant’s vested Option.
(iv) Death of Participant. If a Participant dies while a Service Provider, the Participant’s designated beneficiary (provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator) may exercise the Participant’s vested Option within such period of time as is specified in the Award Agreement or, if there is no specified time in the Award Agreement, any such designated beneficiary may exercise Participant’s vested Option for twelve (12) months following Participant’s death. If no such beneficiary has been designated by the Participant, then such vested Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the vested Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Notwithstanding the foregoing, in no event may the vested Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement. If the Participant’s designated beneficiary, the personal representative of the Participant’s estate or the person(s) to whom the vested Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution, as applicable, does not exercise the Participant’s vested Option within the specified time, the vested Option will terminate, and the Shares covered by such vested Option will revert to the Plan. Further, unless otherwise provided by the Administrator, the Shares covered by the unvested portion of the Option will revert to the Plan at the end of the time specified for exercise of the Participant’s vested Option.
(v) Termination for Cause. If a Participant ceases to be a Service Provider as a result of being terminated for Cause, (i) the Participant may exercise his or her vested Option within such period of time (if any) as is specified in the Award Agreement or, (ii) if there is no specified time in the Award Agreement, any outstanding Option (including any vested portion thereof) held by such Participant shall immediately terminate in its entirety upon the Participant being first notified of his or her termination for Cause and the Participant will be prohibited from exercising his or her vested Option from and after the date of such notification. All the Participant’s rights under any Option, including the right to exercise the Option, may be suspended pending an investigation of whether Participant will be terminated for Cause. Notwithstanding the foregoing, in no event may the vested Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement. If the Participant does not exercise his or her vested Option within the specified time (if any), the vested Option will terminate, and the Shares covered by such vested Option will revert to the Plan. Further, unless otherwise provided by the Administrator, the Shares covered by the unvested portion of the Option will revert to the Plan at the end of the time specified for exercise of the Participant’s vested Option, if any.
7. Restricted Stock.
(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b) Vesting Criteria and Other Terms. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the Period of Restriction has lapsed. The Period of Restriction will lapse at such time, and upon such terms, as are determined by the Administrator, which may include the completion of a specified period of service with the Company or an Affiliate and/or based on the achievement of Performance Goals during a Performance Period as set out in advance in the Participant’s Award Agreement. If the Period of Restriction will lapse upon the satisfaction of Performance Goals, then the Administrator will: (x) determine the nature, length and starting date of any Performance Period; (y) select the Performance Goals to be used to measure the performance; and (z) determine what additional conditions, if any, should apply.
(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.
(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g) Dividends and Other Distributions. Unless the Administrator provides otherwise, during the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, and any such dividends or distributions will be subject to the same terms, including, without limitation, vesting and restrictions on transferability and forfeitability, as the Shares of Restricted Stock with respect to which they were paid.
(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be cancelled and returned as unissued Shares to the Company and again will become available for grant under the Plan.
8. Restricted Stock Units.
(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions (if any) related to the grant, including the number of Restricted Stock Units.
(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria and other terms in its discretion, which, depending on the extent to which the vesting criteria and other terms are met, will determine the number of Restricted Stock Units that settle. A Restricted Stock Unit Award will vest at such time, and upon such terms, as are determined by the Administrator, which may include upon completion of a specified period of service with the Company or an Affiliate and/or based on the achievement of Performance Goals during a Performance Period as set out in advance in the Participant’s Award Agreement. If Restricted Stock Units vest based upon satisfaction of Performance Goals, then the Administrator will: (x) determine the nature, length and starting date of any Performance Period; (y) select the Performance Goals to be used to measure the performance; and (z) determine what additional conditions, if any, should apply.
(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria and any other conditions, the Participant will be entitled to have the Restricted Stock Units settled as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria or other conditions that must be met for the Restricted Stock Units to settle.
(d) Dividend Equivalents. The Administrator may, in its sole discretion, award dividend equivalents in connection with the grant of Restricted Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof. Absent a contrary provision in an Award Agreement, such dividend equivalents shall be subject to the same terms, restrictions and risk of forfeiture as the Restricted Stock Units with respect to which the dividends accrue and shall not be settled unless and until the related Restricted Stock Units have vested and been earned.
(e) Form and Timing of Settlement. Settlement of earned Restricted Stock Units will be made upon the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.
(f) Cancellation. On the date set forth in the Award Agreement, all Shares underlying any unvested, unearned Restricted Stock Units will be forfeited to the Company for future issuance.
9. Stock Appreciation Rights.
(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c) Exercise Price and Other Terms. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
(d) Exercisability and Vesting. At the time a Stock Appreciation Right is granted, the Administrator will fix the period within which the Stock Appreciation Right may vest and/or be exercised and will determine any conditions that must be satisfied before the Stock Appreciation Right may vest and/or be exercised. A Stock Appreciation Right will vest and/or become exercisable at such time, and upon such terms, as are determined by the Administrator, which may include completion of a specified period of service with the Company or an Affiliate and/or based on the achievement of Performance Goals during a Performance Period as set out in advance in the Participant’s Award Agreement. If a Stock Appreciation Right vests and/or becomes exercisable based on the satisfaction of Performance Goals, then the Administrator will: (x) determine the nature, length and starting date of any Performance Period; (y) select the Performance Goals to be used to measure the performance; and (z) determine what additional conditions, if any, should apply.
(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.
(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times
(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
10. Stock Bonus Awards.
(a) Awards of Stock Bonuses. A Stock Bonus Award is an award of Shares to an eligible person without a purchase price that is not subject to any restrictions. All Stock Bonus Awards may be made, but are not required to be made, pursuant to an Award Agreement.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Shares to be awarded to any Participant under a Stock Bonus Award and any other terms applicable to such Stock Bonus Award.
(c) Form and Timing of Payment. Payment of a Stock Bonus Award will be made upon the date(s) determined by the Administrator and set forth in the Award Agreement. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares subject to the Stock Bonus Award on the date of payment, as determined in the sole discretion of the Administrator.
11. Outside Director Limitations. Stock awards granted during a single Fiscal Year under the Plan or otherwise, taken together with any cash fees paid during such Fiscal Year for services on the Board, shall not exceed $750,000 in total value for any Outside Director, except with respect to the first year of service in which case any stock awards granted and cash fees paid will not exceed $1,000,000 in total value (calculating the value of any such stock awards, in each case, based on the grant date fair value of such stock awards for financial reporting purposes). Such applicable limit shall include the value of any stock awards that are received in lieu of all or a portion of any annual committee cash retainers or other similar cash-based payments. Stock awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was an Independent Contractor but not an Outside Director will not count for purposes of the limitations set forth in this Section 11.
12. Leaves of Absence/Transfer Between Locations. The Administrator shall have the discretion to determine at any time whether and to what extent the vesting of Awards shall be suspended during any leave of absence; provided, however, that in the absence of such determination, vesting of Awards shall continue during any paid leave and shall be suspended during any unpaid leave (unless otherwise required by Applicable Laws). A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Participant’s employer or (ii) transfers between locations of the Company or between the Company or any Affiliate. If an Employee is holding an Incentive Stock Option and such leave exceeds three (3) months then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the first (1st) day following such three (3) month period and the Incentive Stock Option shall thereafter automatically treated for tax purposes as a Nonstatutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy.
13. Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from full-time to part-time), the Administrator, in its sole discretion, may (i) make a corresponding reduction in the number of Shares or cash amount subject to any portion of any outstanding Award that is scheduled to vest, settle and/or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend or otherwise revise the vesting, settlement and/or payment schedule applicable to any outstanding Award (in accordance with all Applicable Laws, including, without limitation, Section 409A of the Code, as applicable). In the event the Administrator takes any action pursuant to this Section 13, the Participant will have no right with respect to any portion of any affected Award.
14. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate provided, however, that in no event may any Award be transferred for consideration to a third-party financial institution.
15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a) Adjustments. In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares, subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of Common Stock or other securities of the Company or other significant corporate transaction, or other change affecting the Common Stock occurs, the Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the

Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the Plan and/or the number, class, kind and price of securities covered by each outstanding Award. Notwithstanding the forgoing, all adjustments under this Section 15 shall be made in a manner that does not result in taxation under Section 409A of the Code.
(b) Dissolution or Liquidation. In the event of the proposed winding up, dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or settled, an Award will terminate immediately prior to the consummation of such proposed action.
(c) Corporate Transaction. In the event of (i) a transfer of all or substantially all of the Company’s assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding capital stock, or (iv) a Change in Control (each, a “Corporate Transaction”), each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Participant and need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Participant, may provide (without limitation) for one or more of the following in the event of a Corporate Transaction: (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or other equity awards for such Awards; (D) the cancellation of such outstanding Awards in exchange for a payment to the Participants equal to the excess of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Corporate Transaction over (2) the exercise price or purchase price paid or to be paid (if any) for the Shares subject to the Awards; provided that, at the discretion of the Administrator and to the extent permissible under all Applicable Laws (including without limitation Section 409A of the Code), such payment may be subject to the same conditions that apply to the consideration that will be paid to holders of Shares in connection with the transaction; (E) the full or partial acceleration of vesting, settlement, payment and/or expiration of such outstanding Awards; (F) the full or partial lapse of forfeiture, repurchase or reacquisition rights with respect to Shares previously acquired pursuant to any Awards; (G) the opportunity for Participants to exercise such outstanding Options and/or Stock Appreciation Rights prior to the occurrence of the Corporate Transaction and the termination of such outstanding, unexercised Options and/or Stock Appreciation Rights upon the consummation of such Corporate Transaction for no consideration; or (H) the cancellation of such outstanding Awards in exchange for no consideration.
(d) Change in Control. An Award may be subject to additional acceleration of vesting, settlement, payment and/or expiration upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.
16. Tax.
(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise or settlement thereof) or prior to any time the Award or Shares are subject to taxation or other Tax-Related Items, the Company and/or the Participant’s employer will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any Tax-Related Items or other items that the Company or any Affiliate is required to withhold or deduct or that is otherwise applicable with respect to such Award.
(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such withholding or deduction obligations or any other Tax-Related Items, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares, (iii) delivering to the Company already-owned Shares, or (iv) such other method as may be set forth in the Award Agreement; provided that, unless specifically permitted by the Company, any proceeds derived from a cashless exercise must be an approved broker-assisted cashless exercise or the cash or Shares withheld or delivered must be limited to avoid financial accounting charges under applicable accounting guidance or Shares must have been previously held for the minimum duration required to avoid financial accounting charges under applicable accounting guidance. The Fair Market Value of the Shares to be withheld or delivered will be determined based on such methodology that the Company deems to be reasonable and in accordance with Applicable Laws.
(c) Compliance With Section 409A of the Code. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A of the Code (or an exemption therefrom) and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A of the Code the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A of the Code (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A of the Code. In no event will the Company be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of the application of Section 409A of the Code.
17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or any Affiliate, nor will they interfere in any way with the Participant’s right or the Company’s or any Affiliate’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
19. Corporate Records Control. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
20. Clawback/Recovery. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and/or benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, and/or recoupment upon the occurrence of certain specified events, in addition to any applicable vesting, performance or other conditions and restrictions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award granted under the Plan shall be subject to the Company’s clawback policy as may be established and/or amended from time to time. The Administrator may require a Participant to forfeit or return to and/or reimburse the Company for all or a portion of the Award and/or Shares issued under the Award, any amounts paid under, or benefits provided pursuant to, the Award, and any payments or proceeds paid or provided upon disposition of the Shares issued under the Award, pursuant to the terms of such Company policy or as necessary or appropriate to comply with Applicable Laws.
21. Effective Date. Subject to Section 25 of the Plan, the Plan will become effective as of the Effective Date. No Incentive Stock Options may be granted after June 21, 2034.
22. Amendment and Termination of the Plan.
(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the

Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
23. Conditions Upon Issuance of Shares.
(a) Legal Compliance. Shares will not be issued pursuant to the vesting, exercise, settlement or payment (as applicable) of an Award unless the vesting, exercise, settlement or payment of such Award and the issuance and delivery of such Shares or cash will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b) Investment Representations. As a condition to the vesting, exercise, settlement or payment of an Award, the Company may require the Participant to represent and warrant at the time of any such vesting, exercise, settlement or payment that the Shares are being purchased or issued only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
24. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares, or payment of cash, hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares, or pay such cash, as to which such requisite authority will not have been obtained.
25. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.
26. Governing Law. The Plan and all Awards hereunder shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.
o O o

GETAROUND, INC.
P.O. BOX 24173
OAKLAND, CALIFORNIA 94623

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V53573-P15336 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GETAROUND, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Class I Nominees, each to serve until the annual meeting of stockholders to be held in respect of Getaround, Inc.'s fiscal year ending December 31, 2025:

	For	Against	Abstain
1a. Bruno Bowden	☐	☐	☐
1b. Ravi Narula	☐	☐	☐

Class II Nominees, each to serve until the annual meeting of stockholders to be held in respect of Getaround, Inc.'s fiscal year ending December 31, 2026:

	For	Against	Abstain
1c. Eduardo Iniguez	☐	☐	☐
1d. Jason Mudrick	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V53574-P15336

GETAROUND, INC.
ANNUAL MEETING OF STOCKHOLDERS
[•], 2024, [•] AM PT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Eduardo Iniguez and Spencer Jackson, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of GETAROUND, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at [•] a.m., Pacific Time, on [•], 2024, at www.virtualshareholdermeeting.com/GETR2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE